1933 Act Registration No.33-84186
                           1940 Act File No. 811-8774

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM N-1A

[X] REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

[ ] Pre-Effective Amendment No.


[X] Post-Effective Amendment No. 13


                                     and/or

[X] REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940


[X] Amendment No. 14

                                 FAIRPORT FUNDS
               (Exact Name of Registrant as Specified in Charter)


              3636 Euclid Avenue, Suite 3000, Cleveland, Ohio 44115
                    (Address of Principal Executive Offices)

        Registrant's Telephone Number, including Area Code: 216/431-3000

    Scott D. Roulston, 3636 Euclid Avenue, Suite 3000, Cleveland, Ohio 44115
                     (Name and Address of Agent for Service)


                Copy to: Donald S. Mendelsohn, Thompson Hine LLP,
              312 Walnut Street, Suite 1400, Cincinnati, Ohio 45202



                  Approximate Date of Proposed Public Offering:
                         Immediately, upon effectiveness

 It is proposed that this filing will become effective (check appropriate box)


[ ] immediately upon filing pursuant to paragraph (b)
[ ] on (date) pursuant to paragraph (b)
[X] 60 days after filing pursuant to paragraph(a)(1)
[ ] on (date) pursuant to paragraph (a)(1)
[ ] 75 days after filing pursuant to paragraph (a)(2)
[ ] on (date) pursuant to paragraph (a)(2) of Rule 485



If appropriate, check the following box:

[ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

FAIRPORT FUNDS
C h a r t i n g a C o u r s e Y o u C a n T r u s t

Prospectus Fairport Emerging Growth Fund
Fairport International Equity Fund
Fairport Growth Fund
Fairport Growth and Income Fund
Advised by
Roulston & Company, a subsidiary of Fairport Asset Management, LLC.
March 1, 2004


The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.


TABLE OF CONTENTS
EMERGING GROWTH FUND . . . . . . . . . . . . . . . . . . . . . . . . . . . .2
Investment Goal
Principal Strategy
Principal Risks
Bar Chart and Performance Table
INTERNATIONAL EQUITY FUND . . . . . . . . . . . . . . . . . . . . . . .  . .4
Investment Goal
Principal Strategy
Principal Risks
Bar Chart and Performance Table
GROWTH FUND . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .. .6
Investment Goal
Principal Strategy
Principal Risks
Bar Chart and Performance Table

GROWTH AND INCOME FUND . . . . . . . . . . . . . . . . . . . . . . . . . . .8
Investment Goal
Principal Strategy
Principal Risks
Bar Chart and Performance Table
FEES AND EXPENSES OF THE FUNDS . . . . . . . . . . . . . . . . .  . . . . . 11
FURTHER INFORMATION ON INVESTMENT OBJECTIVES
AND INVESTMENT STRATEGIES . . . . . . . . . . . . . . . . . . . . . . . . . 12
OTHER SECURITIES AND RISKS . . . . . . . . . . . . . . . . . . . . . . . . .13
MANAGEMENT OF THE FUNDS . . . . . . . . . . . . . . . . . . . . . . . . . . 15
PRICING FUND SHARES . . . . . . . . . . . . . . . . . . . . . . . . . . . . 16
PURCHASE OF SHARES . . . . . . . . . . . . . . . . . . . . . . . . . . . . .17
FINANCIAL HIGHLIGHTS . . . . . . . . . . . . . . . . . . . . . . . . . . . .21
DIVIDENDS, DISTRIBUTIONS AND TAXES . . . . . . . . . . . . . . . . . . . . .26



Emerging Growth Fund

INVESTMENT GOAL
Capital appreciation.

PRINCIPAL STRATEGY

The Fund invests primarily in common stocks of companies considered by the Fund's investment adviser to be small-cap growth companies or of companies considered to be in their post-venture capital stage of development. Small-cap growth companies are considered by the adviser to be those that, at the time of investment, have market capitalizations similar to companies in the Russell 2000 Index. As of June 30, 2002 the median market capitalization of companies in the Russell 2000 Index was approximately $395 million with the largest company having an approximate market capitalization of $1.3 billion. Due to the market and other factors, the market capitalization within the Russell 2000 Index will vary and may be higher or lower. Companies in their post-venture capital stage are those that have received venture capital related financing during the early stages of the company's existence or the early stages of the development of a new product or service, or as part of a reorganization, restructuring or recapitalization. While most companies in their post-venture capital phase of development are relatively small companies, they can be of all sizes.

The adviser selects those companies that it believes to have the potential for above-average growth in market value. These types of companies often: are in the early stages of their development or existence, are in fast growing or new markets subject to rapid change, may have been in existence for a period of time but have recently been a part of a reorganization, restructuring or recapitalization, or may be conducting their initial public offering. Generally, companies that are in their post-venture capital stage have not had their securities traded publicly - in other words, they have not been "publicly held"
- for very long.

The adviser will typically sell a stock when the adviser feels that the company's competitive advantage or future prospects will not be fully recognized in its stock price, when the stock price fully reaches the adviser's expectations, or as a result of external factors that could affect the company adversely.

PRINCIPAL RISKS

There are risks associated with any investment, but the risks associated with an investment in the Fund include: o stock market risk, or the risk that the price of securities held by the Fund, as well as the broader stock market, will fall due to various factors or unpredictable circumstances, including interest rate changes, trends in the U.S. and world economies and general investor confidence;
o the success of the Fund's investments depends on the ability of the adviser to assess correctly the potential of the stocks purchased for the Fund; o securities of smaller companies may involve greater risk than investments in larger, more established companies, including the risks that the stocks of such companies are usually more volatile in price and less liquid; o the securities purchased in initial public offerings or of companies in their post-venture capital stage involve certain special risks including that such securities may exhibit greater price volatility, may be subject to greater risk of losing value than securities of companies that are more established and have more certain sources of financing. In addition, from time to time the availability of securities of such companies for investment may be limited; and o loss of part or all of your money invested in the Fund.

PORTFOLIO MANAGER
John A. Karnuta

BAR CHART AND PERFORMANCE TABLE The following bar chart and performance table provide some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual total return compares with that of a broad measure of market performance. Both the chart and the table assume reinvestment of dividends and distributions. As with all mutual funds, past performance (before and after taxes) is not a prediction of future performance.


During the four years ended December 31, 2003, the highest return for a quarter was 39.10% for the quarter ended June 30, 2001 and the lowest return for a quarter was (51.42)% for the quarter ended March 31, 2001.



                               Annual Returns (%)
                                [CHART OMITTED]
        2000 - (28.57%), 2001 - (44.70%), 2002 - (18.66%), 2003 - 31.57%




                                PERFORMANCE TABLE
           (Average annual total returns (%) as of December 31, 2003)
                                                  1 year      Since Inception*
Emerging Growth Fund
         Return Before Taxes                      31.57            6.62
         Return After Taxes on Distributions      31.57            6.35
         Return After Taxes on Distributions
         and Sale of Fund Shares                  19.23            5.37
Russell 2000 Growth Index                         48.54           (1.50)
Lipper Small-Cap Growth Index                     44.77            4.13


The Russell 2000 Growth Index is a measure of the performance of those companies within the 2000 smallest companies in the Russell 3000 Index with higher price-to-book ratios and higher forecasted growth values. Unlike the Fund, the Russell 2000 Growth Index is an unmanaged indicator of financial performance and does not reflect fees, expenses or taxes. The Russell 2000 Growth Index and Lipper Small-Cap Growth Index are not sold as investments. The Lipper Small-Cap Growth Index provides information that shows how the Fund's performance compares with the returns of a peer group of funds with similar investment objectives. The Russell 2000 Growth Index is a registered service mark of the Frank Russell Company which does not sponsor and is not affiliated with the Fund.
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's actual tax situation and may differ from those shown. Return After Taxes on Distributions and Sale of Fund Shares includes the benefit of loss deductions which are included in the calculation; the calculation assumes that the shareholder is able to realize the entire loss deduction in the current tax year. Also, after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. *Inception date July 1, 1999.

International Equity Fund

INVESTMENT GOAL
Long-term capital appreciation by investing primarily in equity securities of non-U.S. companies.

PRINCIPAL STRATEGY
The Fund invests primarily in common stocks of non-U.S. companies that the Fund's investment adviser considers to have a competitive advantage, to be the perceived leaders in their respective industries or to be in industries that are consolidating. The Fund focuses primarily on companies headquartered in the more developed foreign countries or areas of the world such as Western Europe, Japan, Australia, Singapore and Hong Kong.

The Fund invests principally in common stocks that are either traded in countries outside of the United States or are represented by American Depository Receipts or "ADRs." The Fund ordinarily invests at least 65% of its total assets in at least three foreign countries, although at any given time, the Fund may invest up to 50% of its assets in equity securities of companies headquartered in any one country. In addition, under normal circumstances at least 80% of the Fund's total assets will be invested in equity securities, primarily of non-U.S. companies. Equity securities include common stocks and ADRs representing interests in common stocks.

The adviser uses stock selection as its primary criteria when making investment decisions and allocation of investments among foreign countries as a secondary criteria. The primary focus of stock selection is on companies that are perceived to have a competitive advantage and are generally viewed to be ranked among the top three companies in their industry. A secondary focus is on companies that are in consolidating industries.

The adviser will typically sell a stock when the adviser feels that the company's competitive advantage or future prospects will not be fully recognized in its stock price, when the stock price fully reaches the adviser's expectations, or as a result of external factors that could affect the company adversely.

WHAT IS AN ADR?

ADRs are certificates traded in United States markets which represent an interest in shares of a foreign company. ADRs were created to make it possible for foreign issuers to meet United States security registration requirements and to facilitate dividend collection by dollar- based investors.**

**Source:  Dictionary of Financial Risk Management (C)1992


PRINCIPAL RISKS
There are risks associated with any investment, but the particular risks associated with an investment in the Fund include:
o stock market risk, or therisk that the price of securities held by the Fund, as well as the broader stock market, will fall due to various factors or unpredictable circumstances, including interest rate changes, trends in the U.S. and world economies and the economies of the countries in which the Fund invests and general investor confidence;
o foreign risk, or the risk that the Fund may be subject to greater risks because the Fund's performance may depend on issues other than the performance of a particular company or group of companies. Changes in foreign economies and political climates are more likely to affect the Fund than a mutual fund that invests exclusively in U.S. companies. There may also be less government supervision of foreign markets, resulting in non-uniform accounting practices and less publicly available information. If the Fund's portfolio is over-weighted in a certain geographic region any negative development affecting that region will have a greater impact on the Fund than a fund that is not over-weighted in that region;
o foreign currency risk, or the risk that the price of securities held by the Fund that are denominated in a foreign currency may be affected by changes in currency exchange rates and in exchange contract regulations, including currency blockage;
o the success of the Fund's investments depends on the ability of the adviser to assess correctly the potential for the stocks purchased for the Fund; and
o    loss of part or all of your money invested in the Fund.

PORTFOLIO MANAGERS
Robert P. Goodman and John M. Silvis


BAR CHART AND PERFORMANCE TABLE
The following bar chart and performance table provide some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual return compares with that of a broad measure of market performance. Both the chart and the table assume reinvestment of dividends and distributions. As with all mutual funds, past performance (before and after taxes) is not a prediction of future performance.


During the four years ended December 31, 2003, the highest return for a quarter was 18.80% for the quarter ended June 30, 2003 and the lowest return for a quarter was (20.29)% for the quarter ended September 30, 2002.



                               Annual Returns (%)
                                [CHART OMITTED]
        2000 - (7.40%), 2001 - (19.87%), 2002 - (21.83%), 2003 - 36.41%


                                PERFORMANCE TABLE
           (Average annual total returns (%) as of December 31, 2003)
                                              1 year        Since Inception*
International Equity Fund
         Return Before Taxes                   36.41              0.11
         Return After Taxes on Distributions   36.16             (0.02)
         Return After Taxes on Distributions
         and Sale of Fund Shares               22.16              0.04
MSCI EAFE Index                                38.59             (1.62)
Lipper International Index                     36.00              0.91


The MSCI EAFE Index (Morgan Stanley Capital International Europe, Australia and Far East Index) is an index representative of stocks of developed markets. Unlike the Fund, the MSCI EAFE Index is an unmanaged indicator of financial performance and does not reflect fees, expenses or taxes. The MSCI EAFE Index and Lipper International Index are not sold as investments. The Lipper International Index provides Information that shows how the Fund's performance compares with the returns of a peer group of funds with similar investment objectives.
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's actual tax situation and may differ from those shown. Return After Taxes on Distributions and Sale of Fund Shares include the benefit of loss deductions which are included in the calculation; the calculation assumes that the shareholder is able to realize the entire loss deduction in the current tax year. Also, after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. *Inception date July 1, 1999.

Growth Fund

INVESTMENT GOALS
Capital appreciation.

PRINCIPAL STRATEGY
The Fund invests primarily in the common stocks of companies that the adviser has projected to grow faster than the economy in general. Although not exclusively, these companies tend to be established companies which typically have several years of recorded experience as publicly traded entities. Thus, information related to operating results over several years and the public's reaction to those fluctuations in the progress of the company is available for assessment. Dividends are not a consideration and growth is viewed opportunistically. Few companies can grow at a high rate for an extended period. Special strengths in specific industries or product lines come and go over varying lengths of time. The adviser focuses on the 2-3 year time frame. The Fund does not focus on any particular market capitalization, but will tend to own stocks ranked among the largest 1000 companies.

The common stocks selected for purchase are primarily of companies experiencing an improvement in profitability or earnings growth compared to other companies. This improvement can be attributed to the specific company, such as the influence of a new product cycle. It can also be a function of economic conditions, such as the beginning or end of a recession, and the company's sensitivity to these conditions. The fundamentals of a company (which include earnings and cash flow history and outlook, balance sheet strength, and the company's product and market position) are also a component of the analysis.

The adviser will typically sell a stock when its fundamentals deteriorate, the stock price fully reaches expectations, or the stock falls short of the adviser's expectations and no longer offers good value relative to its future prospects.

PRINCIPAL RISKS
There are risks associated with any investment, but the risks associated with an investment in the Fund include: o stock market risk, or the risk that the price of securities held by the Fund, as well as the broader stock market, will fall due to various factors or unpredictable circumstances, including interest rate changes, trends in the U.S. and world economies and general investor confidence;
o the success of Fund's investments depends on the ability of the adviser to correctly assess the potential of the stocks purchased for the Fund; and o loss of part or all of your money invested in the Fund.

PORTFOLIO MANAGER
John A. Karnuta

BAR CHART AND PERFORMANCE TABLE
The following bar chart and performance table provide some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual return compares with that of a broad measure of market performance. Both the chart and the table assume reinvestment of dividends and distributions. As with all mutual funds, past performance (before and after taxes) is not a prediction of future performance.


During the ten years ended December 31, 2003, the highest return for a quarter was 15.68% for the quarter ended December 31, 1999 and the lowest return for a quarter was (21.35)% for the quarter ended March 31, 2001.


                               ANNUAL RETURNS (%)
                                [CHART OMITTED]


   1994 - 7.23%, 1995 - 23.31%, 1996 - 20.56%, 1997 - 27.70%, 1998 - (4.13%),
1999 - (7.44%), 2000 - (1.57%), 2001 - (24.53%), 2002 - (33.80%), 2003 - 28.38%


                                PERFORMANCE TABLE
           (Average annual total returns (%) as of December 31, 2003)
                                               1 year    5 years     10 years
Growth Fund
         Return Before Taxes                    28.38    (10.19)       1.32
         Return After Taxes on Distributions    28.38    (10.61)       0.20
         Return After Taxes on Distributions
         and Sale of Fund Shares                17.29     (7.59)       1.29


Russell 1000 Growth Index                       29.75     (5.11)       9.21
Lipper Large-Cap Growth Index                   26.96     (5.53)       7.77

The Russell 1000 Growth Index is a measure of the performance of those companies within the 1000 largest companies in the Russell 3000 Index with higher price-to-book ratios and higher forecasted growth values. Unlike the Fund, the Russell 1000 Growth Index is an unmanaged indicator of financial performance and does not reflect fees, expenses or taxes. The Russell 1000 Growth Index and Lipper Large-Cap Growth Index are not sold as investments. The Lipper Large-Cap Growth Index provides information that shows how the Fund's performance compares with the returns of a peer group of funds with similar investment objectives. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's actual tax situation and may differ from those shown. Return After Taxes on Distributions and Sale of Fund Shares include the benefit of loss deductions which are included in the calculation; the calculation assumes that the shareholder is able to realize the entire loss deduction in the current tax year. Also, after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Growth and Income Fund

INVESTMENT GOAL
Capital appreciation and current income.


PRINCIPAL STRATEGY
The Fund invests principally in the common stocks of well established companies with long-term growth potential and a history of paying dividends. The adviser seeks growing companies with strong cash flow return that sell at a discount to the S&P 500 Index. Companies selected should, in the manager's opinion, have: o a strong business strategy; o a durable competitive advantage; and o a record of paying dividends over time.

The adviser adheres to a value approach of investment management that also requires a potential investment to meet other standards such as price/sales ratios and price/earnings ratios which are generally at a discount relative to the S&P 500 Index. This value style of investing seeks to identify companies that appear underpriced in regards to their intrinsic worth and future prospects. It also takes into account the fundamentals of a company which include: earnings and cash flow history and outlook, balance sheet strength, and the company's product and market position.

The adviser will typically sell a stock when its fundamentals deteriorate, the stock falls short of the adviser's expectations and no longer offers good value, or if the stock price fully reaches the adviser's expectations.

PRINCIPAL RISKS
There are risks associated with any investment, but the particular risks associated with your investment in the Fund include:
o stock market risk, or the risk that the price of securities held by the Fund, as well as the broader stock market, will fall due to various factors or unpredictable circumstances, including interest rate changes, trends in the U.S. and world economies and general investor confidence;
o the success of the Fund's investments depends on the ability of the adviser to correctly assess the potential of the stocks purchased for the Fund; and
o    loss of part or all of your money invested in the Fund.

WHAT IS THE PRICE/EARNINGS RATIO?

A company's price/earnings ratio is a common measure of the value of a common stock; it is simply the ratio of the stock's market price to its earnings per share. For example, a common stock with the P/E of 12 means that its price per share is twelve times its earnings per share.

PORTFOLIO MANAGER
Keith A. Vargo

BAR CHART AND PERFORMANCE TABLE
The following bar chart and performance table provide some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual return compares with that of a broad measure of market performance. Both the chart and the table assume reinvestment of dividends and distributions. As with all mutual funds, past performance (before and after taxes) is not a prediction of future performance.


During the ten years ended December 31, 2003, the highest return for a quarter was 20.07% for the quarter ended December 31, 1998 and the lowest return for a quarter was (19.93)% for the quarter ended September 30, 2002.


                               ANNUAL RETURNS (%)
                                [CHART OMITTED]


    1994 - 1.73%, 1995 - 28.87%, 1996 - 17.74%, 1997 - 30.31%, 1998 - 6.28%,
 1999 - (11.88%), 2000 - 7.99%, 2001 - (10.61%), 2002 - (20.82%), 2003 - 27.35%

                                PERFORMANCE TABLE
           (Average annual total returns (%) as of December 31, 2003)
                                               1 year   5 years     10 Years
Growth and Income Fund
         Return Before Taxes                    27.35    (3.02)       6.25
         Return After Taxes on Distributions    27.30    (3.98)       4.97
         Return After Taxes on Distributions
         and Sale of Fund Shares                16.65    (2.46)       5.02


Russell 1000 Value Index                        30.03     3.56       11.88
Lipper Large-Cap Value Index                    28.00     1.20       10.05

The Russell 1000 Value Index is a measure of the performance of those companies within the 1000 largest companies within the Russell 3000 Index with lower price-to-book ratios and a higher than average value orientation. Unlike the Fund, the Russell 1000 Value Index is a unmanaged indicators of financial performance and does not reflect fees, expenses or taxes. The Russell 1000 Value Index and the Lipper Large-Cap Value Index are not sold as investments. The Lipper Large-Cap Value Index provides information that shows how the Fund's performance compares with the returns of a peer group of funds with similar investment objectives.
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's actual tax situation and may differ from those shown. Return After Taxes on Distributions and Sale of Fund Shares include the benefit of loss deductions which are included in the calculation; the calculation assumes that the shareholder is able to realize the entire loss deduction in the current tax year. Also, after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Fees and Expenses of the Funds
This table describes the fees and expenses that you may pay if you buy and hold shares of one or more of the Funds.

                                                     EMERGING      INTERNATIONAL    GROWTH     GROWTH AND INCOME
                                                      GROWTH          EQUITY         FUND            FUND
                                                       FUND            FUND

----------------------------------------------------------------------------------------------------------------


Shareholder Fees1:                                  None             None               None              None
(fees paid directly from your investment)

Early Redemption Fee:                               1.00%            1.00%              1.00%             1.00%
(as a percentage of the amount redeemed only if held less than 30 days)2

Annual Fund Operating
Expenses:
(expenses that are deducted
from Fund assets)
Management Fees:                                     .75%             .75%               .75%              .75%
Distribution and Service
    (12b-1) Fees:                                    .25%             .25%               .25%              .25%
Other Expenses:                                      .98%             .89%               .71%              .67%
                                                     -----            ----               ----              ----
Total Annual Operating
    Expenses3:                                       1.98%           1.89%               1.71%             1.67%
                                                     =====           =====               =====             =====
Less Fee Waiver and/or
  Expense Reimbursement:                             0.03%            N/A                 N/A               N/A
                                                      ---             ---                 ---              ----
Net Annual Operating Expenses4                       1.95%           1.89%               1.71%             1.67%
                                                     =====           =====               =====             =====




1 A $15 wire redemption charge is deducted from the amount of each redemption of Fund shares you request by Federal Reserve wire.
2 If you redeem shares within 30 days of purchase, you will be charged a 1.00% redemption fee. See OEarly Redemption FeeO for more information.
3 These are the gross fees and expenses that would have been incurred for the fiscal year ended October 31, 2003, if the adviser did not waive any fees and/or reimburse certain expenses.
4 The Trust and the adviser have entered into an expense limitation letter agreement effective March 1, 2004 through February 28, 2005. For that period, the adviser has agreed to waive its investment advisory fee and/or reimburse other expenses of the Funds, but only to the extent necessary to maintain total annual operating expenses as a percentage of average daily net assets of the Emerging Growth Fund, the International Equity Fund, the Growth Fund, and the Growth and Income Fund at 1.95%, 1.95%, 1.75% and 1.75%, respectively.



EXAMPLE
This example is intended to help you compare the cost of investing in the Funds with the cost of investing in other mutual funds. The example assumes that:

o    You invest $10,000 in a Fund for the time periods indicated;
o You redeem all of your shares at the end of each time period; o Your investment has a hypothetical 5% return each year;
o    All dividends are reinvested; and
o    Each  Fund's   operating   expenses   remain  the  same   (except  for  fee
     waivers/expense reimbursement reflected in the first year).

This example is for comparison purposes only. Actual return and expenses will be different and each Fund's performance and expenses may be higher or lower. Based on the above assumptions, your costs for each Fund would be:

                                    1 year    3 years    5 years     10 years


Emerging Growth Fund                 $201       $621     $1,068       $2,306
International Equity Fund            $192       $594     $1,021       $2,212
Growth Fund                          $174       $539     $928         $2,019
Growth and Income Fund               $170       $526     $907         $1,976



Further Information on Investment Objectives and Investment Strategies


INVESTMENT OBJECTIVES. The investment objectives of each of the Emerging Growth Fund and the International Equity Fund may be changed by Fairport Funds' Board of Trustees without the approval of that Fund's shareholders. The investment objectives of the Growth Fund and the Growth and Income Fund may not be changed without shareholder approval.

INVESTMENT STRATEGIES. Each Fund may also use certain derivative instruments, such as options and futures, to protect its portfolio against possible adverse movements in securities prices and/or interest rates or as a means to achieve exposure to certain securities or segments of a market in a manner that may be more efficient, in terms of time or price, than purchasing such securities directly.

From time to time, each Fund may take temporary defensive positions in attempting to respond to adverse market, economic, political, or other conditions. For example, a Fund may hold all or a portion of its assets in money market instruments, including money market funds, short-term U.S. Government securities or repurchase agreements. If a Fund invests in a money market fund, the shareholders of the Fund generally will be subject to duplicative management fees. As a result of engaging in these temporary measures, the Fund may not achieve its investment objective. Each Fund may also invest in money market instruments at any time to maintain liquidity or pending selection of investments in accordance with its policies.


Other Securities and Risks


COMMON STOCKS AND ADRS GENERALLY. Each of the Funds will primarily invest in common stocks. Such Funds may also invest in warrants, which are securities that give the holder the right to purchase a certain amount of the issuer's common stock at a specified price during a specified time period; however, investing in warrants is not a principal investment strategy for any Fund.


These types of investments may or may not pay dividends and may or may not carry voting rights. The common stock of a company occupies the most junior position of all securities issued by that company.

American Depositary Receipts or "ADRs" that each of the Funds may purchase may be sponsored or unsponsored. Sponsored ADRs are those jointly issued by the issuer of the underlying security and the depository institution. Unsponsored ADRs are issued only by the depository without the participation of the issuer of the underlying securities. Generally the markets for sponsored ADRs are more established and more liquid than those for unsponsored ADRs. Also, there is generally more financial and other types of information available regarding the underlying securities and their issuers of sponsored ADRs than unsponsored ADRs. This is so in part because the depository institution for unsponsored ADRs is frequently under no obligation to pass on to ADR holders shareholder information or voting rights.

STOCKS OF SMALL- AND MID-SIZED COMPANIES. The prices of stocks of small- and mid-sized companies are generally more volatile than those of larger, more established companies for a variety of factors including lack of market makers and analysts following such companies. In addition, small- and mid-sized companies are more sensitive to adverse economic changes because they usually rely on only a few products, have more limited financial resources and have less experienced management. The securities of small- and mid-sized companies generally are less "liquid" than securities of larger, more established companies. Liquidity relates to the ability of a Fund to sell a security promptly at or about the price a Fund has on its books.

FOREIGN SECURITIES. Securities in which the International Equity Fund invests may be denominated or quoted in currencies other than the U. S. dollar. Changes in foreign currency exchange rates affect the value of the Fund's portfolio. Generally, when the U. S. dollar rises in value against a foreign currency, a security denominated in that currency loses value because the currency is worth fewer U. S. dollars. Conversely, when the U. S. dollar decreases in value against a foreign currency, a security denominated in that currency gains value because the currency is worth more U. S. dollars. This risk, generally known as "currency risk," means that a strong U.S. dollar will reduce returns for U.S. investors while a weak U. S. dollar will increase those returns. The Fund may, from time to time, attempt to hedge its exposure to currency exchange risk by using forward currency contracts.

Foreign investments involve special risks, in addition to currency risk, not applicable to investments in securities of U.S. issuers. Such risks include:

o    imposition of exchange controls or currency devaluations
o less extensive regulation of foreign brokers, securities markets and issuers
o    political, economic or social instability
o less publicly available information and less liquidity in the market for such securities
o    different accounting standards and reporting obligations
o foreign economies differ from the U.S. economy (favorably or unfavorably) in areas such as growth of gross domestic product, rates of inflation, unemployment, currency depreciation and balance of payments positions
o possibility of expropriation (the taking of property or amending of property rights by a foreign government) or foreign ownership limitations
o    excessive or confiscatory taxation

The International Equity Fund will generally hold its foreign securities, other than ADRs, in foreign banks and depositories. Some foreign banks and securities depositories may be recently organized or new to the foreign custody business. In addition, there may be limited or no regulatory oversight over their operations. Also, the laws of certain countries may put limits on the Fund's ability to recover its assets if a foreign bank, depository or issuer of a security, or any of their agents, goes bankrupt. When trading in foreign securities, the Fund is also subject to costs for conversions between currencies, higher costs for holding, buying or selling securities, possible delays in settlement of securities transactions in foreign markets and difficulty in enforcing obligations in a foreign country or exercising shareholder rights (such as voting proxies).

EXCHANGE TRADED FUNDS. Each Fund may invest in various types of exchange traded funds ("ETFs"). ETFs own stocks included in a particular index and changes in the price of the ETFs (before deducting the ETFs' expenses) track the movement of the associated index relatively closely. To the extent a Fund invests in ETFs, shareholders of the Fund may be subject to duplicative management fees. ETFs include S&P Depositary Receipts ("SPDRs"), S&P Sector SPDRSs, DIAMONDS, and other security baskets. SPDRs are exchange-traded shares that represent ownership in the SPDR Trust, an investment company that was established to own the stocks included in the S&P 500 Index. S&P Sector SPDRs are similar investment companies that own the stocks included in various sector indexes. DIAMONDS are similar to SPDRs, but own the securities consisting of all of the stocks of the Dow Jones Industrial Average.

REPURCHASE AGREEMENTS. EACH OF THE FUNDS MAY ENTER INTO REPURCHASE AGREEMENTS. In a repurchase agreement, the Fund essentially is making a short-term loan to a broker or bank (seller). The Fund buys securities that the seller has agreed to buy back at a specific time and at a set price that includes interest. There is a risk that the seller will be unable to buy back the securities at the time required, and the Fund could experience delays in recovering the amounts owed it.


OPTIONS AND FUTURES CONTRACTS. Each Fund may enter into options and futures contracts to gain exposure to a particular security or market segment more quickly and efficiently than acquiring the security directly and for bona fide hedging purposes to offset changes in the value of securities held or expected to be acquired. Options are exchange-traded or private contracts involving the right of a holder to deliver to (a "put") or receive from (a "call") another party certain assets (or a money payment equivalent to the change in value of certain assets or index) at a specified price within a specified time period.
Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security at a specified future time and at a specified price. Each Fund may sell interest rate futures contracts in order to hedge against an anticipated rise in interest rates that might cause the value of the Fund's portfolio securities to decline. When hedging of this character is successful, any depreciation in the value of the hedged portfolio securities will be substantially offset by an increase in the Fund's equity in the interest rate futures position. Each Fund may also use index futures based on various securities indices. Risks inherent in the use of options and futures contracts include: (i) dependence on the adviser's ability to predict correctly movements in the direction of interest rates and/or securities prices; (ii) imperfect correlation between the price of the options or futures contracts and movements in the prices of the securities being hedged;
(iii) the fact that skills needed to use these strategies are different from those needed to select portfolio securities; (iv) the absence of a liquid secondary market for any particular option or contract at any time; (v) the possible need to defer closing out certain hedged positions to avoid adverse tax consequences; and (vi) the possible inability of a Fund to purchase or sell a portfolio security at a time that otherwise would be favorable for it to do so, or the possible need for a Fund to sell the security at a disadvantageous time, due to the requirement that the Fund maintain "cover" or segregate securities in connection with hedging transactions. The loss from investing in futures transactions and in writing certain options is potentially unlimited.


MANAGEMENT OF THE FUNDS


Roulston & Company, 3636 Euclid Avenue, Cleveland, Ohio 44115, serves as the investment adviser for each Fund. The adviser, a subsidiary of Fairport Asset Management, LLC, is a professional investment management firm and registered investment adviser founded in 1963. In addition to advising the Funds, the adviser provides advisory services to pension plans, corporations, 401(k) plans, profit sharing plans, individual investors, trusts and estates. The adviser serves as the investment adviser for each Fund pursuant to an investment advisory agreement. The adviser makes the investment decisions for the assets of the Funds and continuously reviews, supervises and administers the investment program of the Funds. During the fiscal year ended October 31, 2003, the Emerging Growth Fund paid net advisory fees of 0.72% of its average net assets (reflecting fee waivers of 0.03% or $2,659), the International Equity Fund paid net advisory fees of 0.75% of its average net assets, the Growth Fund paid net advisory fees of 0.75% of its average net assets, and the Growth and Income Fund paid net advisory fees of 0.75% of its average net assets.

PORTFOLIO MANAGERS

EMERGING GROWTH FUND
Since April 18, 2001, the Fund has been managed by John A. Karnuta.

INTERNATIONAL EQUITY FUND

Since July 1, 2003, the Fund has been managed by Robert P. Goodman and John M. Silvis. Prior to July 1, 2003, the Fund had been managed by Robert P. Goodman.


GROWTH FUND
Since March 1, 1999, the Fund has been managed by John A. Karnuta.

GROWTH AND INCOME FUND
Since April 18, 2001 the Fund has been managed by Keith A. Vargo. Prior to April 18, 2001, Mr. Vargo had been a co-manager of the Fund since March 1, 2000.



JOHN A. KARNUTA
Mr. Karnuta joined the adviser in 1999 as a Vice President and Portfolio Manager. He has over 33 years of investment experience including positions as a security analyst for McDonald & Company Securities, Inc. and for the adviser; the Vice President - Manager of Employee Benefit Portfolios at the Society
National Bank Trust Department; and, for the eleven years ended in February 1999, as the portfolio manager of growth equities for the BP America Pension Fund. He graduated from John Carroll University, received an MBA from Case-Western Reserve University, and attended National Trust School at Northwestern University. A Chartered Financial Analyst and member of the Association for Investment Research, Mr. Karnuta is also a former President of the Cleveland Society of Security Analysts. Additionally, he has been a Managing Director of Fairport Asset Management, LLC since October 2001.

KEITH A. VARGO
Mr. Vargo joined the adviser in 1985 and has been a Vice President and a portfolio manager at the adviser since 1992. In addition to his 18 years of industry experience, he is a Chartered Financial Analyst and a graduate of Dyke College. He is also a member of the Association for Investment Management and Research, the Cleveland Society of Security Analysts and the Cleveland Business Economists Club. Additionally, he has been a Managing Director of Fairport Asset Management, LLC since October 2001.

ROBERT P. GOODMAN
Mr. Goodman joined the adviser in 1999 as a Vice President and Portfolio Manager. In addition to having managed $1.1 billion for BP America Inc., he has over 22 years of investment management experience and has held positions with Paine Webber, Drexel Burnham Lambert and Harris Bank, which included a three year assignment in London, England. He is a graduate of journalism from the State University of New York at Empire College and is a frequent author and speaker on economic and investment issues. Additionally, he has been a Managing Director of Fairport Asset Management, LLC since October 2001.

JOHN M. SILVIS
Mr. Silvis joined the adviser in 2000 as Manager of Portfolio Operations and has been Vice President and Portfolio Manager of the Adviser since 2002. Prior to joining the adviser, he held the position of Portfolio Manager with National City Corporation since 1997, and from 1994 to 1997, Mr. Silvis worked in Trust Operations with Mellon Bank. Mr. Silvis holds an MBA from Baldwin-Wallace College and a Bachelors degree from The Pennsylvania State University.


Pricing Fund Shares

Fund  shares are sold and  redeemed  (sold back to the Fund) at net asset  value
(NAV) (less any applicable early redemption fee). NAV per share of each Fund is determined by dividing the total market value of a Fund's investments and other assets, less any liabilities, by the total outstanding shares of that Fund. NAV per share for each Fund is determined each day the New York Stock Exchange
(NYSE) is open for regular business at the earlier of 4 P.M., Eastern Time, or the close of regular trading on the NYSE. When you place an order to purchase shares or to redeem shares with a Fund or one of its authorized agents, the shares purchased or redeemed will be priced at the next NAV or price that is calculated for that Fund. Authorized agents for the Funds include Unified Fund Services, Inc., the Funds' transfer agent, and certain discount broker/dealers or banks with whom the Funds have entered into agreements for shareholder servicing.

All requests received by Unified Fund Services, Inc. before 4:00 p.m., Eastern Time, will be executed the same day, at that day's NAV per share. Orders received after 4:00 p.m., Eastern Time, will be executed the following day, at that day's NAV per share. Shares will not be priced and are not available for purchase on days when the NYSE is closed.

Purchase of Shares

GENERAL INFORMATION: You may purchase shares of any Fund directly by mail or by wire. An account application may be obtained by calling Roulston Research Corp., the Funds' distributor, at 1-800-332-6459. Payment for shares may be made by check or readily available funds (e.g., by federal funds wire). Purchases will be made in full and fractional shares of a Fund calculated to three decimal places. Your account statement will be your record of shares of the Funds owned by you. No share certificates will be issued. The Funds reserve the right to reject any purchase order, including orders from persons that the Funds believe are engaging in excessive trading or market timing activities. Checks that do not clear will result in a cancellation of the purchase, and you could be liable for any losses or fees incurred, including a $20 returned check fee. The Fairport Funds and its servicing agent reserve the right to refuse third party checks, cashier checks, counter checks, travelers checks, money orders, and credit card checks without proper identification. Signature guarantee stamps may be required on identification documentation.

RETIREMENT PLANS: The Funds are eligible for investment by tax deferred retirement programs such as 401(k) plans, traditional IRAs, spousal IRAs, Roth IRAs, Education IRAs, SEP IRAs and SIMPLE IRAs. All accounts established under such plans must have all dividends reinvested in the applicable Fund. For more information about setting up plans or for IRA information, please call 800-332-6459.


To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. What this means for you: When you open an account, we will ask for your name, address, date of birth, and other information that will allow us to identify you. We may also ask for other identifying documents or information.

To Open an Account

By Mail
To be in proper form, your initial purchase request must include:


o a completed and signed investment application form (which accompanies this Prospectus; and
o    a check (subject to the minimum amounts) made payable to the Fund.
o    the initial check must have the same address as the application.


Mail the application and check to:

Fairport Funds
c/o Unified Fund Services, Inc.
P.O. Box 6110
Indianapolis, IN 46206-6110
Minimum initial investment for each Fund:
$250 for each account (including retirement accounts)

By Wire


Telephone 800-332-6459 and you will receive an account number. Call your bank with instructions to transmit funds to:
U.S. Bank, N.A.
ABA# 042000013
Attention:  Name of Fund
Credit Account #130100788830
Account Name:  (insert shareholder name)
For Account #:  (insert shareholder name)
Mail a completed account application to c/o Unified
Fund Services, Inc. at the above address.


You must provide a signed application to Unified Fund Services, Inc., the Fund's transfer agent, at the above address in order to complete your initial wire purchase. Wire orders will be accepted only on a day on which the Fund, custodian and transfer agent are open for business. A wire purchase will not be considered made until the wired money is received and the purchase is accepted by the Fund. Any delays which may occur in wiring money, including delays which may occur in processing by the banks, are not the responsibility of the Fund or the transfer agent. There is presently no fee for the receipt of wired funds, but the Fund may charge shareholders for this service in the future.

By Automatic Investment
Submit your AUTOMATIC INVESTMENT PLAN
(Section 7 of the application) with your initial investment. Subsequent investments will be drawn from your bank account and invested in the designated Fund(s). If an Automatic Investment Plan is rejected by your bank, your shareholder account will be charged a fee to defray bank charges.

By Exchange
Call 800-332-6459 to request an exchange of shares from:
- another Fairport Fund
- an available Non-Affiliated Money Market Fund offered through Unified Fund Services, Inc. For this exchange, you must first receive a prospectus.
Please call 800-332-6459 for availability.
NOTE: No fee or charge will apply, but there may be a capital gain or loss. The exchange privilege is subject to amendment or termination at any time upon sixty days' prior notice.

To Add to an Account

By Mail
Fill out the subsequent investment stub from your account statement and mail your check or other negotiable bank draft with your account number on it to:
Fairport Funds
c/o Unified Fund Services, Inc.
P.O. Box 6110
Indianapolis, IN 46206-6110
Please make your check payable to the Fund you are investing in.
Minimum additional investments for each Fund: $50.00 for each account (including retirement accounts)

By Wire
Call 800-332-6459 Follow the instructions under "TO OPEN AN ACCOUNT - By Wire."

By ACH
(Automatic Clearing House)
Transactions should be established in advance by calling 800-332-6459. Allow at least two weeks for preparation before using ACH. ACH transactions are completed approximately two business days following the placement of the order.

By Automatic Investment
To add the AUTOMATIC INVESTMENT PLAN to an existing account, call 800-332-6459 to request the form. Complete and return the form and any additional materials. Subsequent investments will be drawn from your bank account and invested in the designated Fund(s).

By Exchange
Call 800-332-6459 Follow the instructions under "TO OPEN AN ACCOUNT - By Exchange."


Please note that if you use a broker-dealer to assist you in any of these Transactions, the broker-dealer may charge you a fee for this service.

DISTRIBUTION ARRANGEMENTS

The Funds do not charge up-front or deferred sales charges. Each Fund has adopted a distribution and shareholder service plan under Rule 12b-1 of the Investment Company Act, which allows the Funds to pay for the sale and distribution of their shares, as well as for shareholder services. These fees generally are paid to persons selling the Funds' shares. The maximum amount that each Fund may pay under the Rule 12b-1 plan is 0.25% of its average net assets. Because these fees are paid out of Fund assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. Please note that if you use a broker-dealer to assist you in any of these transactions, the broker-dealer may charge you a fee for this service.

REDEMPTION OF SHARES

GENERAL INFORMATION: You may sell or redeem shares of any Fund by any one or more of the following methods:


To Sell from or Close an Account

By Mail
Write a letter of instruction that includes:
- the fund name, your account number, the name in which the account is registered and the dollar value or number of shares you wish to sell.
- include all signatures and any additional documents that may be required. Mail your request to:
Fairport  Funds
c/o Unified Fund Services, Inc.
P.O. Box 6110
Indianapolis, IN 46206-6110
A check will be mailed to the name(s) and address in which the account is registered.

By Systematic Withdrawal
Call 800-332-6459 to request an application for the SYSTEMATIC WITHDRAWAL PLAN. Specify the amount and frequency of withdrawals (minimum of $100).
NOTE: A minimum account balance of $10,000 is required and you must have all dividends and distributions reinvested.

By Telephone
If you have previously authorized redemption by telephone, call 800-332-6459.
You will receive your redemption payment in the form you previously selected: check, deposit to your bank account, or wire transfer (for wire transfers, a fee of $15 will be charged)

By Exchange
If you have previously authorized telephone exchanges, call
800-332-6459 to request an exchange of shares into:
- another Fairport  Fund
- an available Non-Affiliated Money Market Fund offered through Unified Fund Services, Inc. For this exchange, you must first receive a prospectus.
Please call 800-332-6459 for availability.
NOTE: No fee or charge will apply, but an exchange of shares is treated as a sale, and there may be a capital gain or loss. The exchange privilege is subject to amendment or termination at any time upon sixty days prior notice.

Please note that if you use a broker-dealer to assist you in any of these transactions, the broker-dealer may charge you a fee for this service.

SELLING RECENTLY PURCHASED SHARES:

If the shares to be redeemed were recently purchased by check, proceeds from your redemption may be delayed up to 15 days from the purchase date or until the purchase check has cleared, whichever occurs first. If you are considering redeeming shares soon after purchase, you should purchase by bank wire or certified check to avoid this possible delay.

SIGNATURE GUARANTEES:
The Funds will require a signature guarantee for any of the following for shareholders who are not customers of the adviser or Fairport Asset Management:
o    any written redemption request for $25,000 or more; or
o a change in payee or address where redemption proceeds may be mailed from what is shown on your account application; or
o    a change in the bank account to which redemption payments are made.
A signature guarantee may be obtained from most banks or securities dealers, but not from a notary public. All documentation requiring a signature guarantee must utilize a New Technology Medallion stamp.



REDEMPTIONS BY A FUND:
If your account balance falls below $250 due to redemptions made by you, a Fund may redeem your remaining shares at NAV and mail the proceeds to you. The Fund will notify you if your balance has fallen below the required minimum, and you will have at least 60 days to meet the minimum before your shares are redeemed. All shares of each Fund are also subject to involuntary redemption if the Board of Trustees determines to liquidate the Fund. An involuntary redemption will create a capital gain or a capital loss, which may have tax consequences about which you should consult your tax adviser.

RIGHT TO REDEEM IN KIND:
Each of the Funds has elected generally to pay only cash for redemptions of up to $250,000 (or 1% of the Fund, whichever is less). The Funds will generally only pay cash for any other redemptions over that amount unless the Funds' Board of Trustees believes that under current conditions, further payments in cash would not be in that Fund's best interests. In those situations, you may receive portfolio securities instead of cash.

EARLY REDEMPTION FEE:
The Funds will charge a redemption fee of 1.00% of the current net asset value of shares redeemed if such shares are held for less than 30 days. The fee is designed to benefit a Fund's remaining shareholders by defraying additional Fund portfolio transaction expenses incurred as a result of short-term speculation or market timing activities, which the Funds wish to deter. For purposes of determining whether the early redemption fee applies, the shares that are held the longest will be redeemed first. The Funds reserve the right to modify the terms of or to terminate the early redemption fee at any time. This fee may not apply to:
o Retirement plans on the books of the Funds' transfer agent or on the books of certain other third parties that are authorized agents of the Funds and certain other omnibus accounts which cannot implement the fee;
o Shareholders whom the Trust does not believe are engaged in market timing activities; and
o    Shares purchased with reinvested capital gain or dividend distributions.

If you purchase shares through a broker-dealer or other financial intermediary who maintains your individual account on its books and an omnibus account with the Funds' transfer agent, your shares sold within 30 days of purchase may be subject to the early redemption fee.

Financial Highlights


The financial highlights tables are intended to help you understand each Fund's financial performance for the past five years (or since its inception if less than five years). Certain information reflects financial results for a single fund share. The total returns in each table represent the rate that you would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and distributions). The information for the fiscal year ended October 31, 2003 has been audited by PricewaterhouseCoopers, LLP, whose report, along with each Fund's financial statements, is included in the Funds' annual report, which is available upon request. The information for prior years was audited by other independent public auditors.



                                                                        FAIRPORT EMERGING
                                                                           GROWTH FUND
                                            -----------------------------------------------------------------------------

                                               Year            Year            Year            Year          Period
                                               Ended           Ended          Ended           Ended          Ended
                                             10/31/03        10/31/02        10/31/01        10/31/00     10/31/99 (a)
                                            ------------  --------------- ---------------- -------------- ----------------


Net Asset Value, beginning of
  period                                     $    10.10    $       10.81   $        31.38    $     19.35  $         10.00
                                            ------------  --------------- ----------------- ------------- ----------------

Income from Investment
  Operations:

Net investment income (loss)                     (0.19)(d)         (0.19)           (0.21)         (0.35)           (0.02)
Net realized and unrealized gain
  (loss) on investments                           3.08             (0.52)          (20.36)         13.19             9.37
                                            ------------  ---------------   ---------------- ------------  ----------------
Total from investment operations                  2.89             (0.71)          (20.57)         12.84             9.35
                                            ------------  ----------------  ---------------- ------------- ----------------

Less Distributions:
From net realized capital gains                       -                 -               -          (0.81)               -
                                            ------------  ----------------  ---------------- -------------  --------------

Total distributions                                   -                 -               -          (0.81)               -
                                            ------------  ----------------  ---------------- -------------- --------------

Net Asset Value, end of period               $     12.99    $       10.10    $       10.81    $      31.38   $       19.35
                                            ============  ================  ================ ============== ===============


Total Return                                      28.61%           (6.57)%         (65.55)%          67.22%       93.30%(b)


Ratios/Supplemental Data:
Net Assets, end of period (000)              $     9,248    $       7,389    $       9,558    $     24,271   $       3,284
Ratio of expenses to average
  net assets
    before reimbursement of
      expenses by Adviser                           1.98%            1.91%           1.82%           1.76%        11.54%(c)
    after reimbursement of
      expenses by Adviser                           1.95%             N/A             N/A            1.75%         1.95%(c)
Ratio of net investment income
  to average net assets
    before reimbursement of
      expenses by Adviser                          (1.75)%          (1.68)%         (1.36)%         (1.04)%     (10.46)%(c)
    after reimbursement of
      expenses by Adviser                          (1.72)%           N/A             N/A            (1.03)%      (0.87)%(c)
Portfolio turnover                                 74.45%           59.89%         212.80%         302.63%       79.91%(b)



(a) For the period July 1, 1999 (inception) to October 31, 1999.
(b) For periods of less than one full year, the total return and portfolio turnover are not annualized.
(c) Annualized
(d) Net investment income (loss) is based on average shares outstanding during the year.



                                                                           FAIRPORT GROWTH
                                                                                FUND
                                            ------------------------------------------------------------------------------

                                                Year            Year           Year             Year           Year
                                               Ended           Ended           Ended           Ended           Ended
                                              10/31/03        10/31/02       10/31/01         10/31/00       10/31/99
                                            -------------  -------------- ---------------- --------------- ----------------


Net Asset Value, beginning of
  period                                     $      6.40    $       8.43    $       14.94    $      12.75   $        16.45
                                            -------------  -------------- ---------------- --------------- ----------------
Income from Investment
  Operations:
Net investment income (loss)                      (0.07)(a)        (0.05)           (0.08)          (0.11)           (0.06)
Net realized and unrealized gain
  (loss) on investments                            1.31            (1.98)           (5.30)           2.78            (1.03)
                                             -------------  -------------- ---------------- -------------- ----------------
Total from investment operations                   1.24            (2.03)           (5.38)           2.67            (1.09)
                                            -------------  --------------- ---------------- -------------- ----------------

Less Distributions:
From net realized capital gains                        -               -             1.13)          (0.48)           (2.61)
                                            -------------  --------------- ---------------- -------------- ----------------

Total distributions                                    -               -            (1.13)          (0.48)           (2.61)
                                            -------------  --------------- ---------------- -------------- ----------------

Net Asset Value, end of period               $     7.64      $      6.40     $       8.43     $     14.94    $       12.75
                                            =============  =============== ================ ============== ================

Total Return                                      19.38%          (24.08)%         (38.58)%         21.56%           (9.18)%

Ratios/Supplemental Data:
Net Assets, end of period (000)              $   12,610      $    11,505     $     20,433     $    33,425    $       36,412
Ratio of expenses to average
  net assets
    before reimbursement of
      expenses by Adviser                          1.71%            1.71%           1.45%            1.76%         1.57%
    after reimbursement of
      expenses by Adviser                            N/A            1.38%           1.38%            1.38%         1.38%
Ratio of net investment income
  to average net assets
    before reimbursement of
      expenses by Adviser                        (0.99)%          (1.02)%         (0.83)%          (1.12)%       (0.44)%
    after reimbursement of
      expenses by Adviser                            N/A          (0.69)%         (0.76)%          (0.74)%       (0.26)%
Portfolio turnover                                49.65%           42.74%          95.30%           98.87%       121.21%

(a) Net investment income (loss) is based on average shares outstanding during the year.





                                                                       FAIRPORT GROWTH AND INCOME
                                                                                  FUND
                                            ------------------------------------------------------------------------------

                                                Year           Year             Year            Year            Year
                                               Ended           Ended           Ended            Ended           Ended
                                              10/31/03       10/31/02         10/31/01        10/31/00        10/31/99
                                            -------------  --------------  -------------- ---------------- ---------------


Net Asset Value, beginning of
  period                                     $      8.84     $     10.15     $     12.15     $       4.88     $     15.89
                                            -------------  --------------  --------------- ---------------- --------------

Income from Investment
  Operations:
Net investment income (loss)                        0.01(a)         0.02            0.04              0.05           0.01
Net realized and unrealized gain
  (loss) on investments                             1.71           (1.33)          (1.83)             0.10          (0.08)
                                            -------------  --------------  --------------- ---------------- --------------
Total from investment operations                    1.72           (1.31)          (1.79)             0.15          (0.07)
                                            -------------  --------------  --------------- ---------------- --------------

Less Distributions:
From net investment income                         (0.02)             -            (0.21)            (0.03)         (0.01)
From net realized capital gains                        -              -               -              (2.85)         (0.93)
                                            -------------  --------------  --------------- ---------------- --------------
Total distributions                                (0.02)             -            (0.21)            (2.88)         (0.94)
                                            -------------  --------------  --------------- ---------------- --------------

Net Asset Value, end of period               $     10.54     $      8.84     $     10.15     $       12.15    $     14.88
                                            =============  ==============  =============== ================ ==============

Total Return                                       19.46%         (12.91)%        (15.02)%            2.28%         (1.07)%

Ratios/Supplemental Data:
Net Assets, end of period (000)              $    12,798     $    11,468     $     12,710    $       13,913   $     29,870
Ratio of expenses to average
  net assets
    before reimbursement of
      expenses by Adviser                          1.67%           1.78%            1.64%            1.98%          1.61%
    after reimbursement of
      expenses by Adviser                            N/A           1.50%            1.50%            1.50%          1.48%
Ratio of net investment income
  to average net assets
    before reimbursement of
      expenses by Adviser                          0.05%         (0.12)%            0.19%          (0.06)%        (0.29)%
    after reimbursement of
      expenses by Adviser                            N/A          0.16%             0.33%           0.43%          0.04%
Portfolio turnover                                22.03%         39.12%            54.77%          95.46%        126.99%


(a) Net investment income (loss) is based on average shares outstanding during the year.





                                                                                    FAIRPORT
                                                                                  INTERNATIONAL
                                                                                   EQUITY FUND
                                            ---------------------------------------------------------------------------

                                                Year            Year           Year           Year          Period
                                               Ended           Ended          Ended           Ended          Ended
                                              10/31/03        10/31/02       10/31/01       10/31/00       10/31/99 (a)
                                            -------------  ------------- -------------- -------------- -----------------


Net Asset Value, beginning of
  period                                      $     7.43     $     8.69    $     11.47    $     10.23   $       10.00
                                            -------------  ------------- -------------- -------------- -----------------

Income from Investment
  Operations:
Net investment income (loss)                       0.01(d)         0.03          (0.02)            -            (0.01)
Net realized and unrealized gain
  (loss) on investments                            1.47           (1.26)         (2.70)         1.31             0.24
Return of Capital                                  0.01
                                             -------------  ------------ --------------  -------------  ----------------
Total from investment operations                   1.49           (1.23)         (2.72)         1.31             0.23
                                            -------------  ------------- --------------  -------------  ----------------

Less Distributions:
From net investment income                        (0.02)          (0.03)             -          (0.03)          -
From net realized capital gains                      -              -            (0.06)         (0.04)          -
                                            -------------  ------------- --------------- -------------- ----------------
Total distributions                               (0.02)          (0.03)         (0.06)         (0.07)          -
                                            -------------  ------------- --------------- -------------- ----------------

Net Asset Value, end of period                $    8.90      $     7.43     $     8.69     $    11.47     $      10.23
                                            =============  ============= =============== ============== ==================

Total Return                                      20.12%         (14.32)%       (23.81)%        12.74%         2.30%(b)

Ratios/Supplemental Data:
Net Assets, end of period (000)               $   7,972      $    8,486     $    12,869    $    20,863    $      2,673
Ratio of expenses to average
  net assets
    before reimbursement of
      expenses by Adviser                          1.89%            1.88%          1.66%           1.79%        15.24%(c)
    after reimbursement of
      expenses by Adviser                           N/A              N/A            N/A            1.78%         1.95%(c)
Ratio of net investment income
  to average net assets
    before reimbursement of
      expenses by Adviser                          0.12%          (0.30)%          0.21%         (0.01)%      (13.86)%(c)
    after reimbursement of
      expenses by Adviser                          N/A             N/A            N/A              0.01%       (0.57)%(c)
Portfolio turnover                                31.75%           73.16%         43.13%          58.37%        51.26%(b)

(a) For the period July 1, 1999 (inception) to October 31, 1999.
(b) For periods of less than one full year, the total return and portfolio turnover are not annualized.
(c) Annualized
(d) Net investment income (loss) is based on average shares outstanding during the year.


DIVIDENDS, DISTRIBUTIONS AND TAXES


DIVIDENDS & DISTRIBUTIONS. Dividends and distributions from the Fund(s) will be automatically used to purchase additional shares of that Fund unless you have elected to receive dividends and distributions in cash. If you participate in the systematic withdrawal plan or any retirement plan, you must have your distributions reinvested. The Funds distribute substantially all of their net investment income in the form of dividends and their capital gains in the form of distributions. The Growth Fund, the Growth and Income Fund, the Emerging Growth Fund and the International Equity Fund generally pay dividends semi-annually. Any capital gains realized by a Fund will be distributed at least annually.


TAX CONSEQUENCEs. A Fund pays no federal income tax on earnings distributed to shareholders so long as it meets the requirements for being a tax-qualified regulated investment company, which each of the Funds has done in the past and intends to do in the future. Any dividend or distribution you receive, whether in cash or reinvested, is considered taxable income to you. Dividends of net investment income are taxable to you as ordinary income. Capital gains distributions are taxed based on how long the Fund held the assets that generated such gains. Net short term capital gains are generally taxable to shareholders as ordinary income. Distributions of net long term capital gains are taxable as long term capital gains. Shareholders will be advised at least annually as to the federal income tax consequences of distributions made to them during the year. You are urged to consult your tax advisor concerning the application of federal, state and local taxes to your particular situation. An exchange of shares of a Fund for shares of another Fund is considered to be a sale of Fund shares for tax purposes. Dividends and interest received by the International Equity Fund may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. You may be able to claim a credit or take a deduction for foreign taxes paid by the Fund if certain requirements are met.

TAX AND DISTRIBUTION CHECKLIST

The following TAX CHECKLIST is a guide to the forms and reporting information for any regular, taxable accounts which will help assist your tax preparer: (not including IRAs or Retirement Accounts)

WHEN IS IT?              WHAT IS IT?                        TAX FORM SENT?
January                  Sent to shareholders               Year-End Statement
                         detailing the activity
                         in an account for the
                         entire year. Keeping a
                         copy of this statement
                         on an ongoing basis will
                         help with taxes down the road.
January                  Sent to shareholders in any Fund   1099-DIV
                         which made distributions of
                         dividends or capital gains during
                         the year.
January                  Sent to shareholders that have     1099-B
                         redeemed any shares during
                         the year through a redemption or
                         exchange in any Fund.

The following DISTRIBUTION PROFILE is a guide to when distributions are scheduled to be paid to shareholders in the event that a dividend or capital gain distribution is declared in a particular Fund*:


FUND                                DIVIDENDS               CAPITAL GAINS
Fairport Emerging Growth Fund       End of June             Mid December
Semi-Annual Distributions           End of December
Fairport International Equity Fund  End of June             Mid December
Semi-Annual Distributions           End of December
Fairport Growth Fund                End of June             Mid December
Semi-Annual Distributions           End of December
Fairport Growth and Income Fund     End of June             Mid December
Semi-Annual Distributions           End of December


*There are no guarantees that either dividends or distributions will be declared and the schedule is subject to change.

Additional information about each Fund's investments is available in the Funds' annual and semi-annual reports to shareholders. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected each Fund's performance during the last fiscal year. The Statement of Additional Information ("SAI") provides more detailed information about the Funds. The SAI has been filed with the Securities and Exchange Commission ("SEC") and is incorporated by reference into this Prospectus. The SAI and the annual/semi-annual reports are available at no charge by calling or writing:


Fairport Funds
3636 Euclid Avenue
Cleveland, OH 44115
(800) 332-6459

This number may also be used to request other information about the Funds or for shareholder inquiries. You may also visit the Funds' website at www.fairportfunds.com. Reports and other information about the Funds, including the SAI, are available on the SEC's Internet site at http://www.sec.gov. This information may also be viewed or copied at the SEC's Public Reference Room in Washington D.C., or by sending an electronic request, along with a duplicating fee to publicinfo@sec.gov, or by sending your written request, along with a duplicating fee, to the SEC's Public Reference Section, Washington D.C. 20549-6009. (For information on the Public Reference Room, telephone 1-202-942-8090).

The Trust's SEC File No. is 811-8774.

FAIRPORT GOVERNMENT SECURITIES FUND
C h a r t i n g a C o u r s e Y o u C a n Tr u s t
Prospectus

Advised by
Roulston & Company, a subsidiary of Fairport Asset Management, LLC.
March 1, 2004

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

TABLE OF CONTENTS

OVERVIEW OF THE FUND....................................2
Investment Goal
Principal Strategy
Principal Risks
Bar Chart and Performance Table
FEES AND EXPENSES OF THE FUND...........................4
FURTHER INFORMATION ON INVESTMENT OBJECTIVE
AND INVESTMENT STRATEGIES...............................5
OTHER SECURITIES AND RISKS..............................5
MANAGEMENT OF THE FUND..................................6
PRICING FUND SHARES ....................................7
PURCHASE OF SHARES......................................7
FINANCIAL HIGHLIGHTS...................................12
DIVIDENDS, DISTRIBUTIONS AND TAXES.....................13

Overview of the Fund

INVESTMENT GOAL
Current income consistent with preservation of capital.

PRINCIPAL STRATEGY
The Fund primarily invests in U.S. government and agency securities and expects to maintain an average portfolio duration that will normally vary between three and seven years. Under normal circumstances, at least 80% of the Fund's total assets are invested in U.S. government securities, including:

o    direct obligations issued by the U.S. Treasury;
o securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, including mortgage-backed securities.

What is Duration?

Duration is a measurement of the expected life of a fixed income security that is based on cash flows, maturity and its sensitivity to changes in interest rates. A higher average portfolio duration of a mutual fund would indicate a greater sensitivity to changing interest rates. As a point of reference, duration of 3 to 7 years will typically translate to an average effective maturity of four to ten years and is generally considered in the intermediate range.

The Fund may invest up to 20% of its total assets in corporate bonds and privately issued mortgage-backed securities rated "BBB" or better by a nationally recognized rating agency, or, if unrated, are determined by the adviser to be of like quality. The Fund may also use financial futures contracts to protect its portfolio against possible adverse movements in interest rates. For example, when interest rates are increasing and portfolio values are falling, the Fund may enter into a financial futures contract whose value will increase when interest rates rise in an attempt to offset a decline in the value of the Fund's current portfolio securities.

The Fund expects that it may engage in active and frequent trading of portfolio securities from time to time to achieve its principal strategy resulting in an annual portfolio turnover rate which will exceed 100%. This is expected to happen at times when the Fund is repositioning its portfolio and maturity to meet changing interest rate conditions resulting in portfolio turnover rates which would be more in line with interest rate cycles.

PRINCIPAL RISKS

There are risks associated with any investment, but the particular risks associated with your investment in the Fund include:
o interest rate risk, which means that during periods of falling interest rates, the value of fixed income securities generally rises; conversely, during periods of rising interest rates, the value of such securities generally declines;
o securities with longer maturities generally pay higher rates of interest but they are also subject to greater price volatility due to changes in interest rates;
o the success of a Fund's investments depends on the ability of the adviser to correctly assess the potential of the holdings relative to the market climate and interest rate changes;

o government risk, or the risk that not all U.S. government securities are backed by the full faith and credit of the U.S. government. It is possible that the U.S. Government would not provide financial support to its agencies or instrumentalities if it is not required to do so by law. If a U.S. government agency or instrumentality in which the Fund (or an underlying fund) invests defaults and the U.S. Government does not stand behind the obligation, the Fund's share price or yield could fall. The United States government guarantees payment of principal and timely payment of interest on certain U.S. government securities. This does not imply that the Fund's shares are guaranteed or that the price of the Fund's shares will not fluctuate. If the U.S. government or one of its agencies guarantees the principal and interest on any obligations, it does not guarantee the market price of such securities;
o credit risk, or the risk that the issuer of a debt obligation, such as a bond, may default on its obligation to pay principal and/or interest on such obligation when due or that the issuer may have its credit rating downgraded which would likely adversely affect the market value of such obligation;
o prepayment risk, or the risk that during periods of falling interest rates, the underlying obligations of a mortgage-backed security may be paid off and its principal repaid to the Fund more quickly than the investment adviser anticipated and that the securities could decrease in value. If such security was purchased at a premium the Fund could also lose principal;
o frequent trading of securities may increase transaction costs to the Fund and can produce capital gains, which are taxable when distributed to investors in non-tax-sheltered accounts; and
o    loss of part or all of your money invested in the Fund.


BAR CHART AND PERFORMANCE TABLE
The following bar chart and performance table provide some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual return compares with that of a broad measure of market performance. Both the chart and the table assume reinvestment of dividends and distributions. As with all mutual funds, past performance (before and after taxes) is not a prediction of future performance.

During the ten years ended December 31, 2003, the highest return for a quarter was 6.45% for the quarter ended June 30, 1995 and the lowest return for a quarter was (4.41)% for the quarter ended March 31, 1994.

                               Annual Returns (%)
                                [CHART OMITTED]

 1994 - (6.48%), 1995 - 7.90%, 1996 - 2.32%, 1997 - 7.51%, 1998 - 8.94%, 1999 -
        (2.40%), 2000 - 10.15%, 2001 - 7.83%, 2002 - 9.94%, 2003 - 1.70%


                                Performance Table

           (Average annual total returns (%) as of December 31, 2003)


                                                 1 year   5 years    10 years
Government Securities Fund
         Return Before Taxes                      1.70     5.32       5.53
         Return After Taxes on Distributions     (0.43)    3.04       3.40
         Return After Taxes on Distributions
         and Sale of Fund Shares                  1.25     3.15       3.39

Lehman Government Index                           2.36     6.26       6.72
Lehman Intermediate Government Index              2.29     6.08       6.44


UNLIKE OUR FUND, THE LEHMAN GOVERNMENT AND LEHMAN INTERMEDIATE GOVERNMENT INDICES DO NOT REFLECT FEES AND EXPENSES AND ARE UNMANAGED INDICATORS OF FINANCIAL PERFORMANCE; AS SUCH, THEY ARE NOT SOLD AS INVESTMENTS. The Lehman Government Index consists of US Government and Corporate Bonds with maturities of one year or more and outstanding par value of at least $150 million. The Lehman Intermediate Government Index is the intermediate component of the Lehman Government Index and has been added as an additional index for the Fund. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. The principal value and return of a mutual fund investment fluctuates with changes in market conditions. Shares, when redeemed, may be worth more or less than the original cost .
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's actual tax situation and may differ from those shown. Return After Taxes on Distributions and Sale of Fund Shares include the benefit of loss deductions which are included in the calculation; the calculation assumes that the shareholder is able to realize the entire loss deduction in the current tax year. Also, after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of one or more of the Fund.


Shareholder Fees1:                                         None
(fees paid directly from your investment)

Annual Fund Operating Expenses:
(expenses that are deducted from Fund assets)

Management Fees:                                           .25%
Distribution and Service
         (12b-1) Fees:                                     .25%
Other Expenses                                             .35%
Total Annual Operating Expenses2:                          .85%

------------------------------------------------------------------------------

1 A $15 wire redemption charge is deducted from the amount of each redemption of Fund shares you request by Federal Reserve wire.
2 The Trust and the adviser have entered into an expense limitation letter agreement effective through February 28, 2005. Through that date, the adviser has agreed to waive its investment advisory fee and/or reimburse other expenses of the Fund, but only to the extent necessary to maintain total annual operating expenses as a percentage of average daily net assets of the Fund at 1.00%. Any waiver of fees or reimbursement of expenses by the adviser is subject to repayment by the Fund within the three fiscal years following October 31, 2004 if the Fund is able to make the repayment without exceeding its current expense limitations.


EXAMPLE
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that:

o    You invest $10,000 in a Fund for the time periods indicated;
o    You redeem all of your shares at the end of each time period;
o    Your investment has a hypothetical 5% return each year;
o    All dividends are reinvested; and
o    The  Fund's   operating   expenses   remain  the  same   (except   for  fee
     waivers/expense reimbursement reflected in the first year).


This example is for comparison purposes only. Actual return and expenses will be different and the Fund's performance and expenses may be higher or lower. Based on the above assumptions, your costs for the Fund would be:

                                  1 year   3 years     5 years      10 years

Cost to $10,000 investment
in the Fund                        $87      $271        $471         $1,049


Further Information on Investment Objective and Investment Strategies

INVESTMENT OBJECTIVE. The investment objective of the Fund may not be changed without shareholder approval.

INVESTMENT STRATEGIES. The Fund may also use certain derivative instruments, such as options and futures, to protect its portfolio against possible adverse movements in securities prices and/or interest rates or as a means to achieve exposure to certain securities or segments of a market in a manner that may be more efficient, in terms of time or price, than purchasing such securities directly.

From time to time, the Fund may take temporary defensive positions in attempting to respond to adverse market, economic, political, or other conditions. For example, the Fund may hold all or a portion of its assets in money market instruments, including money market funds, short-term U.S. Government securities or repurchase agreements. If the Fund invests in a money market fund, the shareholders of the Fund generally will be subject to duplicative management fees. As a result of engaging in these temporary measures, the Fund may not achieve its investment objective. The Fund may also invest in money market instruments at any time to maintain liquidity or pending selection of investments in accordance with its policies.

Other Securities and Risks

BONDS AND OTHER DEBT SECURITIES. Generally, the Fund is subject to interest rate risk, which is the risk that increases in market interest rates may decrease the value of the bonds or other debt securities held by that Fund. Usually the prices of bonds fall when interest rates increase, and rise when interest rates decrease. Typically, the longer the maturity of a bond, the more sensitive its price is to shifts in interest rates. Because the Fund invests principally in securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, there is very little risk that the principal of and interest on such securities will not be paid when due. However, the Fund may also invest in corporate bonds and other non-U.S. Government securities where there is more risk that the principal of and interest on such securities may not be paid when due.

REPURCHASE AGREEMENTS. The Fund may enter into repurchase agreements. In a repurchase agreement, the Fund essentially is making a short-term loan to a broker or bank (seller). The Fund buys securities that the seller has agreed to buy back at a specific time and at a set price that includes interest. There is a risk that the seller will be unable to buy back the securities at the time required, and the Fund could experience delays in recovering the amounts owed it.

MORTGAGE-BACKED SECURITIES. The Fund is permitted to invest in mortgage-backed securities, subject to the rating and quality requirements described in the Principal Strategy section. These securities, which represent interests in pools of mortgages, may offer attractive yields but generally carry additional risks. The prices and yields of mortgage-backed securities typically assume that the securities will be repaid at a given time before maturity. When interest rates fall substantially, these securities usually are redeemed early because the underlying mortgages are often prepaid. The Fund would then have to reinvest the money at a lower rate and may be unable to recoup any premium paid for that security. The price or yield of mortgage-backed securities may fall or become more volatile if they are repaid later than expected.

OPTIONS AND FUTURES CONTRACTS. The Fund may enter into options and futures contracts to gain exposure to a particular security or market segment more quickly and efficiently than acquiring the security directly and for bona fide hedging purposes to offset changes in the value of securities held or expected to be acquired. Options are exchange-traded or private contracts involving the right of a holder to deliver to (a "put") or receive from (a "call") another party certain assets (or a money payment equivalent to the change in value of certain assets or index) at a specified price within a specified time period.
Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security at a specified future time and at a specified price. The Fund may sell interest rate futures contracts in order to hedge against an anticipated rise in interest rates that might cause the value of the Fund's portfolio securities to decline. When hedging of this character is successful, any depreciation in the value of the hedged portfolio securities will be substantially offset by an increase in the Fund's equity in the interest rate futures position. The Fund may also use index futures based on various securities indices. Risks inherent in the use of options and futures contracts include: (i) dependence on the adviser's ability to predict correctly movements in the direction of interest rates and/or securities prices; (ii) imperfect correlation between the price of the options or futures contracts and movements in the prices of the securities being hedged; (iii) the fact that skills needed to use these strategies are different from those needed to select portfolio securities; (iv) the absence of a liquid secondary market for any particular option or contract at any time; (v) the possible need to defer closing out certain hedged positions to avoid adverse tax consequences; and (vi) the possible inability of the Fund to purchase or sell a portfolio security at a time that otherwise would be favorable for it to do so, or the possible need for the Fund to sell the security at a disadvantageous time, due to the requirement that the Fund maintain "cover" or segregate securities in connection with hedging transactions. The loss from investing in futures transactions and in writing certain options is potentially unlimited.

Management of the Fund

Roulston & Company, 3636 Euclid Avenue, Cleveland, Ohio 44115, serves as the investment adviser for the Fund. The adviser, a subsidiary of Fairport Asset Management, LLC, is a professional investment management firm and registered investment adviser founded in 1963. In addition to advising the Fund, the adviser provides advisory services to pension plans, corporations, 401(k) plans, profit sharing plans, individual investors, trusts and estates. The adviser serves as the investment adviser for the Fund pursuant to an investment advisory agreement. The adviser makes the investment decisions for the assets of the Fund and continuously reviews, supervises and administers the investment program of the Fund. During the fiscal year ended October 31, 2003, the Fund paid net advisory fees of 0.25% of its average net assets.

Since April 1, 1999, the portfolio manager of the Fund has been Robert P. Goodman. Mr. Goodman joined the adviser in 1999 as a Vice President and Portfolio Manager. In addition to having managed $1.1 billion for BP America Inc. he has over 22 years of investment management experience and has held positions with Paine Webber, Drexel Burnham Lambert and Harris Bank, which included a three year assignment in London, England. He is a graduate of journalism from the State University of New York at Empire College and is a frequent author and speaker on economic and investment issues. Additionally, he has been a Managing Director of Fairport Asset Management, LLC since October 2001.

PRICING FUND SHARES Fund shares are sold and redeemed (sold back to the Fund) at net asset value (NAV). NAV per share of the Fund is determined by dividing the total market value of a Fund's investments and other assets, less any liabilities, by the total outstanding shares of that Fund. NAV per share for the Fund is determined each day the New York Stock Exchange (NYSE) is open for regular business at the earlier of 4 P.M., Eastern Time, or the close of regular trading on the NYSE. When you place an order to purchase shares or to redeem shares with a Fund or one of its authorized agents, the shares purchased or redeemed will be priced at the next NAV or price that is calculated for that Fund. Authorized agents for the Fund include Unified Fund Services, Inc., the Fund's transfer agent, and certain discount broker/dealers or banks with whom the Fund has entered into agreements for shareholder servicing.

All requests received by Unified Fund Services, Inc. before 4:00 p.m., Eastern Time, will be executed the same day, at that day's NAV per share. Orders received after 4:00 p.m., Eastern Time, will be executed the following day, at that day's NAV per share. Shares will not be priced and are not available for purchase on days when the NYSE is closed.

Purchase of Shares

GENERAL INFORMATION: You may purchase shares of the Fund directly by mail or by wire. An account application may be obtained by calling Roulston Research Corp., the Fund's distributor, at 1-800-332-6459. Payment for shares may be made by check or readily available funds (e.g., by federal funds wire). Purchases will be made in full and fractional shares of the Fund calculated to three decimal places. Your account statement will be your record of shares of the Fund owned by you. No share certificates will be issued. The Fund reserves the right to reject any purchase order, including orders from persons that the Fund believe are engaging in excessive trading or market timing activities. Checks that do not clear will result in a cancellation of the purchase, and you could be liable for any losses or fees incurred, including a $20 returned check fee. The Fund and its servicing agent reserve the right to refuse third party checks, cashier checks, counter checks, travelers checks, money orders, and credit card checks without proper identification. Signature guarantee stamps may be required on identification documentation.

RETIREMENT PLANS: The Fund is eligible for investment by tax deferred retirement programs such as 401(k) plans, traditional IRAs, spousal IRAs, Roth IRAs, Education IRAs, SEP IRAs and SIMPLE IRAs. All accounts established under such plans must have all dividends reinvested in the Fund. For more information about setting up plans or for IRA information, please call 800-332-6459.

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. What this means for you: When you open an account, we will ask for your name, address, date of birth, and other information that will allow us to identify you. We may also ask for other identifying documents or information.

To Open an Account

By Mail
To be in proper form, your initial purchase request must include:

o a completed and signed investment application form (which accompanies this Prospectus; and
o    a check (subject to the minimum amounts) made payable to the Fund.
o    the initial check must have the same address as the application.

Mail the application and check to:

Fairport Funds
c/o Unified Fund Services, Inc.
P.O. Box 6110
Indianapolis, IN 46206-6110
Minimum initial investment for the Fund:
$250 for each account (including retirement accounts)

By Wire

Telephone 800-332-6459 and you will receive an account number. Call your bank with instructions to transmit funds to:
U.S. Bank, N.A.
ABA# 042000013
Attention:  Fairport Government Securities Fund
Credit Account #130100788830
Account Name:  (insert shareholder name)
For Account #:  (insert shareholder name)
Mail a completed account application to c/o Unified Fund Services, Inc. at the above address.

You must provide a signed application to Unified Fund Services, Inc., the Fund's transfer agent, at the above address in order to complete your initial wire purchase. Wire orders will be accepted only on a day on which the Fund, custodian and transfer agent are open for business. A wire purchase will not be considered made until the wired money is received and the purchase is accepted by the Fund. Any delays which may occur in wiring money, including delays which may occur in processing by the banks, are not the responsibility of the Fund or the transfer agent. There is presently no fee for the receipt of wired funds, but the Fund may charge shareholders for this service in the future.

By Automatic Investment
Submit your AUTOMATIC INVESTMENT PLAN with your initial investment.
Subsequent investments will be drawn from your bank account and invested in the designated Fund.
If an Automatic Investment Plan is rejected by your bank, your shareholder account will be charged a fee to defray bank charges.

By Exchange
Call 800-332-6459 to request an exchange of shares from:
- another Fairport Fund
- an available Non-Affiliated Money Market Fund offered through Unified Fund Services, Inc. For this exchange, you must first receive a prospectus.
Please call 800-332-6459 for availability.
NOTE: No fee or charge will apply, but there may be a capital gain or loss.
The exchange privilege is subject to amendment or termination at any time upon sixty days' prior notice.

To Add to an Account

By Mail
Fill out the subsequent investment stub from your account statement and mail your check or other negotiable bank draft with your account number on it to:
Fairport Funds
c/o Unified Fund Services, Inc.
P.O. Box 6110
Indianapolis, IN 46206-6110
Please make your check payable to the Fund.
Minimum additional investments for the Fund:
$50.00 for each account (including retirement accounts)

By Wire
Call 800-332-6459 Follow the instructions under "TO OPEN AN ACCOUNT - By Wire."

By ACH
(Automatic Clearing House)
Transactions should be established in advance by calling 800-332-6459. Allow at least two weeks for preparation before using ACH. ACH transactions are completed approximately two business days following the placement of the order.

By Automatic Investment
To add the AUTOMATIC INVESTMENT PLAN to an existing account, call 800-332-6459 to request the form. Complete and return the form and any additional materials. Subsequent investments will be drawn from your bank account and invested in the Fund.

By Exchange
Call 800-332-6459 Follow the instructions under "TO OPEN AN ACCOUNT - By Exchange."

Please note that if you use a broker-dealer to assist you in any of these Transactions, the broker-dealer may charge you a fee for this service.

DISTRIBUTION ARRANGEMENTS

The Fund does not charge up-front or deferred sales charges. The Fund has adopted a distribution and shareholder service plan under Rule 12b-1 of the Investment Company Act, which allows the Fund to pay for the sale and distribution of their shares, as well as for shareholder services. These fees generally are paid to persons selling the Fund's shares. The maximum amount that the Fund may pay under the Rule 12b-1 plan is 0.25% of its average net assets. Because these fees are paid out of Fund assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. Please note that if you use a broker-dealer to assist you in any of these transactions, the broker-dealer may charge you a fee for this service.

REDEMPTION OF SHARES

GENERAL INFORMATION: You may sell or redeem shares of the Fund by any one or more of the following methods:

To Sell from or Close an Account

By Mail
Write a letter of instruction that includes:

- the fund name, your account number, the name in which the account is registered and the dollar value or number of shares you wish to sell.
- include all signatures and any additional documents that may be required. Mail your request to:
Fairport  Funds
c/o Unified Fund Services, Inc.
P.O. Box 6110
Indianapolis, IN 46206-6110
A check will be mailed to the name(s) and address in which the account is registered.

By Systematic Withdrawal
Call 800-332-6459 to request an application for the SYSTEMATIC WITHDRAWAL PLAN. Specify the amount and frequency of withdrawals (minimum of $100). NOTE: A minimum account balance of $10,000 is required and you must have all dividends and distributions reinvested.

By Telephone
If you have previously authorized redemption by telephone,call 800-332-6459. You will receive your redemption payment in the form you previously selected: check, deposit to your bank account, or wire transfer (for wire transfers, a fee of $15 will be charged)

By Exchange
If you have previously authorized telephone exchanges, call 800-332-6459 to request an exchange of shares into:
- an available Non-Affiliated Money Market Fund offered through Unified Fund Services, Inc. For this exchange, you must first receive a prospectus. Please call 800-332-6459 for availability.
NOTE: No fee or charge will apply, but an exchange of shares is treated as a sale, and there may be a capital gain or loss. The exchange privilege is subject to amendment or termination at any time upon sixty days prior notice.

Please note that if you use a broker-dealer to assist you in any of these transactions, the broker-dealer may charge you a fee for this service.

SELLING RECENTLY PURCHASED SHARES:

If the shares to be redeemed were recently purchased by check, proceeds from your redemption may be delayed up to 15 days from the purchase date or until the purchase check has cleared, whichever occurs first. If you are considering redeeming shares soon after purchase, you should purchase by bank wire or certified check to avoid this possible delay.

SIGNATURE GUARANTEES:
The Fund will require a signature guarantee for any of the following for shareholders who are not customers of the adviser or Fairport Asset Management:

o    any written redemption request for $25,000 or more; or
o a change in payee or address where redemption proceeds may be mailed from what is shown on your account application; or
o    a change in the bank account to which redemption payments are made.
A signature guarantee may be obtained from most banks or securities dealers, but not from a notary public.

REDEMPTIONS BY THE FUND:
If your account balance falls below $250 due to redemptions made by you, the Fund may redeem your remaining shares at NAV and mail the proceeds to you. The Fund will notify you if your balance has fallen below the required minimum, and you will have at least 60 days to meet the minimum before your shares are redeemed. All shares of the Fund are also subject to involuntary redemption if the Board of Trustees determines to liquidate the Fund. An involuntary redemption will create a capital gain or a capital loss, which may have tax consequences about which you should consult your tax adviser.

RIGHT TO REDEEM IN KIND:
The Fund has elected generally to pay only cash for redemptions of up to $250,000 (or 1% of the Fund, whichever is less). The Fund will generally only pay cash for any other redemptions over that amount unless the Fund's Board of Trustees believes that under current conditions, further payments in cash would not be in the Fund's best interests. In those situations, you may receive portfolio securities instead of cash.

Financial Highlights

The financial highlights tables are intended to help you understand the Fund's financial performance for the past five years. Certain information reflects financial results for a single fund share. The total returns in each table represent the rate that you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers, LLP, whose report, along with the Fund's financial statements, is included in the Fund's annual report, which is available upon request.


                                        Year              Year            Year             Year               Year
                                        Ended            Ended            Ended           Ended              Ended
                                      10/31/03          10/31/02        10/31/01         10/31/00           10/31/99
                                   ----------------  ---------------  -------------- ----------------  ------------------
Net Asset Value, beginning of
  period                             $      10.51      $     10.58      $     9.75      $      9.74      $        10.43
                                   ----------------  ---------------  --------------  ---------------  ------------------

Income from Investment
  Operations:
Net investment income/(loss)                  0.47(a)         0.50            0.53             0.54                0.47
Net realized and unrealized gain/
  (loss) on investments                      (0.21)           0.04            0.84             0.01               (0.69)
                                   ----------------  ---------------  --------------   --------------   -----------------
Total from investment operations              0.26            0.54            1.37             0.55               (0.22)
                                    ----------------  ---------------  --------------  ---------------  -----------------

Less Distributions:

From net investment income                  (0.47)           (0.50)          (0.54)           (0.54)              (0.47)
From net realized capital gains             (0.14)           (0.11)             -                -                   -
                                   ----------------  ---------------  --------------  ---------------   ------------------

Total distributions                         (0.61)           (0.61)          (0.54)           (0.54)              (0.47)
                                   ----------------  ---------------  --------------  ---------------  -------------------

 Net Asset Value, end of period       $     10.16      $     10.51       $   10.58      $      9.75      $         9.74
                                   ================  ===============  ==============  ===============  ===================

Total Return                                 2.47%            5.46%          14.44%            5.92%              (2.09)%

Ratios/Supplemental Data:
Net Assets, end of period (000)       $    53,017      $    62,207       $   68,657     $    54,107       $       12,738
Ratio of expenses to average
  net assets:
    before reimbursement of
      expenses by Adviser                   0.85%            0.90%           0.89%            1.00%                2.34%
    after reimbursement of
      expenses by Adviser                    N/A              N/A             N/A             0.90%                0.90%
Ratio of net investment income
  to average net assets:
    before reimbursement of
      expenses by Adviser                   4.54%            4.93%           5.31%            5.53%                3.38%
    after reimbursement of
      expenses by Adviser                    N/A              N/A             N/A             5.62%                4.81%
Portfolio turnover                         45.80%           95.65%         281.77%          228.10%              837.17%

(a) Net investment income is based on average shares outstanding during the year.



Dividends, Distributions and Taxes

DIVIDENDS & DISTRIBUTIONS. Dividends and distributions from the Fund will be automatically used to purchase additional shares of the Fund unless you have elected to receive dividends and distributions in cash. If you participate in the systematic withdrawal plan or any retirement plan, you must have your distributions reinvested. The Fund distributes substantially all of its net investment income in the form of dividends and their capital gains in the form of distributions. The Fund accrues dividends daily and distributes them on a monthly basis. Any capital gains realized by the Fund will be distributed at least annually.

TAX CONSEQUENCES. The Fund pays no federal income tax on earnings distributed to shareholders so long as it meets the requirements for being a tax-qualified regulated investment company, which the Fund has done in the past and intends to do in the future. Any dividend or distribution you receive, whether in cash or reinvested, is considered taxable income to you. Dividends of net investment income are taxable to you as ordinary income. Capital gains distributions are taxed based on how long the Fund held the assets that generated such gains. Net short term capital gains are generally taxable to shareholders as ordinary income. Distributions of net long term capital gains are taxable as long term capital gains. Shareholders will be advised at least annually as to the federal income tax consequences of distributions made to them during the year. You are urged to consult your tax advisor concerning the application of federal, state and local taxes to your particular situation. An exchange of shares of the Fund for shares of another fund is considered to be a sale of Fund shares for tax purposes.

TAX AND DISTRIBUTION CHECKLIST

The following TAX CHECKLIST is a guide to the forms and reporting information for any regular, taxable accounts which will help assist your tax preparer: (not including IRAs or Retirement Accounts)

WHEN IS IT?       WHAT IS IT?                               TAX FORM SENT?
January           Sent to shareholders detailing the        Year-End Statement
                  activity in an account for the entire
                  year. Keeping a copy of this statement
                  on an ongoing basis will help with
                  taxes down the road.
January           Sent to shareholders of the Fund          1099-DIV
                  detailing distributions of dividends
                  or capital gains during the year.
January           Sent to shareholders that have redeemed   1099-B
                  any shares during the year through a
                  redemption or exchange.

The following DISTRIBUTION PROFILE is a guide to when distributions are scheduled to be paid to shareholders in the event that a dividend or capital gain distribution is declared in the Fund*:

FUND                                  DIVIDENDS                CAPITAL GAINS
Fairport Government Securities Fund   End of the Month         Mid December
Monthly Distributions

*There are no guarantees that either dividends or distributions will be declared and the schedule is subject to change.

Additional information about the Fund's investments is available in the Fund's annual and semi-annual reports to shareholders. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the last fiscal year. The Statement of Additional Information ("SAI") provides more detailed information about the Fund. The SAI has been filed with the Securities and Exchange Commission ("SEC") and is incorporated by reference into this Prospectus. The SAI and the annual/semi-annual reports are available at no charge by calling or writing:

Fairport Funds
3636 Euclid Avenue
Cleveland, OH 44115
(800) 332-6459

This number may also be used to request other information about the Fund or for shareholder inquiries. You may also visit the Fund's website at www.fairportfunds.com. Reports and other information about the Fund, including the SAI, are available on the SEC's Internet site at http://www.sec.gov. This information may also be viewed or copied at the SEC's Public Reference Room in Washington D.C., or by sending an electronic request, along with a duplicating fee to publicinfo@sec.gov, or by sending your written request, along with a duplicating fee, to the SEC's Public Reference Section, Washington D.C. 20549-6009. (For information on the Public Reference Room, telephone 1-202-942-8090).

The Trust's SEC File No. is 811-8774.

                       STATEMENT OF ADDITIONAL INFORMATION

                          FAIRPORT EMERGING GROWTH FUND

                       FAIRPORT INTERNATIONAL EQUITY FUND

                              FAIRPORT GROWTH FUND

                         FAIRPORT GROWTH AND INCOME FUND



                                  Four Funds of
                                 FAIRPORT FUNDS


                               Investment Adviser:
                            ROULSTON & COMPANY, INC.




     This Statement of Additional Information is not a prospectus and relates to Fairport Emerging Growth Fund (the "Emerging Growth Fund"), Fairport International Equity Fund (the "International Equity Fund"), Fairport Growth Fund (the "Growth Fund"), and Fairport Growth and Income Fund (the "Growth and Income Fund"), four separate series of Fairport Funds (the "Trust"). The Emerging Growth Fund, International Equity Fund, Growth Fund, and Growth and Income Fund are sometimes referred to individually as a "Fund" and collectively as the "Funds".

     This Statement of Additional Information is not a Prospectus but is intended to provide additional information regarding the activities and operations of the Funds and the Trust and should be read in conjunction with the Funds' Prospectus dated March 1, 2004. The Prospectus may be obtained without charge through the Funds' Distributor, Roulston Research Corp., 3636 Euclid Avenue, Suite 3000, Cleveland, Ohio 44115 (the "Distributor") by calling 1-800-332-6459.


     The Funds' most recent Annual Report to Shareholders is a separate document that is incorporated by reference into this Statement of Additional Information. The Funds' Annual and Semi-Annual Reports to Shareholders are also available without charge by calling the Distributor at 1-800-332-6459.




                                  March 1, 2004

                                TABLE OF CONTENTS
THE TRUST....................................................................3
INFORMATION ON PERMITTED INVESTMENTS
AND RELATED RISK FACTORS.....................................................3
INVESTMENT LIMITATIONS OF THE FUNDS.........................................14
MANAGEMENT OF THE TRUST.....................................................16
PRINCIPAL HOLDERS OF SECURITIES.............................................22
INVESTMENT ADVISORY AND OTHER SERVICES......................................24
PORTFOLIO TRANSACTIONS AND BROKERAGE COMMISSIONS............................30
NET ASSET VALUE.............................................................32
ADDITIONAL PURCHASE AND REDEMPTION INFORMATION..............................33
TAXES.......................................................................34
PERFORMANCE INFORMATION.....................................................36
SHARES OF BENEFICIAL INTEREST...............................................39
PROXY VOTING POLICIES.......................................................41
FINANCIAL STATEMENTS........................................................41

                                    THE TRUST

     FAIRPORT FUNDS (the "Trust") is an open-end management investment company established under Ohio law as an Ohio business trust under a Declaration of Trust dated September 16, 1994. In March 1996, the Trust changed its name from "The Roulston Family of Funds" to "Fairport Funds." As of July 1, 1999, the Trust changed its name to "Roulston Funds," and then back to "Fairport Funds" as of February 14, 2002. Each of the Funds is classified as diversified, meaning that, with respect to 75% of its total assets, it does not invest more than 5% of its assets in the securities of any single issuer (other than securities issued by the U.S. Government or its agencies or instrumentalities).


     On April 28, 1995, pursuant to an Agreement and Plan of Reorganization and Liquidation with The Advisors' Inner Circle Fund, a Massachusetts business trust ("Advisors"), the Growth Fund and the Growth and Income Fund of the Trust acquired all of the assets of each of the Roulston Midwest Growth Fund and the Roulston Growth and Income Fund of Advisors (collectively, the "Acquired Funds"), respectively, in exchange for the assumption of such Acquired Fund's liabilities and a number of full and fractional shares of the corresponding Fund of the Trust having an aggregate net asset value equal to such Acquired Fund's net assets (the "Reorganization"). The performance and financial information included in this Statement of Additional Information relates to both the operations of the Acquired Funds prior to the Reorganization and to the Funds of the Trust since the Reorganization. For accounting and advertising information purposes, the Acquired Funds were considered to be the survivors of the Reorganization.


     Much of the information contained in this Statement of Additional Information expands upon subjects discussed in the Prospectus of the Funds. Capitalized terms not defined herein are defined in the Prospectus. No investment in shares of a Fund should be made without first reading the Prospectus.



                      INFORMATION ON PERMITTED INVESTMENTS
                      ------------------------------------
                            AND RELATED RISK FACTORS
                            ------------------------


American Depository Receipts ("ADRs)"


     ADRs are typically issued by a U.S. financial institution and are evidence of ownership of underlying securities issued by a foreign issuer. Sponsored ADRs are a joint arrangement between the foreign issuer and the U.S. financial institution acting as depository and tend to be more liquid than unsponsored ADRs. Also, generally more information is available about the underlying issuer to holders of sponsored ADRs than for unsponsored ADRs. Each Fund may invest in sponsored or unsponsored ADRs.


Bankers' Acceptances

     Bankers' acceptances are negotiable bills of exchange or time drafts drawn on and accepted by a commercial bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Bankers' acceptances are used by corporations to finance the shipment and storage goods and to furnish dollar exchanges. Maturities are generally six months or less. Each Fund is permitted to invest in bankers' acceptances.

Certificates of Deposit

     A certificate of deposit is a negotiable interest bearing instrument with a specific maturity. Certificates of deposit are issued by U.S. commercial banks and savings and loan institutions in exchange for the deposit of funds and normally can be traded in the secondary market prior to maturity. Certificates of deposit generally carry penalties for early withdrawal. Each Fund is permitted to invest in certificates of deposit.

Commercial Paper

     Commercial paper is unsecured short-term promissory notes issued by corporations and other entities. Maturities on these notes typically vary from a few days to nine months. Each Fund may invest in commercial paper.

Time Deposits

     A time deposit is a non-negotiable receipt issued by a bank in exchange for the deposit of funds. Like a certificate of deposit, it earns a specified rate of interest over a definite period of time; however, it cannot be traded in the secondary market. Time deposits in excess of seven days with a withdrawal penalty are considered to be illiquid securities; a Fund will not invest more than 15% of its net assets in illiquid securities, including such time deposits. Each Fund is permitted to invest in time deposits.

Convertible Securities

     Convertible securities are securities such as rights, bonds, notes and preferred stocks which are convertible into or exchangeable for common stocks. Convertible securities have characteristics similar to both fixed income and equity securities. Because of the conversion feature, the market value of convertible securities tends to move together with the market value of the underlying common stock. As a result, a Fund's selection of convertible securities is based, to a great extent, on the potential for capital appreciation that may exist in the underlying stock. The value of convertible securities is also affected by prevailing interest rates, the credit quality of the issuer, and any call provisions. Both the Growth Fund and the Growth and Income Fund may invest in convertible securities.

U.S. Government Securities


     U.S. Government Securities are securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities. Securities issued directly by the U.S. Government consist of bills, notes and bonds issued by the U.S. Treasury, including U.S. Treasury inflation index-linked securities and separately traded interest and principal component parts of such securities that are transferable only through the Federal Reserve's book entry system known as Separately Traded Registered Interest and Principal Securities ("STRIPs"). Agencies and instrumentalities of the U.S. Government include the Government National Mortgage Association ("GNMA"), the Federal National Mortgage Association ("FNMA"), the Student Loan Marketing Association ("SLMA"), and the Federal Home Loan Mortgage Corporation ("FHLMC"). Obligations of agencies such as GNMA are backed by the full faith and credit of the U.S. Government. Others, such as the obligations of FNMA, are not backed by the full faith and credit of the U.S. Government but are supported by the right of the issuer to borrow from the U.S. Treasury; others, such as those of SLMA, are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; and still others, such as the Federal Farm Credit Banks, are supported only by the credit of the agency. No assurance can be given that the U.S. Government would provide financial assistance to U.S. Government-sponsored agencies or instrumentalities if it is not obligated to do so by law. Each of the Funds may invest in U.S. Government securities with remaining maturities of 12 months or less. Each Fund also intends to invest in discount U.S. Government agency notes with an overnight maturity for purposes of short-term cash management and temporary defensive positions.

     STRIPS are sold as zero coupon securities; that is, the component parts of fixed income securities that have been stripped of their unmatured interest coupons. Zero coupon securities are sold at a (usually substantial) discount and redeemed at face value at their maturity date without interim cash payments of interest or principal. The amount of this discount is accreted over the life of the security, and the accretion constitutes the income earned on the security for both accounting and tax purposes. Because of these features, the market prices of zero coupon securities are generally more volatile than the market prices of securities that have a similar maturity but pay interest periodically. Zero coupon securities are likely to respond to a greater degree to interest rate changes than are non-zero coupon securities with similar maturity and credit qualities. The Funds intend to invest in STRIPs that are only traded through the U.S. Government-sponsored program.

     Roulston & Company will purchase only those STRIPs that it determines are liquid or, if illiquid, do not violate that Fund's investment policy concerning investments in illiquid securities.



Temporary Defensive Positions

     When any of the Funds takes a temporary defensive position, it may invest up to 100% of its assets as cash or money market instruments, including bankers' acceptances, certificates of deposit, high quality commercial paper, short-term U.S. Government securities (including discount agency notes), money market mutual funds and repurchase agreements.

Variable Amount Master Demand Notes

     Variable amount master demand notes, in which the Funds may invest, are unsecured demand notes that permit the indebtedness thereunder to vary and provide for periodic adjustments in the interest rate according to the terms of the instrument. Because master demand notes are direct lending arrangements between a Fund and the issuer, they are not normally traded. Although there is no secondary market in the notes, a Fund may demand payment of principal and accrued interest at any time within 30 days. While such notes are not typically rated by credit rating agencies, issuers of variable amount master demand notes (which are normally manufacturing, retail, financial and other business concerns), must be considered to be of comparable quality to the issuers of commercial paper that could be purchased for such Fund. Roulston & Company will consider the earning power, cash flow, and other liquidity ratios of the issuers of such notes and will continuously monitor their financial status and ability to meet payment on demand. In determining average weighted portfolio maturity, a variable amount master demand note will be deemed to have a maturity equal to the longer of the period of time remaining until the next interest rate adjustment or the period of time remaining until the principal amount can be recovered from the issuer through demand. In the event that the period of time remaining until the principal amount can be recovered under a variable master demand note exceeds seven days, a Fund will treat such note as illiquid for purposes of its limitations on investments in illiquid securities.

Variable and Floating Rate Securities

     Each Fund may acquire variable and floating rate securities, subject to such Fund's investment objectives, policies and restrictions. A variable rate security is one whose terms provide for the adjustment of its interest rate on set dates and which, upon such adjustment, can reasonably be expected to have a market value that approximates its par value. A floating rate security is one whose terms provide for the adjustment of its interest rate whenever a specified interest rate changes and which, at any time, can reasonably be expected to have a market value that approximates its par value. The interest rates on these securities may be reset daily, weekly, quarterly or some other reset period. The Funds intend to invest in variable and floating rate securities whose market value upon reset of the interest rate will approximate par value because their interest rates will be tied to short-term rates. However, there is a risk that the current interest rate on such obligations may not accurately reflect existing market rates, and therefore that upon such interest rate reset, the instrument may decline in value.

     Such securities frequently are not rated by credit rating agencies; however, unrated variable and floating rate securities purchased by a Fund must be determined by Roulston & Company to be of comparable quality at the time of purchase to rated instruments eligible for purchase under that Fund's investment policies. In making such determinations, Roulston & Company will consider the earning power, cash flow and other liquidity ratios of the issuers of such notes (such issuers include governmental agencies, and financial, merchandising, bank holding and other companies) and will continuously monitor their financial condition. Although there may be no active secondary market with respect to a particular variable or floating rate security purchased by a Fund, the Fund may resell the note at any time to a third party. The absence of an active secondary market, however, could make it difficult for the Fund to dispose of a variable or floating rate security in the event the issuer of the note defaulted on its payment obligations and the Fund could, as a result or for other reasons, suffer a loss to the extent of the default. To the extent that a Fund is not entitled to receive the principal amount of a note within seven days and there is no established market for such security, such a security will be treated as an illiquid security for purposes of calculation of the 15% limitation on such Fund's investment in illiquid securities.

Initial Public Offerings

     The International Equity Fund, Growth Fund, and Growth and Income Fund may each invest from time to time, and the Emerging Growth Fund may invest a substantial portion of its total assets, in the securities of selected new issuers, or initial public offerings (IPOs). The Funds will only invest in securities which Roulston & Company believes present an acceptable amount of risk. Investments in relatively new issuers may carry special risks and may be more speculative because such companies are often unseasoned. Such companies may also lack sufficient resources, may be unable to generate internally the funds necessary for growth and may find external financing to be unavailable on favorable terms or even totally unavailable. Those companies will often be involved in the development or marketing of a new product with no established market, which could lead to significant losses. In addition, the securities of such issuers may have limited marketability, which may affect or limit their liquidity and therefore the ability of a Fund to sell such securities at the time and price it deems advisable. Such securities may also be subject to more abrupt or erratic market movements over time than securities of more seasoned companies or the market as a whole.

Section 4(2) Securities

     Section 4(2) securities are issued by corporations without registration under the Securities Act of 1933, as amended (the "1933 Act"), in reliance on an exemption from registration which is afforded by Section 4(2) of the 1933 Act.
Section 4(2) securities are restricted as to disposition under Federal securities laws, and generally are sold to institutional investors who agree that they are purchasing the securities for investment and not with a view to public distribution. Any resale must also generally be made in an exempt transaction. Section 4(2) securities are normally resold, if at all, to other institutional investors through or with the assistance of the issuer or investment dealers who facilitate the resale of such Section 4(2) securities, thus providing some liquidity.

     Pursuant to procedures adopted by the Board of Trustees, Roulston & Company may determine Section 4(2) securities to be liquid if such securities are eligible for resale under Rule 144A of the 1933 Act and are readily saleable. Rule 144A permits a Fund to purchase securities which have been privately placed and resell securities to certain qualified institutional buyers without restriction. For purposes of determining whether a Rule 144A security is readily saleable, and therefore liquid, Roulston & Company must consider, among other things, the frequency of trades and quotes for the security, the number of dealers willing to purchase or sell the security and the number of potential purchasers, dealer undertakings to make a market in the security, and the nature of the security and marketplace trades of such security. However, investing in Rule 144A securities, even if such securities are initially determined to be liquid, could have the effect of increasing the level of a Fund's illiquidity to the extent that qualified institutional buyers become, for a time, uninterested in purchasing these securities. Each Fund may each invest in restricted, or
Section 4(2), securities.

Repurchase Agreements

     Securities held by each of the Funds may be subject to repurchase agreements. Under the terms of a repurchase agreement, a Fund would acquire securities from member banks of the Federal Reserve System and registered broker-dealers which Roulston & Company deems creditworthy, subject to the seller's agreement to repurchase such securities at a mutually agreed-upon date and price. The repurchase price would generally equal the price paid by the Fund plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying portfolio securities. The seller under a repurchase agreement will be required to maintain at all times the value of collateral held pursuant to the agreement at not less than 102% of the repurchase price (including accrued interest). If the seller were to default on its repurchase obligation or become insolvent, the Fund would suffer a loss to the extent that the proceeds from a sale of the underlying portfolio securities were less than the repurchase price under the agreement, or to the extent that the disposition of such securities by the Fund were delayed pending court action. Additionally, there is no controlling legal precedent confirming that the Fund would be entitled, as against a claim by such seller or its receiver or trustee in bankruptcy, to retain the underlying securities, although the Board of Trustees believes that, under the regular procedures normally in effect for custody of the Fund's securities subject to repurchase agreements and under Federal laws, a court of competent jurisdiction would rule in favor of the Trust if presented with the question. Securities subject to repurchase agreements will be held by the Trust's Custodian or another qualified custodian or in the Federal Reserve/Treasury book-entry system. Repurchase agreements are considered to be loans by a Fund under the 1940 Act.

Foreign Investment

     Investment in foreign securities, including ADRs, is subject to special investment risks that differ in some respects from those related to investments in securities of U.S. domestic issuers. Since investments in the securities of foreign issuers may involve currencies of foreign countries, and a Fund may hold securities denominated in a foreign currency and may directly hold foreign currencies, a Fund may be affected favorably or unfavorably by changes in currency rates and in exchange control regulations, if any, and may incur costs in connection with conversions between various currencies. Most foreign stock markets, while growing in volume of trading activity, have less volume than the New York Stock Exchange, and securities of some foreign companies are less liquid and more volatile than securities of comparable domestic companies. Fixed commissions on foreign securities exchanges are generally higher than negotiated commissions on United States exchanges, although each Fund endeavors to achieve the most favorable net results on its portfolio transactions. There is generally less government supervision and regulation of securities exchanges, brokers and listed companies in foreign countries than in the United States. Therefore, there is a greater risk that a particular trade will not settle as the Fund intends. In addition, with respect to certain foreign countries, there is the possibility of exchange control restrictions, expropriation or confiscatory taxation, and political, economic or social instability, which could affect investments in those countries. Foreign securities, such as those purchased by a Fund, may be subject to foreign government taxes, higher custodian fees, higher brokerage costs and dividend collection fees which could reduce the yield on such securities.

     Since foreign companies are not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to U.S. companies, there may be less publicly available information about a foreign company than about a U.S. company. Securities of many foreign companies are less liquid and more volatile than securities of comparable U.S. companies. From time to time, foreign securities may be difficult to liquidate rapidly without adverse price effects.

     In addition, with respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments which could affect a Fund's investments in those countries. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.



     A Fund will acquire such securities only when Roulston & Company believes the risks associated with such investments are minimal.

Options Trading

     Each Fund may purchase put and call options for various securities and securities indices that are traded on national securities exchanges, from time to time, as Roulston & Company deems appropriate. Each of the Funds may also engage in writing (i.e., selling) put and call options from time to time as Roulston & Company deems appropriate. A Fund will write only call options that are covered (options on securities owned by that Fund). A call option gives the purchaser of the option the right to buy, and the writer has the obligation to sell, the underlying security at the stated exercise price at any time prior to the expiration of the option, regardless of the market price of the security. A put option gives the purchaser the right to sell, and the writer the obligation to buy, the underlying security at the stated exercise price at any time prior to the expiration date of the option, regardless of the market price of the security. The premium paid to the writer is consideration for undertaking the obligations under the option contract. Put and call options purchased by the Funds will be valued at the last sale price, or in the absence of such a price, at the mean between bid and asked price.


     Each Fund may purchase and sell options on stocks and stock indices. Options are generally used only for hedging purposes and to gain exposure to securities or types of securities without purchasing the securities directly.


     When a Fund writes an option, an amount equal to the net premium (the premium less the commission) received by a Fund is included in the liability section of a Fund's statement of assets and liabilities as a deferred credit. The amount of the deferred credit will be subsequently marked-to-market to reflect the current value of the option written. The current value of the traded option is the last sale price or, in the absence of a sale, the average of the closing bid and asked prices. If an option expires on the stipulated expiration date or if a Fund enters into a closing purchase transaction, it will realize a gain (or a loss if the cost of a closing purchase transaction exceeds the net premium received when the option is sold) and the deferred credit related to such option will be eliminated. If a call option is exercised, a Fund may deliver the underlying security in the open market. In either event, the proceeds of the sale will be increased by the net premium originally received and a Fund will realize a gain or loss. In addition, when a Fund writes a covered call option and such option is exercised, that Fund will forego the appreciation, if any, on the underlying security in excess of the exercise price. If a put option is exercised, the Fund will be obligated to purchase the security.

     In order to close out an option it has written, a Fund will enter into a "closing purchase transaction" -- the purchase of an option on the same security with the same exercise price and expiration date as the option which that Fund previously wrote on any particular securities. When a portfolio security subject to a call option is sold, the Fund which wrote the call will effect a closing purchase transaction to close out any existing call option on that security. There is no assurance of liquidity in the secondary market for purposes of closing out options positions. If that Fund is unable to effect a closing purchase transaction, it will not be able to sell the underlying security until the option expires or such Fund delivers the underlying security upon exercise. When a Fund writes a put option, it will set aside cash and/or appropriate liquid assets in a segregated custodial account as required by SEC rules.

     Each Fund may purchase or write both OTC (over-the-counter) options and options traded on U.S. Exchanges. Exchange-traded options are issued by a clearing organization affiliated with the exchange on which the option is listed that, in effect, guarantees completion of every exchange-traded option transaction. OTC options are contracts between the Fund and the counterparty (usually a securities dealer or a bank) with no clearing organization guarantee. Thus, when the Fund purchases or writes an OTC option, it relies on the counterparty to make or take delivery of the underlying investment upon exercise of the option. Failure by the counterparty to do so would result in the loss of any premium paid by the Fund as well as the loss of any expected benefit of the transaction. Although a Fund will enter into OTC options only with counterparties that are expected to be capable of entering into closing transactions with such Fund, there is no assurance that such Fund will in fact be able to close out an OTC option at a favorable price prior to expiration. In the event of insolvency of the counterparty, a Fund might be unable to close out an OTC option position prior to its expiration. All or a portion of any assets used as cover for OTC options written by a Fund would be considered "illiquid" for purposes of that Fund's limitation on investments in illiquid securities, which is described below under "Non-fundamental Restrictions."

     When a Fund engages in option transactions, there are risks associated with such investment including the following: (i) the success of a hedging or other investment strategy may depend on the ability of Roulston & Company to predict movements in the prices of the individual securities, fluctuations in markets and movements in interest rates; (ii) there may be an imperfect correlation between the changes in market value of the securities held by a Fund and the prices of options; (iii) there may not be a liquid secondary market for options; and (iv) while a Fund will receive a premium when it writes covered call options, it may not participate fully in a rise in the market value of the underlying security.

     The Funds may also purchase or sell index options. Index options (or options on securities indices) are similar in many respects to options on securities except that an index option gives the holder the right to receive, upon exercise, cash instead of securities, if the closing level of the securities index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option.

Futures Trading

     Each Fund may attempt to reduce the risk of investment in securities by hedging a portion of its portfolio through the use of certain futures transactions. In attempting to hedge, each Fund may purchase or sell contracts for the future delivery of the specific financial instruments or securities in which that Fund may invest, and contracts relating to indices based upon the types of securities in which that Fund may invest, and engage in related closing transactions. The Funds will use these instruments primarily as a hedge against changes resulting from market conditions in the values of securities held in its portfolio or which it intends to purchase. The Funds may also use future contracts to obtain exposure to such securities in lieu of owning such securities directly.

     When a futures contract is executed, each party deposits with a broker or in a segregated custodial account up to 5% or more of the contract amount, called the "initial margin," and during the term of the contract, the amount of the deposit is adjusted based on the current value of the futures contract by payments of variation margin to or from the broker or segregated account.

     During a market decline or when Roulston & Company anticipates a decline, each Fund may hedge a portion of its portfolio by selling futures contracts in order to limit exposure to the decline. This provides an alternative to liquidation of securities positions and the corresponding costs of such liquidation. Conversely, during a market advance or when Roulston & Company anticipates an advance, each Fund may hedge a portion of its portfolio by purchasing futures. This affords a hedge against a Fund's not participating in a market advance at a time when it is not fully invested and serves as a temporary substitute for the purchase of individual securities which may later be purchased in a more advantageous manner.

     These Funds are permitted to engage in bona fide hedging transactions (as defined in the rules and regulations of the Commodity Futures Trading Commission) without any quantitative limitations. Futures which are not for bona fide hedging purposes may be used provided the total amount of the initial margin and any option premiums attributable to such positions does not exceed 5% of a Fund's liquidation value after taking into account unrealized profits and unrealized losses, and excluding any in-the-money option premiums paid. A Fund will not market, and are not marketing, themselves as a commodity pool or otherwise as a vehicle for trading in futures and related options. Each Fund will segregate liquid assets such as cash, U.S. Government securities or other liquid securities to cover its positions in futures. In no event, however, will a Fund's use of futures contracts cause the Fund's exposure to futures contracts to exceed 5% of its total assets.

     There are several risks associated with the use of futures contracts as hedging techniques. A purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract. There can be no guarantee that there will be a correlation between price movements in the hedging vehicle and in a Fund's securities being hedged. In addition, there are significant differences between the securities and futures markets that could result in an imperfect correlation between the markets, causing a given hedge not to achieve its objectives. The degree of imperfection of correlation depends on circumstances such as variations in speculative market demand for futures, including technical influences in futures trading, and differences between the financial instruments being hedged and the instruments underlying the standard contracts available for trading in such respects as interest rate levels, maturities. and creditworthiness of issuers. A decision as to whether, when and how to hedge involves the exercise of skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected interest rate trends.

     Futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of the current trading session. Once the daily limit has been reached in a futures contract subject to the limit, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses.

     There can be no assurance that a liquid market will exist at a time when a Fund seeks to close out a futures contract, and that Fund would remain obligated to meet margin requirements until the position is closed. In addition, many of the contracts discussed above are relatively new instruments without a significant trading history. As a result, there can be no assurance that an active secondary market will develop or continue to exist.

Warrants


     These instruments give holders the right, but not the obligation, to buy shares of a company at a given price during a specified period. Each Fund is permitted to invest in warrants.


When-Issued and Delayed-Delivery Securities


     The Growth Fund and Growth and Income Fund may purchase securities on a "when-issued" or "delayed-delivery" basis (i.e., for delivery beyond the normal settlement date at a stated price and yield). These transactions involve the purchase of securities subject to settlement and delivery beyond the normal settlement date. The price and yield on these securities is fixed as of the purchase date, and no interest accrues to a Fund before settlement. These securities are therefore subject to market rise due to changes in interest rates, and/or market prices, and, although the purchase of securities on a when-issued basis is not considered leveraging, it has the effect of leveraging a Fund's assets.

     When  a  Fund  agrees  to  purchase   securities  on  a  "when-issued"   or
"delayed-delivery" basis, the Fund's custodian will set aside in a separate account cash or liquid securities equal to the amount of the Fund's commitment. Normally, the custodian will set aside portfolio securities to satisfy the purchase commitment, and in such a case, a Fund may be required subsequently to place additional assets in the separate account in order to assure that the value of the account remains equal to the amount of such Fund's commitment. It may be expected that a Fund's net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash. In addition, because a Fund will set aside cash or liquid securities to satisfy its purchase commitments in the manner described above, such Fund's liquidity and the ability of Roulston & Company to manage it might be affected in the event its commitments to purchase "when-issued" or "delayed-delivery" securities ever exceeded 25% of the value of its assets. Under normal market conditions, however, a Fund's commitments to purchase "when-issued" or "delayed-delivery" securities will not exceed 25% of the value of its assets.

     The purchase of securities on a when-issued or delayed-delivery basis involves a risk of loss if the value of the security to be purchased declines prior to the settlement date or if the seller fails to complete the transaction and a Fund, as a result, misses a price or yield considered to be advantageous. A Fund will engage in "when-issued" or "delayed-delivery" transactions only for the purpose of acquiring portfolio securities consistent with such Fund's investment objectives and policies and not for investment leverage.

Investment Company Shares

     Each Fund may invest in securities of other investment companies, including securities of money market mutual funds and unit investment trusts. The Funds intend to invest in the securities of other investment companies to the extent that Roulston & Company believes that such investment will assist that Fund in meeting its investment objective, to manage periodic investments by investors engaging in market-timing, or for cash management purposes. To the extent such investment companies pay management fees and other expenses, shareholders of a Fund would indirectly pay both Fund expenses and the expenses of underlying investment companies with respect to Fund assets invested therein. Applicable regulations prohibit a Fund from acquiring the securities of other investment companies if, as a result of such acquisition, a Fund, and all of the affiliated persons of the Fund, owns more than 3% of the total voting stock of the acquired investment company.

Forward Currency Contracts

     The International Equity Fund may enter into forward currency contracts from time to time as a hedging technique against possible losses to the Fund in connection with the currency risk associated with investing in securities denominated in a foreign currency. A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are entered into in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. The Fund may enter into forward contracts to protect against uncertainty in the level of future exchange rates and may also enter in such contracts to increase income and total return.

     At or before the maturity of a forward contract, the Fund may either sell a portfolio security and make delivery of the currency or retain the security and fully or partially offset its contractual obligation to deliver the currency by purchasing a second contract. If the Fund retains the portfolio security and engages in an offsetting transaction, the Fund, at the time of execution of the offsetting transaction, will incur a gain or a loss to the extent that movement has occurred in forward contract prices.

     The precise matching of forward currency contract amounts and the value of the securities involved generally will not be possible because the value of such securities, measured in the foreign currency, will change after the foreign currency contract has been established. Thus, the Fund might need to purchase or sell foreign currencies in the spot (cash) market to the extent such foreign currencies are not covered by forward contracts. The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain.

     While the values of forward currency contracts may be expected to correlate with exchange rates, they will not reflect other factors that may affect the value of the Fund's investments. For example, a currency hedge should help protect a Yen-denominated common stock against a decline in the Yen, but will not protect the Fund against such stock's price decline as a result of some issuer-specific event such as a drop in earnings. Because the value of the Fund's investments denominated in a foreign currency will change in response to many factors other than exchange rates, a currency hedge may not be entirely successful in mitigating changes in the value of the Fund's investments denominated in that currency over time. In addition, a decline in the dollar value of a foreign currency in which the Fund's securities are denominated will reduce the dollar value of the securities, even if their value in the foreign currency remains constant.

     Successful use of forward contracts depends upon Roulston & Company's ability to predict movements of the overall securities and currency markets. There can be no assurance that any particular use will be successful. In addition, as described above, there may be imperfect correlation, or even no correlation, between price movements of a currency or contract and the investment being hedged. And while a hedging strategy, if successful, can reduce the risk of loss by wholly or partially offsetting the negative effect of the unfavorable price movements in the investments being hedged, such hedging strategy may also reduce the opportunity for gain by offsetting the positive effect of favorable price movements in the hedged instruments.

Portfolio Turnover

     The portfolio turnover rate for each Fund is calculated by dividing the lesser of that Fund's purchases or sales of portfolio securities for the year by the monthly average value of the portfolio securities. The calculation excludes all securities whose remaining maturities at the time of acquisition were one year or less.




     High rates of portfolio turnover (100% or more) entail certain costs, including possible increased taxable income for the Fund's shareholders and higher overall transaction costs. Roulston & Company takes these costs into account, since they affect the Fund's overall investment performance and reduce shareholders' return. The portfolio turnover rate for a Fund may vary greatly from year to year as well as within a particular year, and may also be affected by cash requirements for redemptions of Shares. Portfolio turnover will not be a limiting factor in making investment decisions.


                      INVESTMENT LIMITATIONS OF THE FUNDS
                      -----------------------------------


     The investment objective or objectives of the Growth Fund, and Growth and Income Fund are fundamental policies of those Funds. The investment objective of the Emerging Growth Fund and International Equity Fund are not fundamental, meaning that they may be amended by the Board of Trustees without shareholder approval.


     The investment limitations described immediately below are fundamental policies of the Funds. Fundamental investment objectives and policies cannot be changed with respect to a Fund without the "vote of a majority of the outstanding shares" of that Fund as that term is defined below under "SHARES OF BENEFICIAL INTEREST -- Voting Rights."

         Fundamental Restrictions

         No Fund may:

1. Purchase securities of any one issuer (except securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities and repurchase agreements involving such securities) if as a result more than 5% of the value of the total assets of the Fund would be invested in the securities of such issuer or the Fund would hold more than 10% of the outstanding voting securities of such issuer. This restriction applies to 75% of a Fund's total assets.

2. Purchase any securities which would cause 25% or more of the total assets of a Fund to be invested in the securities of one or more issuers conducting their principal business activities in the same industry; provided that this limitation does not apply to investments in obligations issued or guaranteed by the U.S. Government or its agencies and instrumentalities and repurchase agreements involving such securities. For purposes of this limitation, (i) utility companies will be divided according to their services; for example, gas distribution, gas transmission, electric and telephone will each be considered a separate industry, and (ii) financial service companies will be classified according to the end users of their services; for example, automobile finance, bank finance and diversified finance will each be considered a separate industry.

3. Borrow money or issue senior securities, except that a Fund may borrow from banks or enter into reverse repurchase agreements for temporary purposes in amounts not exceeding 10% of the value of its total assets and except as permitted by rule, regulation or order of the SEC. A Fund will not purchase securities while its borrowings (including reverse repurchase agreements) exceed 5% of its total assets.

4. Make loans, except that a Fund may purchase or hold debt instruments and make time deposits with financial institutions in accordance with its investment objectives and policies, and a Fund may enter into repurchase agreements and engage in securities lending.

5. Purchase or sell real estate (although investment in marketable securities of issuers which can invest in real estate or engage in such activities, securities backed or secured by interests in real estate, institutions that issue mortgages, or real estate investment trusts which deal in real estate or interests therein are not prohibited by this restriction);

6. Purchase securities on margin, except that a Fund may obtain short-term credit as necessary for the clearance of securities transactions and except as may be necessary to make margin payments in connection with derivative securities transactions;

7. Act as an underwriter of securities of other issuers except as it may be deemed an underwriter under Federal securities laws in selling a portfolio security; and

8. Purchase or sell commodities or commodities contracts (including future contracts), except to the extent disclosed in the then current Prospectus of the Fund.


Non-fundamental Restrictions

     The  following  additional   investment   restrictions  of  the  Funds  are
non-fundamental and may be changed by the Board of Trustees without shareholder approval. A Fund may not:

1. Purchase or otherwise acquire any securities, if as a result, more than 15% of that Fund's net assets would be invested in securities that are illiquid;

2.   Engage in any short sales;

3. Pledge, mortgage or hypothecate assets in excess of one third of the Fund's total assets;

     If any percentage restriction or requirement described above is satisfied at the time of investment, a later increase or decrease in such percentage resulting from a change in asset value will not constitute a violation of such restriction or requirement. However, should a change in net asset value or other external events cause a Fund's investments in illiquid securities, including repurchase agreements with maturities in excess of seven days, to exceed the limit set forth above for such Fund's investment in illiquid securities, a Fund will act to cause the aggregate amount of such securities to come within such limit as soon as reasonably practicable. In such an event, however, such Fund would not be required to liquidate any portfolio securities where a Fund would suffer a loss on the sale of such securities.


     None of the Funds currently intends to enter into reverse repurchase agreements during the current fiscal year.

                            MANAGEMENT OF THE TRUST
                            -----------------------

Trustees and Officers of the Trust

     Overall responsibility for the management of the Trust and the Funds is vested in the Board of Trustees, who will manage the Trust in accordance with the laws of Ohio governing business trusts. Unless so required by the Trust's Declaration of Trust or By-Laws or by Ohio law, at any given time all of the Board of Trustees may not have been elected by the shareholders of the Trust.
Trustees may be removed by the Board of Trustees or shareholders in accordance with the provisions of the Declaration of Trust and By-Laws of the Trust and Ohio law. The Board of Trustees elects officers and contracts with and provides for the compensation of agents, consultants and other professionals to assist and advise it in the day-to-day operations of the Trust and the Funds.

     Certain information about each member of the Board of Trustees and the officers of the Trust is set forth below. Each may have held other positions with the named companies during that period. Each Trustee who is not an "interested person" of the Trust, as that term is defined in the 1940 Act, is considered an "Independent Trustee." Certain officers of the Trust also serve as Directors and/or officers of Roulston & Company or the Distributor.

================================ ============== ============== ============================ ============== =====================
                                                                                              Number of
                                                   Term of                                    Funds in
                                  Position(s)    Office* and                                    Fund       Other Directorships
                                   Held With      Length of      Principal Occupation(s)      Complex**      Held by Trustee
     Name, Address and Age         the Trust     Time Served     During Past Five Years      Overseen by
                                                                                               Trustee
================================ ============== ============== ============================ ============== =====================


Independent Trustees:
--------------------------------------------------------------------------------------------------------------------------------
Mark S. Biviano                                                Vice President and
1795 W. Market Street               Trustee      Since 2001    Executive Sales Director,              5                None
Akron, Ohio 44313                                              Rubber City Radio Group (a
Year of Birth - 1953                                           seven station radio
                                                               group), since November
                                                               1993.

-------------------------------- -------------- -------------- ---------------------------- -------------- ---------------------
-------------------------------- -------------- -------------- ---------------------------- -------------- ---------------------
David B. Gale                       Trustee      Since 1998    Executive Director of                  5                None
2775 Bishop Road, Ste. B                                       North American Association
Willoughby Hills, Ohio  44092                                  of State and Provincial
Year of Birth - 1952                                           Lotteries (non-profit
                                                               association of sanctioned
                                                               lotteries) since March,
                                                               1995; President of DBG
                                                               Consulting, Inc.
                                                               (management consulting
                                                               firm) since December, 1994.



-------------------------------- -------------- -------------- ---------------------------- -------------- ---------------------
-------------------------------- -------------- -------------- ---------------------------- -------------- ---------------------


Carolyn D. Pizzuto                  Trustee      Since 2001    Vice President of Human            5                None
P.O. Box 5190                                                  Resources, Kent State
Kent, Ohio 44242                                               University, since 2002;
Year of Birth - 1950                                           Founder and Chief
                                                               Executive Officer, CDA
                                                               Consulting, Inc.
                                                               (management consulting
                                                               firm), since 1991.
-------------------------------- -------------- -------------- ---------------------------- -------------- ---------------------
-------------------------------- -------------- -------------- ---------------------------- -------------- ---------------------
Thomas V. Chema                     Trustee      Since 20011   President, Hiram College,          5          TransTechnology
PO Box 67                                                      since 2003; Partner, Arter                      Corporation
Hiram, Ohio 44234                                              & Hadden LLP (law firm)
Year of Birth - 1946                                           from April, 1989 to 2003;
                                                               since June, 1994,
                                                               President, Gateway
                                                               Consultants Group, Inc.
                                                               (sports and related public
                                                               facilities consulting).
-------------------------------- -------------- -------------- ---------------------------- -------------- ---------------------
 *    Each  Trustee  serves as such  during the  continued  lifetime of the Trust until he or she dies, resigns or is removed,  or, if sooner, until the next meeting of shareholders  called for the purpose of electing  Trustees,  and until the election and qualification of his successor.
**   For purposes of this Table,  Fund Complex  means one or more mutual  funds, including the Funds,  which have a common investment  adviser or affiliated investment  advisers  or that hold  themselves  out to the  public as being related.  The Funds and Fairport  Government  Securities Fund are currently the members of the Fund Complex.
1    Mr. Chema served as Trustee of the Trust from the Trust's inception in 1994 until  September 2001, and then was re-elected by shareholders of the Trust in October 2001.


Officers of the Trust:


================================= ============================ ========================= =======================================

                                       Position(s) Held           Term of Office* and     Principal Occupation(s) During Past

     Name, Address and Age              With the Trust          Length of Time Served                  Five Years
================================= ============================ ========================= =======================================


Scott D. Roulston                 President                    Since 1994                Senior   Managing   Director,    Chief
3636 Euclid Avenue                                                                       Executive  Officer  and  President  of
Cleveland, Ohio 44115                                                                    Fairport Asset  Management,  LLC since
Year of Birth - 1957                                                                     October 2001. Chief Executive  Officer
                                                                                         and  President  of  Roulston & Company
                                                                                         and  Roulston   Research  Corp.  since
                                                                                         1990.
--------------------------------- ---------------------------- ------------------------- ---------------------------------------
--------------------------------- ---------------------------- ------------------------- ---------------------------------------
Charles A. Kiraly                 Secretary   and   Assistant  Since 1996                Vice   President  of  Fairport   Asset
3636 Euclid Avenue                Treasurer                                              Management,  LLC since  October  2001.
Cleveland, Ohio 44115                                                                    Since April,  2000,  Vice President of
Year of Birth - 1969                                                                     Mutual Fund Administration,  prior to,
                                                                                         Manager of Mutual Fund  Administration
                                                                                         and  an   employee   of   Roulston   &
                                                                                         Company,  Inc. since April, 1996. Vice
                                                                                         President of Roulston  Research  Corp.
                                                                                         since 1997.

--------------------------------- ---------------------------- ------------------------- ---------------------------------------
--------------------------------- ---------------------------- ------------------------- ---------------------------------------
Kenneth J. Coleman                Treasurer                    Since 1999                Senior   Managing   Director,    Chief
3636 Euclid Avenue                                                                       Operating  Officer and Chief Financial
Cleveland, Ohio 44115                                                                    Officer of Fairport Asset  Management,
Year of Birth - 1956                                                                     LLC   since   October   2001.   Joined
                                                                                         Roulston & Company in January 1999
                                                                                         and has served as Chief Operating Officer
                                                                                         since September 1999. From August 1997
                                                                                         to December 1998, President of the
                                                                                         Insurance Services Group of National City
                                                                                         Corporation (bank holding company).




--------------------------------- ---------------------------- ------------------------- ---------------------------------------
--------------------------------- ---------------------------- ------------------------- ---------------------------------------
Karen A. Veselic                  Assistant Secretary          Since 2000                Senior  Accountant  for Fairport Asset
3636 Euclid Avenue                                                                       Management,  LLC since  October  2001.
Cleveland, Ohio 44115                                                                    Senior   Accountant  with  Roulston  &
Year of Birth - 1970                                                                     Company, Inc. since December 1997.


--------------------------------- ---------------------------- ------------------------- ---------------------------------------

o The officers of the Trust are elected by the Board of Trustees annually.



Trustee Compensation

     The Trust pays the fees for Trustees unaffiliated with Roulston & Company (currently $1,000 per Board meeting attended and $4,000 per year retainer). The following table sets forth information regarding the total compensation paid by the Trust to its Board of Trustees for their services as Trustees during the fiscal year ended October 31, 2003. The Trust has no pension or retirement plans.

Compensation Table:


======================================== ===================================== =====================================
           Name and Position                          Aggregate                         Total Compensation
                                                     Compensation                       From the Trust and
             With the Trust                        From the Trust                        the Fund Complex *
======================================== ===================================== =====================================
---------------------------------------- ------------------------------------- -------------------------------------
Mark S. Biviano, Trustee                                $8,000                                $8,000
---------------------------------------- ------------------------------------- -------------------------------------
---------------------------------------- ------------------------------------- -------------------------------------
Thomas V. Chema, Trustee                                $8,000                                $8,000
---------------------------------------- ------------------------------------- -------------------------------------
---------------------------------------- ------------------------------------- -------------------------------------
David B. Gale, Trustee                                  $8,000                                $8,000
---------------------------------------- ------------------------------------- -------------------------------------
---------------------------------------- ------------------------------------- -------------------------------------
Carolyn D. Pizzuto, Trustee                             $8,000                                $8,000
---------------------------------------- ------------------------------------- -------------------------------------
*        For purposes of this Table, Fund Complex means one or more mutual funds, including the Funds, which have a common investment adviser or affiliated investment advisers or which hold themselves out to the public as being related. The Funds and Fairport Government Securities
         Fund are currently the only members of the Fund Complex.



Committees of the Board of Trustees


     The Board of Trustees currently has two standing committees - the Audit Committee and the Nominating Committee. The members of each Committee consist exclusively of the Independent Trustees of the Trust: Ms. Pizzuto and Messrs. Biviano, Gale and Chema.

     During the fiscal year ended October 31, 2003, the Audit Committee held 3 meetings. The functions of the Audit Committee include overseeing the Trust's accounting and financial reporting policies and practices, overseeing the independent audit of the Trust's financial statements and ascertaining the independence of the Trust's independent auditors.

     The Nominating Committee held no meetings during the fiscal year ended October 31, 2003. The Committee's functions include selecting and recommending to the full Board of Trustees nominees for election as Trustees of the Trust, other than Independent Trustees, and selecting and nominating for election all Independent Trustees. The Committee has been able to identify from its own resources an ample number of qualified candidates. However, shareholders may submit the name and resume of persons for the Nominating Committee's consideration by mailing such information to the Committee in care of the Trust. The Nominating Committee may consider such persons at such time as it meets to consider possible new trustee candidates. However, the Nominating Committee reserves sole discretion what candidates determine to present to the Board and/or shareholders and when it meets for such purpose.

Fund Ownership by the Trustees


     Information about the beneficial ownership of Fund shares by each Trustee as of December 31, 2003, is set forth below:


============================================ ========================================= =========================================

                                                                                       Aggregate  Dollar Range of Shares of All
                                                                                       Funds  Within  the  Fairport  Family  of
Trustee                                      Dollar Range of Fund Shares               Funds*

============================================ ========================================= =========================================
Independent Trustees:
--------------------------------------------------------------------------------------------------------------------------------
Mark S. Biviano
                                             International Equity Fund:                $10,001 to $50,000
                                             $10,001 to $50,000

                                             Emerging Growth Fund:
                                             $10,001 to $50,000

-------------------------------------------- ----------------------------------------- -----------------------------------------
-------------------------------------------- ----------------------------------------- -----------------------------------------


David B. Gale                                Growth Fund:
                                             $10,001 to $50,000                        $10,001 to $50,000


-------------------------------------------- ----------------------------------------- -----------------------------------------
-------------------------------------------- ----------------------------------------- -----------------------------------------
Carolyn D. Pizzuto                           Growth Fund:
                                             $1 to $10,000                             $10,001 to $50,000

                                             Growth and Income Fund:
                                             $10,001 to $50,000

                                             International Equity Fund:
                                             $1 to $10,000

                                             Emerging Growth Fund:
                                             $1 to $10,000


-------------------------------------------- ----------------------------------------- -----------------------------------------
-------------------------------------------- ----------------------------------------- -----------------------------------------

Thomas V. Chema                              Growth Fund:
                                             $1 to $10,000                             $1 to $10,000


                                             Growth and Income Fund:
                                             $1 to $10,000

                                             International Equity Fund:
                                             $1 to $10,000

                                             Emerging Growth Fund:
                                             $1 to $10,000

-------------------------------------------- ----------------------------------------- -----------------------------------------


* The Fairport Family of Funds means any two or more registered investment companies that share the same investment adviser or principal underwriter and hold themselves out to investors as related companies for purposes of investment and investor services. The Funds and Fairport Government Securities Fund are currently the only members of the Fairport Family of Funds.




     As of February 20, 2004, all Trustees and Officers of the Trust, as a group, owned less than one percent of the shares of each of the Funds.

                        PRINCIPAL HOLDERS OF SECURITIES
                        -------------------------------


     Listed below are the names and addresses of those persons or accounts who, as of February 20, 2004, owned of record or beneficially 5% or more of the shares of any Fund.


     Persons or organizations owning beneficially 25% or more of the outstanding shares of a Fund may be presumed to "control" (as that term is defined in the 1940 Act) that Fund. As a result, these persons or organizations could have the ability to approve or reject those matters submitted to the shareholders of such Fund for their approval, including the election of Trustees, approval of an investment advisory agreement and adoption of a distribution plan under Rule 12b-1 of the 1940 Act.

         FAIRPORT Emerging Growth Fund:


         Owner(s)                                Percentage Owned
         --------                                ----------------
         Key Trust Company                        5.75% (of record)
         P.O. Box 94871
         Cleveland, Ohio 44101-4871

         Fifth Third Bank                        29.03% (of record)
         PO Box 630074
         Cincinnati, Ohio 45263

         Charles Schwab Company                  21.99% (of record)
         101 Montgomery Street
         San Francisco, CA 94104


         FAIRPORT INTERNATIONAL EQUITY FUND:


         Owner(s)                                Percentage Owned
         --------                                ----------------
         Fifth Third Bank                        29.10% (of record)
         PO Box 630074
         Cincinnati, Ohio 45263

         Charles Schwab                          17.05% (of record)
         101 Montgomery Street
         San Francisco, CA 94101-4122

         Key Trust Company                       10.52% (of record)
         P.O. Box 94871
         Cleveland, Ohio 44101-4871

         Roulston & Company, Inc.*               10.97% (Beneficially)
         fbo Zircoa, Inc.
         3636 Euclid Ave.
         Cleveland, Ohio  44115

         Roulston & Company, Inc.
         fbo The Cleveland Foundation*            7.18% (Beneficially)
         3636 Euclid Ave.
         Cleveland, Ohio  44115

         FAIRPORT GROWTH FUND:


         Owner(s)                                Percentage Owned
         --------                                ----------------
         Fifth Third Bank                        88.56% (of record)
         PO Box 630074
         Cincinnati, Ohio 45263

         Charles Schwab                           8.95% (of record)
         101 Montgomery Street
         San Francisco, CA 94101-4122


         FAIRPORT GROWTH AND INCOME FUND:


         Owner(s)                                Percentage Owned
         --------                                -----------------
         Fifth Third Bank                        57.52% (of record)
         P.O. Box 630074
         Cincinnati, OH 45263-0001

         Charles Schwab                           8.96% (of record)
         101 Montgomery Street
         San Francisco, CA 94101-4122

         Key Trust Company                        7.26% (of record)
         PO Box 94871
         Cleveland, Ohio 44101-4871

         Roulston & Company, Inc.*                6.52% (Beneficially)
         fbo The Cleveland Foundation
         3636 Euclid Ave.
         Cleveland, Ohio  44115



     *These shares are held in managed accounts over which Roulston & Company has both voting and investment authority; however, the managed account owners have the ability to rescind Roulston & Company's voting and investment authority within 60 days should they choose to do so.


                     INVESTMENT ADVISORY AND OTHER SERVICES
                     --------------------------------------

The Investment Adviser


     Effective October 25, 2001, Roulston & Company, Inc., an Ohio corporation, became a wholly owned subsidiary of Fairport Asset Management, LLC, an Ohio limited liability company ("Fairport"), which changed its name from The Hickory Group, LTD in October 2001. Fairport, located at 3636 Euclid Avenue, Cleveland, Ohio 44115, is a registered investment adviser and has been providing investment advisory services to high net worth individuals, trusts and corporations since 1988. As of January 31, 2004, Fairport had $934 million under management.

     On October 30, 2003, the Board of Trustees of the Trust renewed the Investment Advisory Agreement ("Advisory Agreement") between the Trust and
Roulston & Company. Counsel to the Trust reviewed the terms of the Advisory Agreement with the Trustees, as well as the expense limitation letter agreement. Mr. Kiraly reviewed the management fee comparison and expense ratio comparison for each Fund, as well as performance comparisons with other funds selected from the relevant Morningstar category and with the benchmark index. He also pointed out that the portfolio managers continue to be very experienced. There was no turnover in managers in the past year, and more depth was provided by the addition of John Silvis as co-portfolio manager of the International Equity Fund. Mr. Coleman then reviewed the financial performance and plan of the Adviser and passed out the balance sheet and income statement of the Adviser for the review of the Trustees. After discussion, the Trustees acknowledged that each Fund's management fees and expense ratios appeared to approximate or below the average fee and expense ratio for its peer group, and that the performance for each Fund over recent periods, while trailing, appeared to be within a reasonable range of its benchmark index. They also noted the significant experience of the portfolio managers and that the persons responsible for management of the Funds had not changed (except for the addition of Mr. Silvis). They then discussed the nature and quality of the services provided by the Adviser and, based on the information provided, concluded that the fees paid to the Adviser were reasonable, that the overall arrangements under the Advisory Agreement were reasonable business arrangements and that renewal of the Advisory Agreement was in the best interest of shareholders.

     Hickory Investments Ltd., Kirtland Capital Partners II, L.P., Kirtland Capital Partners III, L.P. and FAM Investments, Ltd. (collectively, the "Kirtland Entities") own collectively 51% of the voting membership interests of Fairport and therefore are considered to "control" Fairport . The managing member or general partner of each of the Kirtland Entities is directly or indirectly controlled by John F. Turben. As a result, Mr. Turben may be considered to ultimately control Fairport and therefore, indirectly, Roulston & Company and the Funds. Mr. Turben is a private investor and also engaged in venture capital.

     Scott Roulston is President, CEO and a Director of Roulston & Company; and President of the Trust. Heather Ettinger is Secretary and a Director of Roulston & Company. Roulston Research Corp., the distributor of the Funds, is a wholly-owned subsidiary of Roulston & Company.

     Fees. For services rendered and expenses assumed under the Investment Advisory Agreement, Roulston & Company is entitled to receive a fee computed daily and paid monthly based upon the annual rates set forth below.

Growth Fund and Growth
and Income Fund                   Seventy-five  one  hundredths of one percent
                                 (0.75%) of the  average  daily  net  assets of
                                  each such Fund up to $100 Million and fifty one-hundredths of one percent (0.50%) of the average daily net assets of each such Fund of $100 Million or more.


Emerging Growth Fund
and International
Equity Fund                       Seventy-five one-hundredths of one percent
                                  (0.75%) of the average daily net assets of each such Fund.

     For the fiscal year ended October 31, 2003, Roulston & Company earned and waived the amounts indicated below with respect to its investment advisory services to the Funds.


========================================== ====================== ===================== ======================
                                           Gross Advisory Fees          Advisory                 Net
                                                  Earned                  Fees                Advisory
                  FUND                                                   Waived             Fees Received
========================================== ====================== ===================== ======================
------------------------------------------ ---------------------- --------------------- ----------------------
Emerging Growth Fund                                  $58,006                $2,659                $55,347
------------------------------------------ ---------------------- --------------------- ----------------------
------------------------------------------ ---------------------- --------------------- ----------------------
International Equity Fund                             $58,850                  $0                  $58,850
------------------------------------------ ---------------------- --------------------- ----------------------
------------------------------------------ ---------------------- --------------------- ----------------------
Growth Fund                                           $83,622                  $0                  $83,622
------------------------------------------ ---------------------- --------------------- ----------------------
------------------------------------------ ---------------------- --------------------- ----------------------
Growth and Income Fund                                $87,000                  $0                  $87,000
------------------------------------------ ---------------------- --------------------- ----------------------
------------------------------------------ ---------------------- --------------------- ----------------------
                 TOTALS                              $287,478                $2,659                $284,819
------------------------------------------ ---------------------- --------------------- ----------------------



     For the fiscal year ended October 31, 2002,  Roulston & Company  earned and waived the  amounts  indicated  below with  respect to its  investment  advisory services to the Funds.
================================================== ================= ================== ====================
                      FUND                         Gross Advisory        Advisory               Net
                                                     Fees Earned           Fees              Advisory
                                                                          Waived           Fees Received
================================================== ================= ================== ====================
-------------------------------------------------- ----------------- ------------------ --------------------
Emerging Growth Fund                                        $68,541         $0                      $68,541
-------------------------------------------------- ----------------- ------------------ --------------------
-------------------------------------------------- ----------------- ------------------ --------------------
International Equity Fund                                   $85,172         $0                      $85,172
-------------------------------------------------- ----------------- ------------------ --------------------
-------------------------------------------------- ----------------- ------------------ --------------------
Growth Fund                                                $127,262       $55,666                   $71,596
-------------------------------------------------- ----------------- ------------------ --------------------
-------------------------------------------------- ----------------- ------------------ --------------------
Growth and Income Fund                                      $98,615       $37,296                   $61,319
-------------------------------------------------- ----------------- ------------------ --------------------
-------------------------------------------------- ----------------- ------------------ --------------------
TOTALS                                                     $379,590       $92,962                   $286,628
-------------------------------------------------- ----------------- ------------------ --------------------

     For the fiscal year ended October 31, 2001, Roulston & Company earned and waived the amounts indicated below with respect to its investment advisory services to the Funds.



================================================== ================= ================== ====================
                      FUND                         Gross Advisory        Advisory               Net
                                                     Fees Earned           Fees              Advisory
                                                                          Waived           Fees Received
================================================== ================= ================== ====================
-------------------------------------------------- ----------------- ------------------ --------------------
Emerging Growth Fund                                        $97,889                 $0              $97,889
-------------------------------------------------- ----------------- ------------------ --------------------
-------------------------------------------------- ----------------- ------------------ --------------------
International Equity Fund                                  $127,650                 $0             $127,650
-------------------------------------------------- ----------------- ------------------ --------------------
-------------------------------------------------- ----------------- ------------------ --------------------
Growth Fund                                                $192,332            $16,649             $175,683
-------------------------------------------------- ----------------- ------------------ --------------------
-------------------------------------------------- ----------------- ------------------ --------------------
Growth and Income Fund                                     $106,325            $18,991              $87,334
-------------------------------------------------- ----------------- ------------------ --------------------
-------------------------------------------------- ----------------- ------------------ --------------------
TOTALS                                                     $524,196            $35,640             $488,556
-------------------------------------------------- ----------------- ------------------ --------------------
Roulston & Company  agreed to waive its fees and reimburse  fund expenses to the extent necessary to keep total fund operating  expenses from exceeding 1.38% for the  Growth  Fund,  1.50% for the  Growth  and  Income  Fund,  and 1.95% for the
Emerging Growth Fund and International Equity Fund through the fiscal year ended
October 31,  2002.  From March 1, 2004 through  February  28,  2005,  Roulston &
Company agreed to waive its fees and/or reimburse each Fund's expenses, but only to the extent  necessary  to  maintain  total  annual  operating  expenses  from exceeding  1.75% for the Growth Fund and the Growth and Income  Fund,  and 1.95%
for the Emerging Growth Fund and International Equity Fund.



The Distributor

     Roulston Research Corp., 3636 Euclid Avenue, Cleveland, OH 44115 (the "Distributor"), is a wholly owned subsidiary of Roulston & Company, and the distributor for the Funds of the Trust. Pursuant to a Distribution Agreement, the Distributor acts as agent for the Funds in the distribution of their shares on a continuous basis and, in such capacity, solicits orders for the sale of shares, advertises and pays the costs and expenses associated with such advertising. The Distributor receives no compensation for distribution of shares of the Funds under the Distribution Agreement, but receives payments under the Trust's Distribution and Shareholder Service Plan described below. There are no sales charges imposed by the Distributor upon the purchase or redemption of shares of the Funds, nor does the Distributor receive any commissions on the purchase or sale of portfolio securities by the Funds.

Distribution and Shareholder Service Plan

     The Trust has adopted a Distribution and Shareholder Service Plan (the "Plan") pursuant to Rule 12b-1 under the 1940 Act under which each Fund is authorized to compensate the Distributor for payments it makes to broker-dealers, banks and other institutions (collectively, "Participating Organizations") for providing distribution or shareholder service assistance, or for distribution assistance and/or shareholder service provided by the Distributor. Payments to such Participating Organizations are made pursuant to agreements entered into with the Distributor. The Plan authorizes each Fund to make payments to the Distributor in an amount not in excess, on an annual basis, of 0.25% of the average daily net asset value of that Fund.

     As authorized by the Plan, the Distributor has agreed to provide certain distribution and shareholder services in connection with shares purchased and held by the Distributor for the accounts of its customers and shares purchased and held by customers of the Distributor directly, including, but not limited to, answering shareholder questions concerning the Funds, marketing of the Funds, providing information to shareholders on their investments in the Funds and providing such personnel and communication equipment as is necessary and appropriate to accomplish such matters. Fees paid are borne solely by the applicable Fund. Such fees compensate the Distributor regardless of its expenses and may exceed the actual costs incurred by the Distributor in providing such services.


     As required by Rule 12b-1, continuance of the Plan was approved for each Fund by the Board of Trustees, including a majority of the Trustees who are not interested persons of that Fund and who have no direct or indirect financial interest in the operation of the Plan (the "Independent Trustees") on October 30, 2003. The Plan may be terminated as to a Fund by vote of a majority of the Independent Trustees, or by vote of a majority of the outstanding shares of that Fund. The Board of Trustees reviews quarterly a written report of such costs and the purposes for which such costs have been incurred. The Plan may be amended by a vote of the Board of Trustees, including a majority of the Independent Trustees, cast in person at a meeting called for that purpose, provided that any change in the Plan that would materially increase the distribution cost to a Fund requires shareholder approval. For so long as the Plan is in effect and the Funds rely on certain rules under the 1940 Act, the selection and nomination of those Trustees who are not interested persons of the Trust is required to be committed to the discretion of such disinterested persons. All agreements with any person relating to the implementation of the Plan with respect to a Fund may be terminated at any time upon 60 days' written notice without payment of any penalty, by vote of a majority of the Independent Trustees or by a vote of the majority of the outstanding shares of such Fund.


     The Plan continues in effect for successive one-year periods, provided that each such continuance is specifically approved (i) by the vote of a majority of the Independent Trustees, and (ii) by a vote of a majority of the entire Board of Trustees cast in person at a meeting called for that purpose. The Board of Trustees has a duty to request and evaluate such information as may be reasonably necessary for them to make an informed determination of whether the Plan should be implemented or continued. In addition the Board of Trustees in approving the Plan must determine that there is a reasonable likelihood that the Plan will benefit the Funds and their shareholders.

     The Board of Trustees believes that the Plan is in the best interests of the Funds since it encourages Fund growth and retention of Fund assets. As a Fund grows in size, certain expenses, and therefore total expenses per share, may be reduced and overall performance per share may be improved.


     For the fiscal year ended October 31, 2003, the 12b-1 fees totaled $84,565, all of which were paid to the Distributor for the services described above. All expenses were paid to broker dealers, including the Distributor. The amounts incurred with respect to each Fund, net of any fee waiver or expense reimbursement, during such period are set forth below:



=============================================== =======================
                     FUND                              Amounts
                                                      Incurred
                                                      Pursuant
                                                   to 12b-1 Plan
=============================================== =======================
----------------------------------------------- -----------------------
Emerging Growth Fund                                   $17,093
----------------------------------------------- -----------------------
----------------------------------------------- -----------------------
International Equity Fund                              $17,316
----------------------------------------------- -----------------------
----------------------------------------------- -----------------------
Growth Fund                                            $24,529
----------------------------------------------- -----------------------
----------------------------------------------- -----------------------
Growth and Income Fund                                 $25,627
----------------------------------------------- -----------------------
----------------------------------------------- -----------------------
TOTAL                                                  $84,565
----------------------------------------------- -----------------------


     In addition, the Distributor has entered into Rule 12b-1 Agreements with selected dealers pursuant to which such dealers agree to provide certain shareholder services and distribution assistance including, but not limited to, those discussed above.

Codes of Ethics

     Federal securities laws and regulations, including Rule 17j-1 under the 1940 Act, require the Trust, Roulston & Company and the Distributor to adopt codes of ethics that govern the personal securities transactions of their respective personnel. Accordingly, each of them has adopted a code of ethics pursuant to which their respective personnel may invest in securities for their personal account, including securities that may be purchased or held by the Funds. You may obtain a copy of each Code of Ethics from the SEC.

The Administrator, Transfer Agent and Fund Accountant

     Unified Fund Services, Inc. ("Unified"), 431 North Pennsylvania Street, Indianapolis, Indiana 46204-1806, serves as the Administrator for the Funds and the Trust. Pursuant to the terms of a Mutual Fund Services Agreement between the Trust and Unified dated July 1, 2000, Unified assists in supervising all operations of each Fund (other than those performed by Roulston & Company and by U.S. Bank, N.A. as the custodian for each of the Funds).

     Under the Services Agreement, Unified has agreed to furnish clerical, and certain bookkeeping services; prepare the periodic reports to the SEC on Form N-SAR or any replacement forms therefor; prepare compliance filings pursuant to state securities laws; assist to the extent requested by the Trust with the Trust's preparation of its Annual and Semi-Annual Reports to Shareholders and its Registration Statement (on Form N-1A or any replacement therefor); compile data for, prepare and file timely Notices to the SEC required pursuant to Rule 24f-2 under the 1940 Act; keep and maintain the financial accounts and records of each Fund, including calculation of daily expense accruals; and generally assist in all aspects of the Funds' operations other than those performed by Roulston & Company and by U.S. Bank, N.A. as custodian to each Fund.

     Unified also serves as the transfer and dividend disbursing agent for each Fund and provides certain fund accounting services to each of the Funds. Such fund accounting services include maintaining the accounting books and records for each Fund, including journals containing an itemized daily record of all purchases and sales of portfolio securities, all receipts and disbursements of cash and all other debits and credits, general and auxiliary ledgers reflecting all asset, liability, reserve, capital, income and expense accounts, including interest accrued and interest received, and other required separate ledger accounts; maintaining a monthly trial balance of all ledger accounts; performing certain accounting services for each Fund, including calculation of the net asset value per share, calculation of the dividend and capital gain distributions, if any, and of yield, reconciliation of cash movements with such Fund's custodian, affirmation to that Fund's custodian of all portfolio trades and cash settlements, verification and reconciliation with that Fund's custodian of all daily trade activity; providing certain reports; obtaining dealer quotations, prices from a pricing service or matrix prices on all portfolio securities in order to mark the portfolio to the market; and preparing an interim balance sheet, statement of income and expense, and statement of changes in net assets for each Fund.

     In consideration for such services as administrator, transfer agent and fund accountant, the Trust has agreed to pay Unified a fee, computed daily and paid periodically, at an annual rate calculated as follows:

     Administrator: 0.07% of the first $100 million in average net assets per Fund per year; 0.05% from $100 million to $250 million in average net assets per Fund per year; 0.03% from $250 million to $500 million in average net assets per Fund per year; and 0.02% over $500 million in average net assets per Fund per year - subject to a minimum annual fee of $15,000 per Fund.

     Transfer Agent: $15.00 per active shareholder account per year - subject to a minimum of $12,000 per year per initial Fund, and $9,000 per year for each additional Fund.

     Fund Accountant: 0.05% of the first $50 million in average net assets per Fund per year; 0.04% from $50 million to $100 million in average net assets per Fund per year; 0.03% from $100 million to $350 million in average net assets per Fund per year; and 0.02% over $350 million in average net assets per Fund per year - subject to a minimum annual fee of $20,000 for the International Equity Fund, and a minimum annual fee of $18,000 for the other Funds.

     For the fiscal years ended October 1, 2003, 2002, and 2001, Unified earned the following amounts with respect to the administration, fund accounting and transfer agency services provided to the Funds as described above:

========================================= ========================= ========================== =========================
                  FUND                            11/1/02                    11/1/01                   11/1/00
                  ----
                                                     to                        to                         to
                                                  10/31/03                  10/31/02                   10/31/01
========================================= ========================= ========================== =========================
----------------------------------------- ------------------------- -------------------------- -------------------------
Growth Fund                                          $58,840                   $46,596                    $49,508
----------------------------------------- ------------------------- -------------------------- -------------------------
----------------------------------------- ------------------------- -------------------------- -------------------------
Growth and Income Fund                               $54,771                   $82,812                    $76,450
----------------------------------------- ------------------------- -------------------------- -------------------------
----------------------------------------- ------------------------- -------------------------- -------------------------
Emerging Growth Fund                                 $52,662                   $59,018                    $96,061
----------------------------------------- ------------------------- -------------------------- -------------------------
----------------------------------------- ------------------------- -------------------------- -------------------------
International Equity Fund                            $52,299                   $46,688                    $85,030
----------------------------------------- ------------------------- -------------------------- -------------------------
----------------------------------------- ------------------------- -------------------------- -------------------------
                 TOTAL                              $218,572                  $235,114                   $307,049
----------------------------------------- ------------------------- -------------------------- -------------------------



The Custodian

     U.S. Bank, N.A., 425 Walnut Street, Cincinnati, Ohio 45201, serves as the Funds' Custodian, pursuant to a Custody Agreement. In such capacity, U.S. Bank holds or arranges for the holding of all portfolio securities and other assets of the Funds.

Independent Auditors


     The firm of Pricewaterhouse Coopers LLP, 100 East Broad Street, Suite 2100, Columbus, Ohio 43215, has been selected as independent auditors for the Trust for the fiscal year ending October 31, 2004. Pricewaterhouse Coopers LLP performs an annual audit of each Fund's financial statements and provides financial, tax and accounting consulting services as requested.



                PORTFOLIO TRANSACTIONS AND BROKERAGE COMMISSIONS
                ------------------------------------------------

Portfolio Transactions

     Roulston & Company is authorized to select brokers and dealers to effect securities transactions for the Funds. Roulston & Company will seek to obtain the most favorable net results by taking into account various factors, including price, commission, if any, size of the transactions and difficulty of executions, the firm's general execution and operational facilities and the firm's risk in positioning the securities involved. While Roulston & Company generally seeks reasonably competitive spreads or commissions, a Fund will not necessarily be paying the lowest spread or commission available. Roulston & Company may select brokers or dealers that offer a Fund best price and execution or that provide other services, such as research, which benefit the Trust or other accounts managed by Roulston & Company.

Brokerage Commissions

     Roulston & Company may, consistent with the interests of the Funds, select brokers on the basis of the research services they provide to Roulston & Company. Such services may include analyses of the business or prospects of a company, industry or economic sector, or statistical and pricing services. Information so received by Roulston & Company will be in addition to and not in lieu of the services required to be performed by Roulston & Company under the Advisory Agreement. If, in the judgment of Roulston & Company, a Fund or other accounts managed by Roulston & Company will be benefited by supplemental research services, Roulston & Company is authorized to pay brokerage commissions to a broker furnishing such services which are in excess of commissions which another broker may have charged for effecting the same transaction. These research services include advice, either directly or through publications or writings, as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; furnishing of analyses and reports concerning issuers, securities or industries; providing information on economic factors and trends; assisting in determining portfolio strategy; providing computer software used in security analyses; and providing portfolio performance evaluation and technical market analyses. The expenses of Roulston & Company will not necessarily be reduced as a result of the receipt of such supplemental information, such services may not be used exclusively, or at all, with respect to the Fund or account generating the brokerage, and there can be no guarantee that Roulston & Company will find all of such services of value in advising the Funds.


     Fairport Asset Management, LLC and Roulston & Company have an arrangement with Thompson Institutional Services, Inc. ("Thompson") whereby Roulston & Company receives specific research products known as First Call, ALERT, eSignal, Omgeo, Research Direct, Exchange Fees, and Interactive Data in exchange for placing trades on behalf of privately managed accounts and the Funds. During the period November 1, 2002 through October 31, 2003, the Growth & Income Fund placed trades with the executing broker-dealer(s) for Thompson, for shares totaling 53,000, a commission rate of $0.06 per share, and total commissions of $3,180. The International Equity Fund placed trades for shares totaling 43,500,a commission rate of $0.06 per share, and total commissions of $2,475. The Emerging Growth Fund placed trades for shares totaling 329,200, a commission rate of $0.06 per share, and total commissions of $19,635. The Growth Fund placed trades for shares totaling 172,500a commission rate of $0.06 per share, and total commissions of $10,350.

     Fairport Asset Management, LLC and Roulston & Company have an arrangement with BNY Brokerage, formerly Autranet Research ("Autranet") whereby Roulston & Company receives research, news and quotes, a research database, economic data research, quotes, research software, and trading software in exchange for placing trades on behalf of privately managed accounts and the Funds. Specific products include: AMEX, NYSE, Russell, and Value Line. During the period November 1, 2002 through October 31, 2003, the Growth & Income Fund placed trades with the executing broker-dealer(s) for Autranet for shares totaling 25,500, a commission rate of $0.06 per share, and total commissions of $1,530. The International Equity Fund placed trades for shares totaling 43,900, a commission rate of $0.06 per share, and total commissions of $2,634. The Emerging Growth Fund placed trades for shares totaling 50,900, a commission rate of $0.06 per share, and total commissions of $3,054. The Growth Fund placed trades for shares totaling 15,100, a commission rate of $0.06 per share, and total commissions of $906.

     Fairport Asset Management, LLC and Roulston & Company have an arrangement with UBS Paine Webber ("UBS") whereby Roulston & Company receives research, news and quotes, a research database, economic data research, quotes, research software, and trading software in exchange for placing trades on behalf of privately managed accounts and the Funds. Specific products include: Advent Software, Stockval, BCA Global Equity & Bank Credit Analyst. During the period November 1, 2002 through October 31, 2003, the Growth & Income Fund placed trades with the executing broker-dealer(s) for UBS for shares totaling 5,000, a commission rate of $0.06 per share, and total commissions of $300. The International Equity Fund placed trades for shares totaling 46,450, a commission rate of $0.06 per share, and total commissions of $2,767. The Emerging Growth Fund placed trades for shares totaling 17,400, a commission rate of $0.06 per share, and total commissions of $1,044.

     Fairport Asset Management, LLC and Roulston & Company have an arrangement with Charles Schwab ("Schwab") whereby Roulston & Company receives research, news and quotes, a research database, economic data research, quotes, research software, and trading software in exchange for placing trades on behalf of privately managed accounts and the Funds. Specific products include:
International Shareholder Services (ISS), Bloomberg, IBES, and Russell Index Publications and Holdings. During the period November 1, 2002 through October 31, 2003, the International Equity Fund placed trades for shares totaling 10,700 commission rate of $0.06 per share, and total commissions of $362.


     In addition, a Fund may direct commission business to one or more designated broker/dealers, in connection with such broker/dealer's payment of certain of a Fund's or the Trust's expenses.


     For the fiscal years ended October 31, 2003, 2002, and 2001, the total brokerage commissions attributable to each Fund are set forth below.


=========================================== ================== ================== ==================
                      FUND                      11/01/02           11/01/01           11/01/00
                      ----
                                                   to                 to                 to
                                                10/31/03           10/31/02           10/31/01
=========================================== ================== ================== ==================
------------------------------------------- ------------------ ------------------ ------------------
Growth Fund                                      $23,354            $28,364            $38,982
------------------------------------------- ------------------ ------------------ ------------------
------------------------------------------- ------------------ ------------------ ------------------
Growth and Income Fund                           $12,435            $16,878            $23,238
------------------------------------------- ------------------ ------------------ ------------------
------------------------------------------- ------------------ ------------------ ------------------
Emerging Growth Fund                             $33,593            $13,130            $40,305
------------------------------------------- ------------------ ------------------ ------------------
------------------------------------------- ------------------ ------------------ ------------------
International Equity Fund                        $17,599            $35,752            $21,879
------------------------------------------- ------------------ ------------------ ------------------
------------------------------------------- ------------------ ------------------ ------------------
                  TOTALS                         $86,981            $94,124           $124,404
------------------------------------------- ------------------ ------------------ ------------------



     During the fiscal year ended October 31, 2003, the Funds did not hold any securities of their regular brokers or dealers, as defined in Rule 10b-1 of the 1940 Act, or the parent companies thereof.

                                NET ASSET VALUE
                                ---------------

     As indicated in the Prospectus, the net asset value of each Fund is determined and the shares of each Fund are priced as of the earlier of 4:00 p.m., Eastern Time, or the close of regular trading on the New York Stock Exchange (the "Exchange"), on each Business Day. A "Business Day" is any day the Exchange is open for regular business. Currently the Exchange is closed in observance of the following holidays: New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas Day.

     Equity securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Advisor believes such prices accurately reflect the fair market value of such securities. Securities that are traded on any stock exchange are generally valued by the pricing service at the last quoted sale price. Lacking a last sale price, an exchange traded security is generally valued by the pricing service at its last bid price. Securities traded in the NASDAQ over-the-counter market are generally valued by the pricing service at the NASDAQ Official Closing Price. When market quotations are not readily available, when the Advisor determines that the market quotation or the price provided by the pricing service does not accurately reflect the current market value or when restricted or illiquid securities are being valued, such securities are valued as determined in good faith by the Advisor, in conformity with guidelines adopted by and subject to review of the Board of Trustees of the Trust.


     Fixed income securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Advisor believes such prices accurately reflect the fair market value of such securities. A pricing service utilizes electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading units of debt securities without regard to sale or bid prices. If the Advisor decides that a price provided by the pricing service does not accurately reflect the fair market value of the securities, when prices are not readily available from a pricing service, or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Advisor, in conformity with guidelines adopted by and subject to review of the Board of Trustees. Short term investments in fixed income securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by using the amortized cost method of valuation, which the Board has determined will represent fair value.


     Because the International Equity Fund will invest at times in securities traded on foreign exchanges that trade on days when that Fund does not price its shares, the NAV of that Fund's shares could potentially change on days when shareholders will not be able to purchase or redeem the Fund's shares.




                 ADDITIONAL PURCHASE AND REDEMPTION INFORMATION
                 ----------------------------------------------

     The Funds' shares may be purchased at the public offering price, which is the net asset value next computed, and are sold on a continuous basis through the Distributor, principal underwriter of the Funds' shares, at its address and number set forth under the heading "The Distributor", and through other broker-dealers who are members of the National Association of Securities Dealers, Inc. and have sales agreements with the Distributor.

     The Trust has also authorized one or more brokers and other financial intermediaries to accept on its behalf purchase and redemption orders. Such brokers and other financial intermediaries are authorized to designated other intermediaries to accept purchase and redemption orders on the Trust's behalf. The Trust will be deemed to have received a purchase or redemption order when an authorized broker or financial intermediary or, if applicable, its authorized designee, accepts the order and that orders will be priced at the Fund's Net Asset Value next computed after they are accepted by such authorized broker or financial intermediary.

     The Funds reserve the right to pay redemptions in kind with portfolio securities in lieu of cash. In accordance with its election pursuant to Rule 18f-1 under the 1940 Act, the Funds may limit the amount of redemption proceeds paid in cash. The Funds may, under normal circumstances, limit redemptions in cash with respect to each shareholder during any ninety-day period to the lesser of (i) $250,000 or (ii) 1% of the net asset value of the Fund at the beginning of such period. A shareholder may incur brokerage costs if the securities received were sold.

     The Trust may suspend the right of redemption or postpone the date of payment for shares during any period when (a) trading on the Exchange is restricted by applicable rules and regulations of the SEC, (b) the Exchange is closed for other than customary weekend and holiday closings, (c) the SEC has by order permitted such suspension, or (d) an emergency exists as a result of which
(i) disposal by the Trust of securities owned by it is not reasonably practical or (ii) it is not reasonably practical for the Trust to determine the fair value of its net assets

Systematic Withdrawal Plan

     Each Fund offers a Systematic Withdrawal Plan ("SWP") if you wish to receive regular distributions from your account in that Fund. However, before you can utilize the SWP, your account in the Fund must have a current value of $10,000 or more, your dividend and distributions must be automatically reinvested and your requested distribution must be $100 or more made on a monthly, quarterly, semi-annual or annual basis.

     Your automatic payments under the SWP will either be made by check mailed to your address as shown on the books of the Transfer Agent or via ACH to your bank account designated on your Account Application form. An application form for the SWP may be obtained by calling the Distributor or Transfer Agent at 1-800-332-6459. You may change or cancel the SWP at any time, upon written notice to the Transfer Agent at least five days prior to SWP withdrawal date for which you want such change or cancellation.

     Please note that if your redemptions from a Fund exceed your dividends from that Fund, your invested principal in the account may decrease. Thus depending on the frequency and amounts of the withdrawals and/or any fluctuations in the net asset value per share, your original investment could be exhausted entirely using the SWP.


                                     TAXES
                                     -----

     Each Fund intends to qualify as a "regulated investment company" under the Code for so long as such qualification is in the best interest of that Fund's shareholders. In order to qualify as a regulated investment company, a Fund must, among other things: derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of securities or foreign currencies, or other income derived with respect to its business of investing in such stock, securities, or currencies; and diversify its investments within certain prescribed limits. In addition, to utilize the tax provisions specially applicable to regulated investment companies, a Fund must distribute to its shareholders at least 90% of its investment company taxable income for the year. In general, a Fund's investment company taxable income will be its taxable income subject to certain adjustments and excluding the excess of any net long-term capital gain for the taxable year over the net short-term capital loss, if any, for such year. If any Fund fails to qualify as a regulated investment company under the Code, the Fund would be required to pay federal income taxes like a corporation.

     Although each Fund expects to qualify as a "regulated investment company" and to be relieved of all or substantially all Federal income taxes, depending upon the extent of its activities in states and localities in which its offices are maintained, in which its agents or independent contractors are located, or in which it is otherwise deemed to be conducting business, a Fund may be subject to the tax laws of such states or localities. In addition, if for any taxable year a Fund does not qualify for the special tax treatment afforded regulated investment companies, all of its taxable income will be subject to Federal tax at regular corporate rates (without any deduction for distributions to its shareholders). In such event, dividend distributions would be taxable to shareholders to the extent of earnings and profits, and would be eligible for the dividends received deduction for corporations.


     As of October 31, 2003, the Emerging Growth Fund had available for federal tax purposes unused capital loss carry forwards of $45,254 expiring in October 31, 2008, $11,374,410 expiring in October 31, 2009, $4,476,889 expiring in
October 31, 2010, and $454,129 expiring in October 31, 2011. The International Equity Fund had available for federal tax purposes unused capital loss carry forwards of $2,007,468 expiring in October 31, 2009, $2,647,083 expiring in October 31, 2010, and $730,269 expiring in October 31, 2011. The Growth Fund had available for federal tax purposes unused capital loss carry forwards of $2,435,094 expiring in October 31, 2009, $4,901,196 expiring in October 31, 2010, and $2,047,977 expiring in October 31, 2011. The Growth and Income Fund had available for federal tax purposes unused capital loss carry forwards of $1,217,760 expiring in October 31, 2008, $173,802 expiring in October 31, 2010, and $780,545 expiring in October 31, 2011.

     The International Equity Fund will invest in equity securities of foreign issuers. If the Fund purchases shares in certain foreign investment companies, known as "passive foreign investment companies," it may be subject to federal income tax on a portion of an "excess distribution" from such passive foreign investment companies or gain from the disposition of such shares, even though such income may have to be distributed as a taxable dividend by the Fund to its shareholders. In addition, certain interest charges may be imposed on the Fund or its shareholders in respect of unpaid taxes arising from such distributions or gains. Alternatively, the Fund would be required each year to include in its income and distribute to shareholders a pro rata portion of the foreign investment company's income, whether or not distributed to the Fund. The Fund is permitted to "mark-to-market" any marketable stock held by the Fund in a passive foreign investment company. If the Fund makes such an election, each investor in the Fund would include in income in each year an amount equal to its share of the excess, if any, of the fair market value of the stock in such passive foreign investment company as of the close of the taxable year over the adjusted basis of such stock. The investor would be allowed a deduction for its share of the excess, if any, of the adjusted basis of the stock in such passive foreign investment company over the fair market value of such stock as of the close of the taxable year, but only to the extent of any net mark-to-market gains with respect to the stock included by the investor for prior taxable years.

     It is expected that the International Equity Fund may be subject to foreign withholding taxes with respect to income received from sources within foreign countries. If more than 50% in value of its total assets at the close of its taxable year consists of securities of foreign corporations, the International Equity Fund intends to elect to "pass through" to its investors the amount of foreign income taxes paid by the Fund, with the result that each shareholder will (i) include in gross income, even though not actually received, the pro rata share of the Fund's foreign income taxes, and (ii) either deduct (in calculating U.S. taxable income) or credit (in calculating U.S. federal income tax) the pro rata share of the Fund's foreign income taxes. A foreign tax credit may not exceed the U.S. federal income tax otherwise payable with respect to the foreign source income. For this purpose, each shareholder must treat as foreign source gross income (i) his proportionate share of foreign taxes paid by the Fund and (ii) the portion of any dividend paid by the Fund which represents income derived from foreign sources; the gain from the sale of securities will generally be treated as U.S. source income. This foreign tax credit limitation is, with certain exceptions, applied separately to separate categories of income; dividends from the Fund will be treated as "passive" or "financial services" income for this purpose. The effect of this limitation may be to prevent from claiming as a credit the full amount of their pro rata share of the Fund's foreign income taxes. In addition, shareholders are not eligible to claim a foreign tax credit with respect to foreign income taxes paid by the Fund unless certain holding period requirements are met.

     Each Fund may be required by Federal law to withhold and remit to the U.S. Treasury 31% of taxable dividends, if any, and capital gain distributions paid to any shareholder, and the proceeds of redemption or the values of any exchanges of shares of a Fund, if such shareholder (1) fails to furnish the Trust with a correct tax identification number, (2) under-reports dividend or interest income, or (3) fails to certify to the Fund that he or she is not subject to such withholding. An individual's taxpayer identification number is his or her Social Security Number.

     Information set forth in the Prospectus and this Statement of Additional Information which relates to Federal taxation is only a summary of some of the important Federal tax considerations generally affecting purchasers of shares of a Fund. No attempt has been made to present a detailed explanation of the Federal income tax treatment of a Fund or its shareholders and this discussion is not intended as a substitute for careful tax planning. Accordingly, you are urged to consult your tax adviser with specific reference to your own tax situation. In addition, the tax discussion in the Prospectus and this Statement of Additional Information is based on tax laws and regulations which are in effect on the date of the Prospectus and this Statement of Additional Information; such laws and regulations may be changed by legislative or administrative action.

                            PERFORMANCE INFORMATION
                            -----------------------


     From time to time, each Fund may advertise its total return. These figures will be based on historical performance and are not intended to indicate future performance. No representation can be made regarding future returns.

     The "total return" or "average annual total return" of a Fund reflects the change in the value of an investment in a Fund over a stated period of time. Total returns and average annual returns measure both the net investment income from and any realized or unrealized appreciation or depreciation of a Fund's holdings for a stated period and assume that the entire investment is redeemed at the end of each period and the reinvestment of all dividends and capital gain distributions.



Calculation of Total Return

         Each quotation of average annual total return will be computed by finding the average annual compounded rate of return over that period which would equate the value of an initial amount of $1,000 invested in a Fund equal to the ending redeemable value, according to the following formula:

                                 P(T + 1)n = ERV

     Where: P = a hypothetical initial payment of $1,000, T = average annual total return, n = number of years, and ERV = ending redeemable value of a hypothetical $1,000 payment at the beginning of the period at the end of the period for which average annual total return is being calculated assuming a complete redemption. The calculation of average annual total return assumes the deduction of the maximum sales charge, if any, from the initial investment of $1,000, assumes the reinvestment of all dividends and distributions at the price stated in the then effective Prospectus on the reinvestment dates during the period and includes all recurring fees that are charged to all shareholder accounts assuming such Fund's average account size.

     Each quotation of average annual total return after taxes on distributions will be computed by finding the average annual compounded rates of return over that period which would equate the value of an initial amount of $1,000 invested in a Fund equal to the ending redeemable value, according to the following formula:

                                  P(1+T)n=ATVD

     Where: P= a hypothetical initial payment of $1,000, T = average annual total return (after taxes on distributions), n = number of years, and ATVD = ending value at the end of the period of the hypothetical $1,000 payment at the beginning of the applicable period, after taxes on fund distributions but not after taxes on redemption. The calculation of average annual total return after taxes on distributions assumes that dividends and distributions, less the taxes due on such distributions, are reinvested at the price stated in the prospectus (including any applicable sales load) on the reinvestment dates during the period.

     Each quotation of average annual total return after taxes on distributions and redemption will be computed by finding the average annual compounded rates of return for the period which would equate the value of an initial amount of $1,000 invested in a Fund equal to the ending redeemable value, according to the following formula:

                                  P(1+T)n=ATVDR

     Where: P = a hypothetical initial payment of $1,000, T = average annual total return (after taxes on distributions and redemption), n = number of years, and ATVDR = ending value at the end of the period of the hypothetical $1,000 payment at the beginning of the applicable period, after taxes on fund distributions and redemption. The calculation of average annual total return after taxes on distributions and redemption assumes that dividends and distributions, less the taxes due on such distributions, are reinvested at the price stated in the prospectus (including any applicable sales load) on the reinvestment dates during the period.

     A Fund, however, may also advertise aggregate total return in addition to or in lieu of average annual total return. Aggregate total return is a measure of the change in value of an investment in a Fund over the relevant period and is calculated similarly to average annual total return except that the result is not annualized.


     For the following periods ended October 31, 2003, the average annual total returns for the Funds were as follows:



--------------------------------------------------------------------------------------------------------------------------------
                                                     EMERGING GROWTH FUND*
--------------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------- ---------------------- ----------------------- ------------------------
                                                                1 Year                  5 Year             Since Inception
                                                                ------                  ------             ----------------
-------------------------------------------------------- ---------------------- ----------------------- ------------------------
-------------------------------------------------------- ---------------------- ----------------------- ------------------------
Average Annual Total Return                                     28.61%                   N/A                     6.94%
-------------------------------------------------------- ---------------------- ----------------------- ------------------------
-------------------------------------------------------- ---------------------- ----------------------- ------------------------
Average Annual Total Return After Taxes on                                               N/A
Distributions                                                   28.61%                                           6.66%
-------------------------------------------------------- ---------------------- ----------------------- ------------------------
-------------------------------------------------------- ---------------------- ----------------------- ------------------------
Average Annual Total Return After Taxes on                                               N/A
Distributions and Redemptions                                   17.43%                                           5.63%
-------------------------------------------------------- ---------------------- ----------------------- ------------------------
--------------------------------------------------------------------------------------------------------------------------------
                                                  INTERNATIONAL EQUITY FUND*
--------------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------- ---------------------- ----------------------- ------------------------
                                                                1 Year                 5 Year               Since Inception
                                                                ------                 -------              ---------------
-------------------------------------------------------- ---------------------- ----------------------- ------------------------
-------------------------------------------------------- ---------------------- ----------------------- ------------------------
Average Annual Total Return                                     20.12%                   N/A                    -2.29%
-------------------------------------------------------- ---------------------- ----------------------- ------------------------
-------------------------------------------------------- ---------------------- ----------------------- ------------------------
Average Annual Total Return After Taxes on                                               N/A
Distributions                                                   19.99%                                          -2.41%
-------------------------------------------------------- ---------------------- ----------------------- ------------------------
-------------------------------------------------------- ---------------------- ----------------------- ------------------------
Average Annual Total Return After Taxes on                                               N/A
Distributions and Redemptions                                   12.24%                                          -1.85%
-------------------------------------------------------- ---------------------- ----------------------- ------------------------




--------------------------------------------------------------------------------------------------------------------------------
                                                          GROWTH FUND
--------------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------- ---------------------- ----------------------- ------------------------
                                                                1 Year                  5 Year                 10 Year
                                                                ------                  ------                 --------
-------------------------------------------------------- ---------------------- ----------------------- ------------------------
-------------------------------------------------------- ---------------------- ----------------------- ------------------------
Average Annual Total Return                                     19.38%                  -9.28%                   1.25%
-------------------------------------------------------- ---------------------- ----------------------- ------------------------
-------------------------------------------------------- ---------------------- ----------------------- ------------------------
Average Annual Total Return After Taxes on
Distributions                                                   19.38%                 -10.24%                   0.13%
-------------------------------------------------------- ---------------------- ----------------------- ------------------------
-------------------------------------------------------- ---------------------- ----------------------- ------------------------
Average Annual Total Return After Taxes on
Distributions and Redemptions                                   11.80%                  -6.63%
-------------------------------------------------------- ---------------------- ----------------------- ------------------------
--------------------------------------------------------------------------------------------------------------------------------
                                                    GROWTH AND INCOME FUND
--------------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------- ---------------------- ----------------------- ------------------------
                                                                1 Year                  5 Year                 10 Year
                                                                ------                  ------                 --------
-------------------------------------------------------- ---------------------- ----------------------- ------------------------
-------------------------------------------------------- ---------------------- ----------------------- ------------------------
Average Annual Total Return                                     19.46%                  -2.20%                   5.74%
-------------------------------------------------------- ---------------------- ----------------------- ------------------------
-------------------------------------------------------- ---------------------- ----------------------- ------------------------
Average Annual Total Return After Taxes on
Distributions                                                   19.37%                  -3.37%                   4.45%
-------------------------------------------------------- ---------------------- ----------------------- ------------------------
-------------------------------------------------------- ---------------------- ----------------------- ------------------------
Average Annual Total Return After Taxes on
Distributions and Redemptions                                   11.84%                  -1.74%                   4.61%
-------------------------------------------------------- ---------------------- ----------------------- ------------------------
         * Funds commenced operations on July 1, 1999.



     The performance figures above reflect Roulston & Company's fee waivers and expense reimbursements. Absent such fee waivers and expense reimbursements, the yield and total returns of the Funds would have been lower.

     At any time in the future, yields and total return may be higher or lower than past yields and total return and there can be no assurance that any historical results will continue. Investors in the Funds are specifically advised that share prices, expressed as the net asset values per share, will vary just as yields and total return will vary.

Performance Comparisons

     The performance of a Fund may periodically be compared with that of other mutual funds or broad groups of comparable mutual funds tracked by mutual fund rating services (such as Lipper Analytical Services, Inc.) and financial and business publications and periodicals. In addition, a Fund's performance may be compared with unmanaged indices of various investments for which reliable performance data is available. These may assume investment of dividends but generally do not reflect deductions for administrative and management costs. The performance of a Fund may also be compared in various publications to averages, performance rankings or other information prepared by recognized mutual fund statistical services. A Fund may quote Morningstar, Inc., a service that ranks mutual funds on the basis of risk-adjusted performance, or Ibbotson Associates of Chicago, Illinois, which provides historical returns of the capital markets in the United States. A Fund may use the long-term performance of these capital markets to demonstrate general long-term risk versus reward scenarios and could include the value of a hypothetical investment in any of the capital markets.

     A Fund may also quote financial and business publications and periodicals, such as SMART MONEY, as they relate to Trust management, investment philosophy, and investment techniques. A Fund may also quote from time to time various measures of volatility and benchmark correlations in advertising and may compare these measures with those of other mutual funds. Measures of volatility attempt to compare historical share price fluctuations or total returns to a benchmark while measures of benchmark correlation indicate how valid a comparative benchmark might be. Measures of volatility and correlation are calculated using averages of historical data and cannot be calculated precisely.

                         SHARES OF BENEFICIAL INTEREST
                         -----------------------------

Description of Shares

     The Trust's Declaration of Trust authorizes the Board of Trustees to issue an unlimited number of shares, which are units of beneficial interest, without par value. The Trust presently has five series of shares, which represent interests in the Funds. The Trust's Declaration of Trust authorizes the Board of Trustees to divide or redivide any unissued shares of the Trust into one or more additional series by setting or changing in any one or more respects their respective preferences, conversion or other rights, voting power, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemption.

     Shares have no subscription or preemptive rights and only such conversion or exchange rights as the Board of Trustees may grant in its discretion. When issued for payment as described in the Prospectus and this Statement of Additional Information, a Fund's shares will be fully paid and non-assessable. In the event of a liquidation or dissolution of the Trust, shareholders of a Fund are entitled to receive the assets available for distribution belonging to that Fund, and a proportionate distribution, based upon the relative asset values of the respective Fund, of any general assets not belonging to any particular Fund which are available for distribution. As used in the Prospectus and in this Statement of Additional Information, "assets belonging to a Fund" means the consideration received by a Fund upon the issuance or sale of shares in that Fund, together with all income, earnings, profits, and proceeds derived from the investment thereof, including any proceeds from the sale, exchange, or liquidation of such investments, and any funds or amounts derived from any reinvestment of such proceeds, and any general asset of the Trust not readily identified as belonging to a particular Fund that is allocated to the Fund by the Board of Trustees. The Board of Trustees may allocate such general assets in any manner it deems fair and equitable. Determinations by the Board of Trustees as to the timing of the allocation of general liabilities and expenses and as to the timing and allocable portion of any general assets with respect to the Funds are conclusive.

Voting Rights

     Shareholders are entitled to one vote for each dollar of value invested and a proportionate fractional vote for any fraction of a dollar invested, and will vote in the aggregate with other shareholders of the Trust and not by Fund except as otherwise expressly required by law. However, shareholders of a Fund will vote as a portfolio, and not in the aggregate with other shareholders of the Trust, for purposes of approval of amendments to that Fund's investment advisory agreement or any of that Fund's fundamental policies.

     The Trust does not expect to have an annual or special meeting of shareholders except, under certain circumstances, when the Declaration of Trust, the 1940 Act or other authority requires such a meeting, such as the election or removal of trustees or certain amendments to the Declaration of Trust or the investment advisory agreement.

     The Trust has represented to the SEC that the Board of Trustees will call a special meeting of shareholders for purposes of considering the removal of one or more trustees upon written request thereof from shareholders holding not less than 10% of the outstanding votes of the Trust and that the Trust will assist in communications with other shareholders as required by Section 16(c) of the 1940 Act. At such meeting, a quorum of shareholders (constituting a majority of votes attributable to all outstanding shares of the Trust), by majority vote, has the power to remove one or more trustee.

     A "vote of a majority of the outstanding shares" of a Fund means the affirmative vote, at a meeting of shareholders duly called, of the lesser of (a) 67% or more of the votes of shareholders of that Fund present at a meeting at which the holders of more than 50% of the votes attributable to shareholders of record of that Fund are represented in person or by proxy, or (b) the holders of more than 50% of the outstanding votes of shareholders of that Fund.

     Rule 18f-2 under the 1940 Act provides that any matter required to be submitted to the holders of the outstanding voting securities of an investment company such as the Trust shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each series affected by the matter. For purposes of determining whether the approval of a majority of the outstanding shares of a series will be required in connection with a matter, a series will be deemed to be affected by a matter unless it is clear that the interests of each series in the matter are identical, or that the matter does not affect any interest of the series. Under Rule 18f-2, the approval of any amendment to the Advisory Agreement or any change in investment policy submitted to shareholders would be effectively acted upon with respect to a series only if approved by a majority of the outstanding shares of such series. However, Rule 18f-2 also provides that the ratification of independent public accountants, the approval of principal underwriting contracts, and the election of trustees may be effectively acted upon by shareholders of the Trust voting without regard to series.


                             PROXY VOTING POLICIES
                             ---------------------

     The proxy voting policies of the Funds and Roulston & Company are attached hereto as Appendix A.

                              FINANCIAL STATEMENTS
                              --------------------


     The financial statements and independent auditors' report required to be included in the Statement of Additional Information are hereby incorporated by reference to the Funds' Annual Report to the shareholders for the period ended October 31, 2003. The Trust will provide the Annual Report without charge upon written request or request by telephone.

                                   APPENDIX A

                             PROXY VOTING GUIDELINES

         1.   AUDITORS:

     Vote FOR proposals to ratify auditors, unless any of the following apply:

          o An auditor has a financial interest in or association with the company, and is therefore not independent
          o    Fees for non-audit services are excessive, or
          o There is reason to believe that the independent auditor has rendered an opinion, which is neither accurate nor indicative of the company's financial position.

         2.   BOARD OF DIRECTORS:

               Voting on Director Nominees in Uncontested Elections
               Votes  on  director  nominees  should  be made on a  case-by-case basis, examining the following factors: independence of the board and key board committees, attendance at board meetings, corporate governance provisions and takeover activity, long-term company performance, responsiveness to shareholder proposals, any egregious board actions, and any excessive non-audit fees or other potential auditor conflicts.

               Classification/Declassification of the Board
               Vote AGAINST proposals to classify the board. Vote FOR proposals to repeal classified boards and to elect all directors annually.

               Independent Chairman (Separate Chairman/CEO)
               Vote on a case-by-case basis shareholder proposals requiring that the positions of Chairman and CEO be held separately. Because some companies have governance structures in place that counterbalance a combined position, certain factors should be taken into account in determining whether the proposal warrants support. These factors include the presence of a lead director, board and committee independence, governance guidelines, company performance, and annual review by outside directors of CEO pay.

               Majority of Independent Directors/Establishment of Committees Vote FOR shareholder proposals asking that a majority or more of directors be independent unless the board composition already meets the proposed threshold by the accepted definition of independence. Vote FOR shareholder proposals asking that board audit, compensation, and/or nominating committees be composed exclusively of independent directors if they currently do not meet that standard.

         3.   SHAREHOLDER RIGHTS:

               Shareholder Ability to Act by Written Consent
               Vote AGAINST proposals to restrict or prohibit shareholder ability to take action by written consent. Vote FOR proposals to allow or make easier shareholder action by written consent.

               Shareholder Ability to Call Special Meetings
               Vote AGAINST proposals to restrict or prohibit shareholder ability to call special meetings. Vote FOR proposals that remove restrictions on the right of shareholders to act independently of management.

               Supermajority Vote Requirements
               Vote AGAINST proposals to require a supermajority shareholder vote. Vote FOR proposals to lower supermajority vote requirements.

               Cumulative Voting
               Vote AGAINST proposals to eliminate cumulative voting. Vote proposals to restore or permit cumulative voting on a case-by-case basis relative to the company's other governance provisions.

               Confidential Voting
               Vote FOR shareholder proposals requesting that corporations adopt confidential voting, use independent vote tabulators and use independent inspectors of election, as long as the proposal includes a provision for proxy contests as follows: In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents will not agree, the confidential voting policy is waived. Vote FOR management proposals to adopt confidential voting.

         4.   PROXY CONTESTS:

               Voting for Director Nominees in Contested Elections
               Votes in a contested election of directors must be evaluated on a case-by-case basis, considering the factors that include the long-term financial performance, management's track record, qualifications of director nominees (both slates), and an evaluation of what each side is offering shareholders.


               Reimbursing Proxy Solicitation Expenses
               Vote case-by-case. When in favor of dissident, recommend voting for reimbursing proxy solicitation expenses.

         5.   POISON PILLS:

               Vote FOR shareholder proposals that ask a company to submit its poison pill for shareholder ratification. Review on a case-by-case basis shareholder proposals to redeem a company's poison pill and management proposals to ratify a poison pill.

         6.   MERGERS AND CORPORATE RESTRUCTURINGS:

               Vote case-by-case on mergers and corporate  restructurings  based
          on  such  features  as  the  fairness  opinion,   pricing,   strategic
          rationale, and the negotiating process.

         7.   REINCORPORATION PROPOSALS:

               Proposals to change a company's state of incorporation should be evaluated on a case-by-case basis, giving consideration to both financial and corporate governance concerns, including the reasons for reincorporating, a comparison of the governance provisions, and a comparison of the jurisdictional laws. Vote FOR reincorporation when the economic factors outweigh any neutral or negative governance changes.

         8.   CAPITAL STRUCTURE:

               Common Stock Authorization
               Votes on proposals to increase the number of shares of common stock authorized for issuance are determined on a case-by-case basis. Vote AGAINST proposals at companies with dual-class capital structures to increase the number of authorized shares of the class of stock that has superior voting rights. Vote FOR proposals to approve increases beyond the allowable increase when a company's shares are in danger of being delisted or if a company's ability to continue to operate as a going concern is uncertain.

               Dual-class Stock
               Vote AGAINST proposals to create a new class of common stock with superior voting rights. Vote FOR proposals to create a new class of nonvoting or subvoting common stock if:

               o It is intended for financing purposes with minimal or no dilution to current shareholders
               o It is not designed to preserve the voting power of an insider or significant shareholder

         9.   EXECUTIVE AND DIRECTOR COMPENSATION:

               Votes with respect to compensation plans should be determined on a case-by-case basis. Methodology for reviewing compensation plans primarily focuses on the transfer of shareholder wealth (the dollar cost of pay plans to shareholders instead of simply focusing on voting power dilution). Vote AGAINST equity plans that explicitly permit repricing or where the company has a history of repricing without shareholder approval.

               Management Proposals Seeking Approval to Reprice Options
               Votes on management proposals seeking approval to reprice options are evaluated on a case-by-case basis giving consideration to the following:
                 o         Historic trading patterns
                 o         Rationale for the repricing
                 o         Value-for-value exchange
                 o         Option vesting
                 o         Term of the option
                 o         Exercise price
                 o         Participation

               Employee Stock Purchase Plans
               Votes on employee stock purchase plans should be determined on a case-by-case basis. Vote FOR employee stock purchase plans where all of the following apply:

               o    Purchase price is at least 85 percent of fair market value
               o    Offering period is 27 months or less, and
               o Potential voting power dilution (VPD) is ten percent or less.

               Vote AGAINST employee stock purchase plans where any of the opposite conditions obtain.

               Shareholder Proposals on Compensation
               Vote on a case-by-case basis for all other shareholder proposals regarding executive and director pay, taking into account company performance, pay level versus peers, pay level versus industry, and long term corporate outlook.

         10.   SOCIAL AND ENVIRONMENTAL ISSUES:

               These issues cover a wide range of topics, including consumer and public safety, environment and energy, general corporate issues, labor standards and human rights, military business, and workplace diversity.

               In general, vote case-by-case. While a wide variety of factors goes into each analysis, the overall principal guiding all vote recommendations focuses on how the proposal will enhance the economic value of the company.

               If you have any questions about these guidelines, or if you are interested in obtaining information on how a proxy was voted on your behalf, please contact us at:

                         Fairport Asset Management, LLC
                               Compliance Officer
                               3636 Euclid, Avenue
                              Cleveland, Ohio 44115
                                 (216) 431-3000


July 1, 2003

                                 FAIRPORT FUNDS

                               Proxy Voting Policy



     At  the  Fairport   Funds,   we   understand   that  it  is  our  important
responsibility to serve as a fiduciary voice on behalf of all of our shareholders in the proxy voting process. As a result, the Fairport Funds Board of Trustees have reviewed and adopted the guidelines established below (Attached Appendix A) as well as those procedures established within this Proxy Voting
Policy:


1. The Fairport Funds defer to and rely on the Funds' investment adviser (the "Adviser") to make decisions on casting proxy votes. The officers of the Fairport Funds are responsible to monitor the Adviser's adherence to both the spirit of the guidelines established in Appendix A and to ensure that the proxy voting process remains, above all, in the best interest of the shareholders of the Fairport Funds.
2. The Adviser must present to the Board any instances where a vote presents a potential conflict of interest between the Adviser or an affiliate of the Adviser, and the shareholders of the Fairport Funds. In the case of a conflict, the Board will review the recommended vote presented by the Adviser for appropriateness prior to authorizing execution or recommending changes to the Adviser. When the Board is required to make a proxy voting decision, only the Board members without a conflict of interest with regard to the security in question or the matter to voted upon shall be permitted to participate in the decision of how the Fund's vote will be cast.
3. Changes to the Adviser's Proxy Voting Guidelines established in conjunction with the third-party service provider, ISS, must be reviewed and approved by the Board prior to any vote that effects shareholders of the Fairport Funds.
4. A copy of this Proxy Voting Policy will be available, without charge, through the Fairport Funds website at www.fairportfunds.com or, upon request, by calling the Funds' toll-free telephone number at (800) 332-6459. The Funds will send a copy of this Proxy Voting Policy within three business days of receipt of a request, by first-class mail or other means designed to ensure equally prompt delivery.

                       STATEMENT OF ADDITIONAL INFORMATION

                       FAIRPORT GOVERNMENT SECURITIES FUND



                                 A FAIRPORT FUND

                               Investment Adviser:
                            ROULSTON & COMPANY, INC.



     This Statement of Additional Information is not a prospectus and relates to Fairport Government Securities Fund (the "Fund") a series of Fairport Funds (the "Trust").

     This Statement of Additional Information is not a Prospectus but is intended to provide additional information regarding the activities and operations of the Fund and the Trust and should be read in conjunction with the Fund's Prospectus dated March 1, 2004. The Prospectus may be obtained without charge through the Fund's Distributor, Roulston Research Corp., 3636 Euclid Avenue, Suite 3000, Cleveland, Ohio 44115 (the "Distributor") by calling 1-800-332-6459.

     The Fund's most recent Annual Report to Shareholders is a separate document that is incorporated by reference into this Statement of Additional Information. The Fund's Annual and Semi-Annual Reports to Shareholders are also available without charge by calling the Distributor at 1-800-332-6459.



                                  March 1, 2004

                                TABLE OF CONTENTS





THE TRUST.....................................................................3

INFORMATION ON PERMITTED INVESTMENTS AND RELATED RISK FACTORS.................3

INVESTMENT LIMITATIONS OF THE FUND...........................................15

MANAGEMENT OF THE TRUST......................................................17

PRINCIPAL HOLDERS OF SECURITIES..............................................22

INVESTMENT ADVISORY AND OTHER SERVICES.......................................22

PORTFOLIO TRANSACTIONS AND BROKERAGE COMMISSIONS.............................27

NET ASSET VALUE..............................................................28

ADDITIONAL PURCHASE AND REDEMPTION INFORMATION...............................29

TAXES........................................................................30

PERFORMANCE INFORMATION......................................................31

SHARES OF BENEFICIAL INTEREST................................................34

PROXY VOTING POLICIES........................................................35

FINANCIAL STATEMENTS.........................................................35

                                    THE TRUST

     FAIRPORT FUNDS (the "Trust") is an open-end management investment company established under Ohio law as an Ohio business trust under a Declaration of Trust dated September 16, 1994. In March 1996, the Trust changed its name from "The Roulston Family of Funds" to "Fairport Funds." As of July 1, 1999, the Trust changed its name to "Roulston Funds," and then back to "Fairport Funds" as of February 14, 2002. The Fund is classified as diversified, meaning that, with respect to 75% of its total assets, it does not invest more than 5% of its assets in the securities of any single issuer (other than securities issued by the U.S. Government or its agencies or instrumentalities).

     On April 28, 1995, pursuant to an Agreement and Plan of Reorganization and Liquidation with The Advisors' Inner Circle Fund, a Massachusetts business trust ("Advisors"), the Fund acquired all of the assets of the Roulston Government Securities Fund of Advisors (the "Acquired Fund"), in exchange for the assumption of the Acquired Fund's liabilities and a number of full and fractional shares of the Fund of the Trust having an aggregate net asset value equal to the Acquired Fund's net assets (the "Reorganization"). The performance and financial information included in this Statement of Additional Information relates to both the operations of the Acquired Fund prior to the Reorganization and to the Fund of the Trust since the Reorganization. For accounting and advertising information purposes, the Acquired Fund was considered to be the survivor of the Reorganization.

     Much of the information contained in this Statement of Additional Information expands upon subjects discussed in the Prospectus of the Fund.
Capitalized terms not defined herein are defined in the Prospectus. No investment in shares of a Fund should be made without first reading the Prospectus.

                      INFORMATION ON PERMITTED INVESTMENTS
                            AND RELATED RISK FACTORS

Bankers' Acceptances

     Bankers' acceptances are negotiable bills of exchange or time drafts drawn on and accepted by a commercial bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Bankers' acceptances are used by corporations to finance the shipment and storage goods and to furnish dollar exchanges. Maturities are generally six months or less. The Fund is permitted to invest in bankers' acceptances.

Certificates of Deposit

     A certificate of deposit is a negotiable interest bearing instrument with a specific maturity. Certificates of deposit are issued by U.S. commercial banks and savings and loan institutions in exchange for the deposit of funds and normally can be traded in the secondary market prior to maturity. Certificates of deposit generally carry penalties for early withdrawal. The Fund is permitted to invest in certificates of deposit.

Commercial Paper

     Commercial paper is unsecured short-term promissory notes issued by corporations and other entities. Maturities on these notes typically vary from a few days to nine months. The Fund may invest in commercial paper.

Time Deposits

     A time deposit is a non-negotiable receipt issued by a bank in exchange for the deposit of funds. Like a certificate of deposit, it earns a specified rate of interest over a definite period of time; however, it cannot be traded in the secondary market. Time deposits in excess of seven days with a withdrawal penalty are considered to be illiquid securities; the Fund will not invest more than 15% of its net assets in illiquid securities, including such time deposits. The Fund is permitted to invest in time deposits.

U.S. Government Securities

     U.S. Government Securities are securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities. Securities issued directly by the U.S. Government consist of bills, notes and bonds issued by the U.S. Treasury, including U.S. Treasury inflation index-linked securities and separately traded interest and principal component parts of such securities that are transferable only through the Federal Reserve's book entry system known as Separately Traded Registered Interest and Principal Securities ("STRIPs"). Agencies and instrumentalities of the U.S. Government include the Government National Mortgage Association ("GNMA"), the Federal National Mortgage Association ("FNMA"), the Student Loan Marketing Association ("SLMA"), and the Federal Home Loan Mortgage Corporation ("FHLMC"). Obligations of agencies such as GNMA are backed by the full faith and credit of the U.S. Government. Others, such as the obligations of FNMA, are not backed by the full faith and credit of the U.S. Government but are supported by the right of the issuer to borrow from the U.S. Treasury; others, such as those of SLMA, are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; and still others, such as the Federal Farm Credit Banks, are supported only by the credit of the agency. No assurance can be given that the U.S. Government would provide financial assistance to U.S. Government-sponsored agencies or instrumentalities if it is not obligated to do so by law. The Fund invests primarily in U.S. Government securities. The Fund also intends to invest in discount U.S. Government agency notes with an overnight maturity for purposes of short-term cash management and temporary defensive positions.

     STRIPS are sold as zero coupon securities; that is, the component parts of fixed income securities that have been stripped of their unmatured interest coupons. Zero coupon securities are sold at a (usually substantial) discount and redeemed at face value at their maturity date without interim cash payments of interest or principal. The amount of this discount is accreted over the life of the security, and the accretion constitutes the income earned on the security for both accounting and tax purposes. Because of these features, the market prices of zero coupon securities are generally more volatile than the market prices of securities that have a similar maturity but pay interest periodically. Zero coupon securities are likely to respond to a greater degree to interest rate changes than are non-zero coupon securities with similar maturity and credit qualities. The Fund intends to invest in STRIPs that are only traded through the U.S. Government-sponsored program.

     Roulston & Company will purchase only those STRIPs that it determines are liquid or, if illiquid, do not violate the Fund's investment policy concerning investments in illiquid securities.

Corporate Debt Securities

     The Fund's investments in these securities are limited to U.S. dollar-denominated instruments. Generally, the Fund will only invest in corporate obligations rated within the four highest rating categories by a nationally recognized rating agency such as Standard & Poor's Rating Group or Moody's Investor Services ("rating agency"). However, the Fund may also invest up to 5% of its total assets in corporate obligations rated "B" or "BB" by such rating agencies. For a description of such rating categories, see the Appendix to this Statement of Additional Information.

     Securities which are rated in the fourth highest rating category by a rating agency (e.g., BBB or Baa) are considered to be "medium grade" securities. Medium grade securities, although deemed to be investment grade, have speculative characteristics and may be subject to greater fluctuations in value than higher-rated securities. In addition, the issuers of medium grade securities may be more vulnerable to adverse economic conditions or changing circumstances than issuers of higher-rated securities.

     Securities that are rated "BB" or "B" are commonly known as "high yield" or "junk" bonds. Such securities will usually have higher yields than higher rated securities. However, there is more risk associated with these investments. This is because of reduced creditworthiness and increased risk of default. Under rating agency guidelines, such lower rated securities will likely have some quality and protective characteristics that are outweighed by large uncertainties or major risk exposures to adverse conditions. Lower rated securities are considered to have extremely poor prospects of ever attaining any real investment standing, to have a current identifiable vulnerability to default, and to be unlikely to have the capacity to make required interest payments and repay principal when due in the event of adverse business, financial or economic conditions. The foregoing factors may, under certain circumstances, reduce the value of securities held by the Fund and thus affect the value of the Fund's shares.

     After purchase by the Fund, a security may cease to be rated or its rating may be reduced below the minimum required for investment by the Fund. Neither event will require a sale of such security by the Fund. However, the portfolio manager will consider such event in his determination of whether the Fund should continue to hold the security. To the extent the ratings given by a rating agency may change as a result of changes in such organization's rating systems, the Fund will attempt to use comparable ratings as standards for investments in accordance with the investment policies contained in the Prospectus and in this Statement of Additional Information.

Mortgage-Backed Securities

     The Fund is permitted to invest in mortgage-backed securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities or by non-governmental entities which are rated, at the time of purchase, within the four highest rating categories by one or more rating agency. Due to scheduled and unscheduled principal payments on the underlying obligations, such securities have a shorter average maturity and, therefore, less principal volatility than a bond with a comparable maturity. Since prepayment rates vary widely, it is not possible to accurately predict the average maturity of a particular pool of mortgages. The scheduled monthly interest and principal payments relating to mortgages in the pool will be "passed through" to investors. Such mortgage-backed securities differ from conventional bonds in that principal is paid back to the certificate holders over the life of the loan rather than at maturity. As a result, there will be monthly scheduled payments of principal and interest. In addition, there may be unscheduled principal payments representing prepayments on the underlying mortgages. Early repayment of principal on mortgage pass-through securities arising from prepayments of principal on the underlying obligations (due to sale, refinancing, or foreclosure of the underlying property, net of fees and costs which may be incurred) may expose the Fund to a lower rate of return upon reinvestment of such principal. Also, if a mortgage-related security subject to prepayment has been purchased at a premium (i.e., a price in excess of the principal amount) in the event of accelerated prepayments, the Fund may risk loss of principal because the premium may not have been fully amortized at the time the security was paid. The opposite is true for mortgage-backed securities purchased at a discount. Like other fixed-income securities, when interest rates rise, the value of mortgage-backed securities generally will decline; however, when interest rates decline, the value of mortgage-backed securities with prepayment features may not increase as much as other fixed-income securities. Prepayment rates will be used to determine a mortgage-backed security's estimated average life and the Fund's dollar-weighted average portfolio maturity.

1.   Government Issued Mortgage-Related Securities

     Securities issued or guaranteed by the U.S. Government or one of its agencies or instrumentalities are considered to be "mortgage-related securities" because they represent ownership in a pool of federally insured mortgage loans with maturities of up to 30 years. Although mortgage-related securities may offer yields higher than those available from other types of U.S. Government securities, such securities may be less effective than other types of securities as a means of "locking in" attractive long-term rates because of the prepayment feature.

2.   Private Issued Mortgage-Related Securities

     Mortgage pass-through securities created by non-governmental issuers (such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers) may be supported by various forms of insurance or guarantees issued by governmental entities as well as private entities.

3.   Collateralized Mortgage Obligations ("CMOs")

     CMOs are debt obligations collateralized by residential or commercial mortgage loans or residential or commercial mortgage pass-through securities. Interest and prepaid principal are generally paid monthly. CMOs may be collateralized by whole mortgage loans or private mortgage pass-through securities but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC or FNMA. The issuer of a series of CMOs may elect to be treated for tax purposes as a Real Estate Mortgage Investment Conduit ("REMIC"). All future references to CMOs shall also be deemed to include REMICs.

     CMOs are structured into multiple classes, each bearing a different stated maturity. Monthly payment of principal received from the pool of underlying mortgages, including prepayments, is first returned to investors holding the shortest maturity class. Investors holding the longer maturity classes usually receive principal only after shorter maturity classes have been retired. An investor may be partially protected against a sooner than desired return of principal because of the sequential payments.

     Certain issuers of CMOs are not considered investment companies pursuant to a rule adopted by the Securities and Exchange Commission ("SEC"), and the Fund may invest in the securities of such issuers without the limitations imposed by the Investment Company Act of 1940 (the "1940 Act") on investments by the Fund in other investment companies. In addition, in reliance on an earlier SEC interpretation, the Fund's investments in certain other qualifying CMOs, which cannot or do not rely on the rule, are also not subject to the limitation of the 1940 Act on acquiring interests in other investment companies. In order to be able to rely on the SEC's interpretation, issuers of these CMOs must be unmanaged, fixed asset issuers that (a) invest primarily in mortgage-backed securities, (b) do not issue redeemable securities, (c) operate under general exemptive orders exempting them from all provisions of the 1940 Act, and (d) are not registered or regulated under the 1940 Act as investment companies. To the extent that the Fund selects CMOs that cannot rely on the rule or do not meet the above requirements, the Fund's investments in such securities will be subject to the limitations described below with respect to its investments in other investment companies.

4.   Adjustable Rate Mortgage Securities

     Adjustable rate mortgage securities ("ARMs") are pass-through securities collateralized by mortgages with adjustable, rather than fixed rates of interest. ARMs eligible for inclusion in a mortgage pool generally provide for a fixed initial mortgage interest rate for either the first three, six, twelve, thirteen, thirty-six, or sixty scheduled monthly payments. Thereafter, the interest rates are subject to periodic adjustment based on changes to a designated benchmark index.

     The ARMs generally contain maximum and minimum rates beyond which the mortgage interest rate may not vary over the lifetime of the mortgage. In addition, certain ARMs provide for additional limitations on the maximum amount by which the mortgage interest may be adjusted for any single adjustment period. In the event that market rates of interest rise to levels above that of the ARM's maximum rate, the ARM's coupon may represent a below market rate of interest. In these circumstances, the market value of the ARM security will likely fall.

     Some ARMs contain limitations on changes in the required monthly payment. In the event that a monthly payment is not sufficient to pay the interest accruing on an ARM, any such excess interest is added to the principal balance of the mortgage loan, which is repaid through future monthly payments. If the monthly payment for such an instrument exceeds the sum of the interest accrued at the applicable mortgage interest rate and the principal payment required at such point to amortize the outstanding principal balance over the remaining term of the loan, the excess is then utilized to reduce the outstanding principal balance of the ARM.

Asset-Backed Securities

     The Fund is permitted to invest in asset-backed securities. Asset-backed securities have structural characteristics similar to mortgage-backed securities and a similar risk of prepayment. However, asset-backed securities involve certain risks that are not posed by mortgage-related securities, resulting mainly from the fact that asset-backed securities do not usually contain the benefit of a complete security interest in the related collateral. The underlying assets include assets such as motor vehicle installment sales contracts, other installment loan contracts and receivables from credit card and other revolving credit arrangements. For example, credit card receivables generally are unsecured and the debtors are entitled to the protection of a number of state and Federal consumer credit laws, some of which may reduce the ability of the Fund, as an investor, to obtain full payment in the event of default or insolvency. In the case of automobile receivables, due to various legal and economic factors, proceeds from repossessed collateral may not always be sufficient to support payments on these securities. The risks associated with asset-backed securities are often reduced by the addition of credit enhancements such as a letter of credit from a bank, excess collateral or a third-party guarantee. With respect to an asset-backed security arising from secured debt (such as automobile receivables), there is a risk that parties other than the originator and servicer of the loan may acquire a security interest superior to that of the security's holders.

Temporary Defensive Positions

     When the Fund takes a temporary defensive position, it may invest up to 100% of its assets as cash or money market instruments, including bankers' acceptances, certificates of deposit, high quality commercial paper, short-term U.S. Government securities (including discount agency notes), money market mutual funds and repurchase agreements.

Variable Amount Master Demand Notes

     Variable amount master demand notes, in which the Fund may invest, are unsecured demand notes that permit the indebtedness thereunder to vary and provide for periodic adjustments in the interest rate according to the terms of the instrument. Because master demand notes are direct lending arrangements between the Fund and the issuer, they are not normally traded. Although there is no secondary market in the notes, the Fund may demand payment of principal and accrued interest at any time within 30 days. While such notes are not typically rated by credit rating agencies, issuers of variable amount master demand notes (which are normally manufacturing, retail, financial and other business concerns), must be considered to be of comparable quality to the issuers of commercial paper that could be purchased for the Fund. Roulston & Company will consider the earning power, cash flow, and other liquidity ratios of the issuers of such notes and will continuously monitor their financial status and ability to meet payment on demand. In determining average weighted portfolio maturity, a variable amount master demand note will be deemed to have a maturity equal to the longer of the period of time remaining until the next interest rate adjustment or the period of time remaining until the principal amount can be recovered from the issuer through demand. In the event that the period of time remaining until the principal amount can be recovered under a variable master demand note exceeds seven days, the Fund will treat such note as illiquid for purposes of its limitations on investments in illiquid securities.


Variable and Floating Rate Securities

     The Fund may acquire variable and floating rate securities, subject to the Fund's investment objectives, policies and restrictions. A variable rate security is one whose terms provide for the adjustment of its interest rate on set dates and which, upon such adjustment, can reasonably be expected to have a market value that approximates its par value. A floating rate security is one whose terms provide for the adjustment of its interest rate whenever a specified interest rate changes and which, at any time, can reasonably be expected to have a market value that approximates its par value. The interest rates on these securities may be reset daily, weekly, quarterly or some other reset period. The Fund intends to invest in variable and floating rate securities whose market value upon reset of the interest rate will approximate par value because their interest rates will be tied to short-term rates. However, there is a risk that the current interest rate on such obligations may not accurately reflect existing market rates, and therefore that upon such interest rate reset, the instrument may decline in value.

     Such securities frequently are not rated by credit rating agencies; however, unrated variable and floating rate securities purchased by the Fund must be determined by Roulston & Company to be of comparable quality at the time of purchase to rated instruments eligible for purchase under that Fund's investment policies. In making such determinations, Roulston & Company will consider the earning power, cash flow and other liquidity ratios of the issuers of such notes (such issuers include governmental agencies, and financial, merchandising, bank holding and other companies) and will continuously monitor their financial condition. Although there may be no active secondary market with respect to a particular variable or floating rate security purchased by the Fund, the Fund may resell the note at any time to a third party. The absence of an active secondary market, however, could make it difficult for the Fund to dispose of a variable or floating rate security in the event the issuer of the note defaulted on its payment obligations and the Fund could, as a result or for other reasons, suffer a loss to the extent of the default. To the extent that the Fund is not entitled to receive the principal amount of a note within seven days and there is no established market for such security, such a security will be treated as an illiquid security for purposes of calculation of the 15% limitation on the Fund's investment in illiquid securities.

Section 4(2) Securities

     Section 4(2) securities are issued by corporations without registration under the Securities Act of 1933, as amended (the "1933 Act"), in reliance on an exemption from registration which is afforded by Section 4(2) of the 1933 Act.
Section 4(2) securities are restricted as to disposition under Federal securities laws, and generally are sold to institutional investors who agree that they are purchasing the securities for investment and not with a view to public distribution. Any resale must also generally be made in an exempt transaction. Section 4(2) securities are normally resold, if at all, to other institutional investors through or with the assistance of the issuer or investment dealers who facilitate the resale of such Section 4(2) securities, thus providing some liquidity.

     Pursuant to procedures adopted by the Board of Trustees, Roulston & Company may determine Section 4(2) securities to be liquid if such securities are eligible for resale under Rule 144A of the 1933 Act and are readily saleable. Rule 144A permits the Fund to purchase securities which have been privately placed and resell securities to certain qualified institutional buyers without restriction. For purposes of determining whether a Rule 144A security is readily saleable, and therefore liquid, Roulston & Company must consider, among other things, the frequency of trades and quotes for the security, the number of dealers willing to purchase or sell the security and the number of potential purchasers, dealer undertakings to make a market in the security, and the nature of the security and marketplace trades of such security. However, investing in Rule 144A securities, even if such securities are initially determined to be liquid, could have the effect of increasing the level of the Fund's illiquidity to the extent that qualified institutional buyers become, for a time, uninterested in purchasing these securities. The Fund may each invest in restricted, or Section 4(2), securities.

Repurchase Agreements

     Securities held by the Fund may be subject to repurchase agreements. Under the terms of a repurchase agreement, the Fund would acquire securities from member banks of the Federal Reserve System and registered broker-dealers which Roulston & Company deems creditworthy, subject to the seller's agreement to repurchase such securities at a mutually agreed-upon date and price. The repurchase price would generally equal the price paid by the Fund plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying portfolio securities. The seller under a repurchase agreement will be required to maintain at all times the value of collateral held pursuant to the agreement at not less than 102% of the repurchase price (including accrued interest). If the seller were to default on its repurchase obligation or become insolvent, the Fund would suffer a loss to the extent that the proceeds from a sale of the underlying portfolio securities were less than the repurchase price under the agreement, or to the extent that the disposition of such securities by the Fund were delayed pending court action. Additionally, there is no controlling legal precedent confirming that the Fund would be entitled, as against a claim by such seller or its receiver or trustee in bankruptcy, to retain the underlying securities, although the Board of Trustees believes that, under the regular procedures normally in effect for custody of the Fund's securities subject to repurchase agreements and under Federal laws, a court of competent jurisdiction would rule in favor of the Trust if presented with the question. Securities subject to repurchase agreements will be held by the Trust's Custodian or another qualified custodian or in the Federal Reserve/Treasury book-entry system. Repurchase agreements are considered to be loans by the Fund under the 1940 Act.

Foreign Investment

     Investment in foreign securities is subject to special investment risks that differ in some respects from those related to investments in securities of U.S. domestic issuers. Since investments in the securities of foreign issuers may involve currencies of foreign countries, and the Fund may hold securities denominated in a foreign currency and may directly hold foreign currencies, the Fund may be affected favorably or unfavorably by changes in currency rates and in exchange control regulations, if any, and may incur costs in connection with conversions between various currencies. In addition, with respect to certain foreign countries, there is the possibility of exchange control restrictions, expropriation or confiscatory taxation, and political, economic or social instability, which could affect investments in those countries. Foreign securities, such as those purchased by the Fund, may be subject to foreign government taxes, higher custodian fees, higher brokerage costs and dividend collection fees which could reduce the yield on such securities.

     Since foreign companies are not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to U.S. companies, there may be less publicly available information about a foreign company than about a U.S. company. Securities of many foreign companies are less liquid and more volatile than securities of comparable U.S. companies. From time to time, foreign securities may be difficult to liquidate rapidly without adverse price effects.

     In addition, with respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments which could affect the Fund's investments in those countries. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.

     The Fund may invest in U.S. dollar denominated securities issued or guaranteed by supranational entities, foreign governments, their political subdivisions, agencies or instrumentalities. The Fund will acquire such securities only when Roulston & Company believes the risks associated with such investments are minimal.

Options Trading

     The Fund may purchase put and call options for various securities and securities indices that are traded on national securities exchanges, from time to time, as Roulston & Company deems appropriate. The Fund may also engage in writing (i.e., selling) put and call options from time to time as Roulston & Company deems appropriate. The Fund will write only call options that are covered (options on securities owned by that Fund). A call option gives the purchaser of the option the right to buy, and the writer has the obligation to sell, the underlying security at the stated exercise price at any time prior to the expiration of the option, regardless of the market price of the security. A put option gives the purchaser the right to sell, and the writer the obligation to buy, the underlying security at the stated exercise price at any time prior to the expiration date of the option, regardless of the market price of the security. The premium paid to the writer is consideration for undertaking the obligations under the option contract. Put and call options purchased by the Fund will be valued at the last sale price, or in the absence of such a price, at the mean between bid and asked price.

     The Fund may purchase and sell options on fixed income securities and fixed income securities indices. Options are generally used only for hedging purposes and to gain exposure to securities or types of securities without purchasing the securities directly.

     When the Fund writes an option, an amount equal to the net premium (the premium less the commission) received by a Fund is included in the liability section of a Fund's statement of assets and liabilities as a deferred credit. The amount of the deferred credit will be subsequently marked-to-market to reflect the current value of the option written. The current value of the traded option is the last sale price or, in the absence of a sale, the average of the closing bid and asked prices. If an option expires on the stipulated expiration date or if the Fund enters into a closing purchase transaction, it will realize a gain (or a loss if the cost of a closing purchase transaction exceeds the net premium received when the option is sold) and the deferred credit related to such option will be eliminated. If a call option is exercised, the Fund may deliver the underlying security in the open market. In either event, the proceeds of the sale will be increased by the net premium originally received and the Fund will realize a gain or loss. In addition, when a Fund writes a covered call option and such option is exercised, the Fund will forego the appreciation, if any, on the underlying security in excess of the exercise price. If a put option is exercised, the Fund will be obligated to purchase the security.

     In order to close out an option it has written, the Fund will enter into a "closing purchase transaction" -- the purchase of an option on the same security with the same exercise price and expiration date as the option which the Fund previously wrote on any particular securities. When a portfolio security subject to a call option is sold, the Fund which wrote the call will effect a closing purchase transaction to close out any existing call option on that security. There is no assurance of liquidity in the secondary market for purposes of closing out options positions. If that Fund is unable to effect a closing purchase transaction, it will not be able to sell the underlying security until the option expires or the Fund delivers the underlying security upon exercise. When the Fund writes a put option, it will set aside cash and/or appropriate liquid assets in a segregated custodial account as required by SEC rules.

     The Fund may purchase or write both OTC (over-the-counter) options and options traded on U.S. Exchanges. Exchange-traded options are issued by a clearing organization affiliated with the exchange on which the option is listed that, in effect, guarantees completion of every exchange-traded option transaction. OTC options are contracts between the Fund and the counterparty (usually a securities dealer or a bank) with no clearing organization guarantee. Thus, when the Fund purchases or writes an OTC option, it relies on the counterparty to make or take delivery of the underlying investment upon exercise of the option. Failure by the counterparty to do so would result in the loss of any premium paid by the Fund as well as the loss of any expected benefit of the transaction. Although the Fund will enter into OTC options only with counterparties that are expected to be capable of entering into closing transactions with the Fund, there is no assurance that the Fund will in fact be able to close out an OTC option at a favorable price prior to expiration. In the event of insolvency of the counterparty, the Fund might be unable to close out an OTC option position prior to its expiration. All or a portion of any assets used as cover for OTC options written by the Fund would be considered "illiquid" for purposes of the Fund's limitation on investments in illiquid securities, which is described below under "Non-fundamental Restrictions."

     When the Fund engages in option transactions, there are risks associated with such investment including the following: (i) the success of a hedging or other investment strategy may depend on the ability of Roulston & Company to predict movements in the prices of the individual securities, fluctuations in markets and movements in interest rates; (ii) there may be an imperfect correlation between the changes in market value of the securities held by a Fund and the prices of options; (iii) there may not be a liquid secondary market for options; and (iv) while the Fund will receive a premium when it writes covered call options, it may not participate fully in a rise in the market value of the underlying security.

     The Fund may also purchase or sell index options. Index options (or options on securities indices) are similar in many respects to options on securities except that an index option gives the holder the right to receive, upon exercise, cash instead of securities, if the closing level of the securities index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option.

Futures Trading

     The Fund may attempt to reduce the risk of investment in securities by hedging a portion of its portfolio through the use of certain futures transactions. In attempting to hedge, the Fund may purchase or sell contracts for the future delivery of the specific financial instruments or securities in which the Fund may invest, and contracts relating to indices based upon the types of securities in which the Fund may invest, and engage in related closing transactions. The Fund will use these instruments primarily as a hedge against changes resulting from market conditions in the values of securities held in its portfolio or which it intends to purchase. The Fund may also use future contracts to obtain exposure to such securities in lieu of owning such securities directly.

     When a futures contract is executed, each party deposits with a broker or in a segregated custodial account up to 5% or more of the contract amount, called the "initial margin," and during the term of the contract, the amount of the deposit is adjusted based on the current value of the futures contract by payments of variation margin to or from the broker or segregated account.

     During a market decline or when Roulston & Company anticipates a decline, the Fund may hedge a portion of its portfolio by selling futures contracts in order to limit exposure to the decline. This provides an alternative to liquidation of securities positions and the corresponding costs of such liquidation. Conversely, during a market advance or when Roulston & Company anticipates an advance, the Fund may hedge a portion of its portfolio by purchasing futures. This affords a hedge against a risk of not participating in a market advance at a time when it is not fully invested and serves as a temporary substitute for the purchase of individual securities which may later be purchased in a more advantageous manner.

     The Fund is permitted to engage in bona fide hedging transactions (as defined in the rules and regulations of the Commodity Futures Trading Commission) without any quantitative limitations. Futures which are not for bona fide hedging purposes may be used provided the total amount of the initial margin and any option premiums attributable to such positions does not exceed 5% of the Fund's liquidation value after taking into account unrealized profits and unrealized losses, and excluding any in-the-money option premiums paid. The Fund will not market, and are not marketing, themselves as a commodity pool or otherwise as a vehicle for trading in futures and related options. The Fund will segregate liquid assets such as cash, U.S. Government securities or other liquid securities to cover its positions in futures. In no event, however, will a Fund's use of futures contracts cause the Fund's exposure to futures contracts to exceed 5% of its total assets.

     There are several risks associated with the use of futures contracts as hedging techniques. A purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract. There can be no guarantee that there will be a correlation between price movements in the hedging vehicle and in the Fund's securities being hedged. In addition, there are significant differences between the securities and futures markets that could result in an imperfect correlation between the markets, causing a given hedge not to achieve its objectives. The degree of imperfection of correlation depends on circumstances such as variations in speculative market demand for futures, including technical influences in futures trading, and differences between the financial instruments being hedged and the instruments underlying the standard contracts available for trading in such respects as interest rate levels, maturities. and creditworthiness of issuers. A decision as to whether, when and how to hedge involves the exercise of skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected interest rate trends.

     Futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of the current trading session. Once the daily limit has been reached in a futures contract subject to the limit, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses.

     There can be no assurance that a liquid market will exist at a time when a Fund seeks to close out a futures contract, and the Fund would remain obligated to meet margin requirements until the position is closed. In addition, many of the contracts discussed above are relatively new instruments without a significant trading history. As a result, there can be no assurance that an active secondary market will develop or continue to exist.

When-Issued and Delayed-Delivery Securities

     The Fund may purchase securities on a "when-issued" or "delayed-delivery" basis (i.e., for delivery beyond the normal settlement date at a stated price and yield). These transactions involve the purchase of securities subject to settlement and delivery beyond the normal settlement date. The price and yield on these securities is fixed as of the purchase date, and no interest accrues to the Fund before settlement. These securities are therefore subject to market rise due to changes in interest rates, and/or market prices, and, although the purchase of securities on a when-issued basis is not considered leveraging, it has the effect of leveraging the Fund's assets.

     When the Fund agrees to purchase securities on a "when-issued" or "delayed-delivery" basis, the Fund's custodian will set aside in a separate account cash or liquid securities equal to the amount of the Fund's commitment. Normally, the custodian will set aside portfolio securities to satisfy the purchase commitment, and in such a case, the Fund may be required subsequently to place additional assets in the separate account in order to assure that the value of the account remains equal to the amount of the Fund's commitment. It may be expected that the Fund's net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash. In addition, because the Fund will set aside cash or liquid securities to satisfy its purchase commitments in the manner described above, the Fund's liquidity and the ability of Roulston & Company to manage it might be affected in the event its commitments to purchase "when-issued" or "delayed-delivery" securities ever exceeded 25% of the value of its assets. Under normal market conditions, however, the Fund's commitments to purchase "when-issued" or "delayed-delivery" securities will not exceed 25% of the value of its assets.

     The purchase of securities on a when-issued or delayed-delivery basis involves a risk of loss if the value of the security to be purchased declines prior to the settlement date or if the seller fails to complete the transaction and the Fund, as a result, misses a price or yield considered to be advantageous. The Fund will engage in "when-issued" or "delayed-delivery" transactions only for the purpose of acquiring portfolio securities consistent with the Fund's investment objectives and policies and not for investment leverage.

Investment Company Shares

     The Fund may invest in securities of other investment companies, including securities of money market mutual funds and unit investment trusts. The Fund intends to invest in the securities of other investment companies to the extent that Roulston & Company believes that such investment will assist the Fund in meeting its investment objective, to manage periodic investments by investors engaging in market-timing, or for cash management purposes. To the extent such investment companies pay management fees and other expenses, shareholders of the Fund would indirectly pay both Fund expenses and the expenses of underlying investment companies with respect to Fund assets invested therein. Applicable regulations prohibit a Fund from acquiring the securities of other investment companies if, as a result of such acquisition, a Fund, and all of the affiliated persons of the Fund, owns more than 3% of the total voting stock of the acquired investment company.

Portfolio Turnover

     The portfolio turnover rate for the Fund is calculated by dividing the lesser of the Fund's purchases or sales of portfolio securities for the year by the monthly average value of the portfolio securities. The calculation excludes all securities whose remaining maturities at the time of acquisition were one year or less.

     High rates of portfolio turnover (100% or more) entail certain costs, including possible increased taxable income for the Fund's shareholders and higher overall transaction costs. Roulston & Company takes these costs into account, since they affect the Fund's overall investment performance and reduce shareholders' return. The portfolio turnover rate for the Fund may vary greatly from year to year as well as within a particular year, and may also be affected by cash requirements for redemptions of Shares. Portfolio turnover will not be a limiting factor in making investment decisions.

Exchange Traded Funds

     The Fund may invest in various types of exchange traded funds ("ETFs") offering exposure to U.S. bond markets. ETFs own stocks included in a particular index and changes in the price of the ETFs (before deducting the ETFs' expenses) track the movement of the associated index relatively closely. To the extent the Fund invests in ETFs, shareholders of the Fund may be subject to duplicative management fees.

                       INVESTMENT LIMITATIONS OF THE FUND


     The investment objective of the Fund is a fundamental policy of the Fund and may not be amended by the Board of Trustees without shareholder approval.

     The investment limitations described immediately below are fundamental policies of the Fund. Fundamental investment objectives and policies cannot be changed without the "vote of a majority of the outstanding shares" of the Fund as that term is defined below under "SHARES OF BENEFICIAL INTEREST -- Voting Rights."

Fundamental Restrictions

         The Fund may not:


1. Purchase securities of any one issuer (except securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities and repurchase agreements involving such securities) if as a result more than 5% of the value of the total assets of the Fund would be invested in the securities of such issuer or the Fund would hold more than 10% of the outstanding voting securities of such issuer. This restriction applies to 75% of the Fund's total assets.

2. Purchase any securities which would cause 25% or more of the total assets of the Fund to be invested in the securities of one or more issuers conducting their principal business activities in the same industry; provided that this limitation does not apply to investments in obligations issued or guaranteed by the U.S. Government or its agencies and instrumentalities and repurchase agreements involving such securities. For purposes of this limitation, (i) utility companies will be divided according to their services; for example, gas distribution, gas transmission, electric and telephone will each be considered a separate industry, and (ii) financial service companies will be classified according to the end users of their services; for example, automobile finance, bank finance and diversified finance will each be considered a separate industry.

3. Borrow money or issue senior securities, except that the Fund may borrow from banks or enter into reverse repurchase agreements for temporary purposes in amounts not exceeding 10% of the value of its total assets and except as permitted by rule, regulation or order of the SEC. The Fund will not purchase securities while its borrowings (including reverse repurchase agreements) exceed 5% of its total assets.

4. Make loans, except that the Fund may purchase or hold debt instruments and make time deposits with financial institutions in accordance with its investment objectives and policies, and the Fund may enter into repurchase agreements and engage in securities lending.

5. Purchase or sell real estate (although investment in marketable securities of issuers which can invest in real estate or engage in such activities, securities backed or secured by interests in real estate, institutions that issue mortgages, or real estate investment trusts which deal in real estate or interests therein are not prohibited by this restriction);

6. Purchase securities on margin, except that the Fund may obtain short-term credit as necessary for the clearance of securities transactions and except as may be necessary to make margin payments in connection with derivative securities transactions;

7. Act as an underwriter of securities of other issuers except as it may be deemed an underwriter under Federal securities laws in selling a portfolio security; and

8. Purchase or sell commodities or commodities contracts (including future contracts), except to the extent disclosed in the then current Prospectus of the Fund.

Non-Fundamental Restrictions

     The  following   additional   investment   restrictions  of  the  Fund  are
non-fundamental and may be changed by the Board of Trustees without shareholder approval. The Fund may not:

1. Purchase or otherwise acquire any securities, if as a result, more than 15% of the Fund's net assets would be invested in securities that are illiquid;

2.   Engage in any short sales;

3. Pledge, mortgage or hypothecate assets in excess of one third of the Fund's total assets;

     If any percentage restriction or requirement described above is satisfied at the time of investment, a later increase or decrease in such percentage resulting from a change in asset value will not constitute a violation of such restriction or requirement. However, should a change in net asset value or other external events cause the Fund's investments in illiquid securities, including repurchase agreements with maturities in excess of seven days, to exceed the limit set forth above for the Fund's investment in illiquid securities, the Fund will act to cause the aggregate amount of such securities to come within such limit as soon as reasonably practicable. In such an event, however, the Fund would not be required to liquidate any portfolio securities where the Fund would suffer a loss on the sale of such securities.

     The Fund does not currently intend to enter into reverse repurchase agreements during the current fiscal year.

                             MANAGEMENT OF THE TRUST

Trustees and Officers of the Trust

     Overall responsibility for the management of the Trust and the Fund is vested in the Board of Trustees, who will manage the Trust in accordance with the laws of Ohio governing business trusts. Unless so required by the Trust's Declaration of Trust or By-Laws or by Ohio law, at any given time all of the Board of Trustees may not have been elected by the shareholders of the Trust.
Trustees may be removed by the Board of Trustees or shareholders in accordance with the provisions of the Declaration of Trust and By-Laws of the Trust and Ohio law. The Board of Trustees elects officers and contracts with and provides for the compensation of agents, consultants and other professionals to assist and advise it in the day-to-day operations of the Trust and the Fund.

     Certain information about each member of the Board of Trustees and the officers of the Trust is set forth below. Each may have held other positions with the named companies during that period. Each Trustee who is not an "interested person" of the Trust, as that term is defined in the 1940 Act, is considered an "Independent Trustee." Certain officers of the Trust also serve as Directors and/or officers of Roulston & Company or the Distributor.

================================ ============== ============== ============================ ============== =====================
                                                                                              Number of
                                                                                              Funds in
                                                   Term of                                      Fund
                                  Position(s)    Office* and                                  Complex**
                                   Held With      Length of      Principal Occupation(s)     Overseen by   Other Directorships
     Name, Address and Age         the Trust     Time Served     During Past Five Years        Trustee       Held by Trustee

================================ ============== ============== ============================ ============== =====================
Independent Trustees:
--------------------------------------------------------------------------------------------------------------------------------
Mark S. Biviano                     Trustee      Since 2001    Vice President and                 5                None
1795 W. Market Street                                          Executive Sales Director,
Akron, Ohio 44313                                              Rubber City Radio Group (a
Year of Birth - 1953                                           seven station radio
                                                               group), since November
                                                               1993.

-------------------------------- -------------- -------------- ---------------------------- -------------- ---------------------
-------------------------------- -------------- -------------- ---------------------------- -------------- ---------------------
David B. Gale                       Trustee      Since 1998    Executive Director of              5                None
2775 Bishop Road, Ste. B                                       North American Association
Willoughby Hills, Ohio  44092                                  of State and Provincial
Year of Birth - 1952                                           Lotteries (non-profit
                                                               association of sanctioned
                                                               lotteries) since March,
                                                               1995; President of DBG
                                                               Consulting, Inc.
                                                               (management consulting
                                                               firm) since December, 1994.




-------------------------------- -------------- -------------- ---------------------------- -------------- ---------------------
-------------------------------- -------------- -------------- ---------------------------- -------------- ---------------------
Carolyn D. Pizzuto                  Trustee      Since 2001    Vice President of Human            5                None
P.O. Box 5190                                                  Resources, Kent State
Kent, Ohio 44242                                               University, since 2002;
Year of Birth - 1950                                           Founder and Chief
                                                               Executive Officer, CDA
                                                               Consulting, Inc.
                                                               (management consulting
                                                               firm), since 1991.
-------------------------------- -------------- -------------- ---------------------------- -------------- ---------------------
-------------------------------- -------------- -------------- ---------------------------- -------------- ---------------------
Thomas V. Chema                     Trustee      Since 20011    President, Hiram College,         5          TransTechnology
PO Box 67                                                      since 2003; Partner, Arter                      Corporation
Hiram, Ohio 44234                                              & Hadden LLP (law firm)
Year of Birth - 1946                                           from April, 1989 to  2003;
                                                               since June, 1994,
                                                               President, Gateway
                                                               Consultants Group, Inc.
                                                               (sports and related public
                                                               facilities consulting).
-------------------------------- -------------- -------------- ---------------------------- -------------- ---------------------
*        Each Trustee serves as such during the continued lifetime of the Trust until he or she dies, resigns or is removed, or, if sooner, until the next meeting of shareholders called for the purpose of electing
         Trustees, and until the election and qualification of his successor.
**       For purposes of this Table, Fund Complex means one or more mutual funds, including the Fund, which have a common investment adviser or affiliated investment advisers or that hold themselves out to the public as being related. Fairport Emerging Growth Fund, Fairport
         International Equity Fund, Fairport Growth Fund, Fairport Growth and
         Income Fund, and the Fund are currently the members of the Fund
         Complex.
1        Mr.  Chema  served as Trustee of the Trust from the Trust's  inception in 1994 until  September  2001,  and then was re-elected by shareholders of the Trust in October 2001.



Officers of the Trust:

================================= ============================ ========================= =======================================

                                       Position(s) Held          Term of Office* and      Principal Occupation(s) During Past
     Name, Address and Age              With the Trust          Length of Time Served                  Five Years
================================= ============================ ========================= =======================================
Scott D. Roulston                          President                  Since 1994         Senior Managing Director, Chief
3636 Euclid Avenue                                                                       Executive Officer and President of
Cleveland, Ohio 44115                                                                    Fairport Asset Management, LLC since
Year of Birth - 1957                                                                     October 2001. Chief Executive Officer
                                                                                         and President of Roulston & Company
                                                                                         and Roulston Research Corp. since
                                                                                         1990.
--------------------------------- ---------------------------- ------------------------- ---------------------------------------
--------------------------------- ---------------------------- ------------------------- ---------------------------------------
Charles A. Kiraly                   Secretary and Assistant           Since 1996         Vice President of Fairport Asset
3636 Euclid Avenue                         Treasurer                                     Management, LLC since October 2001.
Cleveland, Ohio 44115                                                                    Since April, 2000, Vice President of
Year of Birth - 1969                                                                     Mutual Fund Administration, prior to,
                                                                                         Manager of Mutual Fund Administration
                                                                                         and an employee of Roulston & Company,Inc.
                                                                                         since April, 1996.  Vice President of
                                                                                         Roulston Research Corp. since 1997.














--------------------------------- ---------------------------- ------------------------- ---------------------------------------
--------------------------------- ---------------------------- ------------------------- ---------------------------------------
Kenneth J. Coleman                         Treasurer                  Since 1999         Senior Managing Director, Chief
3636 Euclid Avenue                                                                       Operating Officer and Chief Financial
Cleveland, Ohio 44115                                                                    Officer of Fairport Asset Management,
Year of Birth - 1956                                                                     LLC since October 2001. Joined Roulston
                                                                                         & Company in January 1999 and has served
                                                                                         as Chief Operating Officer since September
                                                                                         1999. From August 1997 to December 1998,
                                                                                         President of the Insurance Services Group
                                                                                         of National City  Corporation (bank
                                                                                         holding company).
















--------------------------------- ---------------------------- ------------------------- ---------------------------------------
--------------------------------- ---------------------------- ------------------------- ---------------------------------------
Karen A. Veselic                      Assistant Secretary             Since 2000         Senior Accountant for Fairport Asset
3636 Euclid Avenue                                                                       Management, LLC since October 2001.
Cleveland, Ohio 44115                                                                    Senior Accountant with Roulston &
Year of Birth - 1970                                                                     Company, Inc. since December 1997.


--------------------------------- ---------------------------- ------------------------- ---------------------------------------

o The officers of the Trust are elected by the Board of Trustees annually.

Trustee Compensation

     The Trust pays the fees for Trustees unaffiliated with Roulston & Company (currently $1,000 per Board meeting attended and $4,000 per year retainer). The following table sets forth information regarding the total compensation paid by the Trust to its Board of Trustees for their services as Trustees during the fiscal year ended October 31, 2003. The Trust has no pension or retirement plans.


         Compensation Table:

======================================== ===================================== =====================================
           Name and Position                          Aggregate                         Total Compensation
                                                     Compensation                       From the Trust and
            With the Trust                          From the Trust                       the Fund Complex *
======================================== ===================================== =====================================
---------------------------------------- ------------------------------------- -------------------------------------
Mark S. Biviano, Trustee                                $8,000                                $8,000
---------------------------------------- ------------------------------------- -------------------------------------
---------------------------------------- ------------------------------------- -------------------------------------
Thomas V. Chema, Trustee                                $8,000                                $8,000
---------------------------------------- ------------------------------------- -------------------------------------
---------------------------------------- ------------------------------------- -------------------------------------
David B. Gale, Trustee                                  $8,000                                $8,000
---------------------------------------- ------------------------------------- -------------------------------------
---------------------------------------- ------------------------------------- -------------------------------------
Carolyn D. Pizzuto, Trustee                             $8,000                                $8,000
---------------------------------------- ------------------------------------- -------------------------------------


* For purposes of this Table, Fund Complex means one or more mutual funds, including the Fund, which have a common investment adviser or affiliated investment advisers or which hold themselves out to the public as being related. Fairport Emerging Growth Fund, Fairport International Equity Fund,
     Fairport Growth Fund, Fairport Growth and Income Fund, and the Fund are currently the only members of the Fund Complex.



Committees of the Board of Trustees


     The Board of Trustees currently has two standing committees - the Audit Committee and the Nominating Committee. The members of each Committee consist exclusively of the Independent Trustees of the Trust: Ms. Pizzuto and Messrs. Biviano, Gale and Chema.

     During the fiscal year ended October 31, 2003, the Audit Committee held 3 meetings. The functions of the Audit Committee include overseeing the Trust's accounting and financial reporting policies and practices, overseeing the independent audit of the Trust's financial statements and ascertaining the independence of the Trust's independent auditors.

     The Nominating Committee held no meetings during the fiscal year ended October 31, 2003. The Committee's functions include selecting and recommending to the full Board of Trustees nominees for election as Trustees of the Trust, other than Independent Trustees, and selecting and nominating for election all Independent Trustees. The Committee has been able to identify from its own resources an ample number of qualified candidates. However, shareholders may submit the name and resume of persons for the Nominating Committee's consideration by mailing such information to the Committee in care of the Trust. The Nominating Committee may consider such persons at such time as it meets to consider possible new trustee candidates. However, the Nominating Committee reserves sole discretion what candidates determine to present to the Board and/or shareholders and when it meets for such purpose.

Fund Ownership by the Trustees

     Information about the beneficial ownership of Fund shares by each Trustee as of December 31, 2003, is set forth below:

============================================ ========================================= =========================================

                                                                                       Aggregate Dollar Range of Shares of All
                                                                                         Funds Within the Fairport Family of
                  Trustee                          Dollar Range of Fund Shares                          Funds*


============================================ ========================================= =========================================
Independent Trustees:
--------------------------------------------------------------------------------------------------------------------------------
Mark S. Biviano                                                None                              $10,0001 to $50,000

-------------------------------------------- ----------------------------------------- -----------------------------------------
-------------------------------------------- ----------------------------------------- -----------------------------------------
David B. Gale                                           $10,001 to $50,000                       $10,0001 to $50,000

-------------------------------------------- ----------------------------------------- -----------------------------------------
-------------------------------------------- ----------------------------------------- -----------------------------------------
Carolyn D. Pizzuto                                             None                              $10,0001 to $50,000

-------------------------------------------- ----------------------------------------- -----------------------------------------
-------------------------------------------- ----------------------------------------- -----------------------------------------
Thomas V. Chema                                           $1 to $10,000                             $1 to $10,000


-------------------------------------------- ----------------------------------------- -----------------------------------------

* The Fairport Family of Funds means any two or more registered investment companies that share the same investment adviser or principal underwriter and hold themselves out to investors as related companies for purposes of investment and investor services. Fairport Emerging Growth Fund, Fairport International
Equity Fund, Fairport Growth Fund, Fairport Growth and Income Fund, and the Fund are currently the members of the Fairport Family of Funds.




     As of February 20, 2004, all Trustees and Officers of the Trust, as a group, owned less than one percent of the shares of the Fund.

                         PRINCIPAL HOLDERS OF SECURITIES

     Listed below are the names and addresses of those persons or accounts who, as of February 20, 2004, owned of record or beneficially 5% or more of the shares of the Fund.

     Persons or organizations owning beneficially 25% or more of the outstanding shares of the Fund may be presumed to "control" (as that term is defined in the 1940 Act) the Fund. As a result, these persons or organizations could have the ability to approve or reject those matters submitted to the shareholders of the Fund for their approval, including the election of Trustees, approval of an investment advisory agreement and adoption of a distribution plan under Rule 12b-1 of the 1940 Act.


         Owner(s)                                    Percentage Owned
         -------                                     ----------------

         Fifth Third Bank                            35.84% (of record)
         P.O. Box 630074
         Cincinnati, Ohio 45263

         Charles Schwab                              22.72% (of record)
         101 Montgomery Street
         San Francisco, CA 94101-4122


         National City Bank                          12.95% (of record)
         PO Box 94984
         Cleveland, Ohio  44101-4984

         Roulston & Company, Inc. *                   5.73% (Beneficially)
         fbo M.M. Barr Trust
         3636 Euclid Ave.
         Cleveland, Ohio  44115
----------------------------

     *These shares are held in managed accounts over which Roulston & Company has both voting and investment authority; however, the managed account owners have the ability to rescind Roulston & Company's voting and investment authority within 60 days should they choose to do so.


                     INVESTMENT ADVISORY AND OTHER SERVICES

The Investment Adviser


     Effective October 25, 2001, Roulston & Company, Inc., an Ohio corporation, became a wholly owned subsidiary of Fairport Asset Management, LLC, an Ohio limited liability company ("Fairport"), which changed its name from The Hickory Group, LTD in October 2001. Fairport, located at 3636 Euclid Avenue, Cleveland, Ohio 44115, is a registered investment adviser and has been providing investment advisory services to high net worth individuals, trusts and corporations since 1988. As of January 31, 2004, Fairport had $934 million under management.

     On October 30, 2003, the Board of Trustees of the Trust renewed the Investment Advisory Agreement ("Advisory Agreement") between the Trust and
Roulston & Company. Counsel to the Trust reviewed the terms of the Advisory Agreement with the Trustees, as well as the expense limitation letter agreement. Mr. Kiraly reviewed the management fee comparison and expense ratio comparison for the Fund, as well as performance comparisons with other funds selected from the relevant Morningstar category and with the benchmark index. He also pointed out that the portfolio manager is very experienced and that there was no turnover in managers in the past year. Mr. Coleman then reviewed the financial performance and plan of the Adviser and passed out the balance sheet and income statement of the Adviser for the review of the Trustees. After discussion, the Trustees acknowledged that the Fund's management fees and expense ratios appeared to approximate or below the average fee and expense ratio for its peer group, and that the performance for the Fund over recent periods, while trailing, appeared to be within a reasonable range of its benchmark index. They also noted the significant experience of the portfolio manager and that the persons responsible for management of the Fund had not changed. They then discussed the nature and quality of the services provided by the Adviser and, based on the information provided, concluded that the fees paid to the Adviser were reasonable, that the overall arrangements under the Advisory Agreement were reasonable business arrangements and that renewal of the Advisory Agreement was in the best interest of shareholders.


     Hickory Investments Ltd., Kirtland Capital Partners II, L.P., Kirtland Capital Partners III, L.P. and FAM Investments, Ltd. (collectively, the "Kirtland Entities") own collectively 51% of the voting membership interests of Fairport and therefore are considered to "control" Fairport. The managing member or general partner of each of the Kirtland Entities is directly or indirectly controlled by John F. Turben. As a result, Mr. Turben may be considered to ultimately control Fairport and therefore, indirectly, Roulston & Company and the Fund. Mr. Turben is a private investor and also engaged in venture capital.


     Scott Roulston is President, CEO and a Director of Roulston & Company; and President of the Trust. Heather Ettinger is Secretary and a Director of Roulston & Company. Roulston Research Corp., the distributor of the Fund, is a wholly-owned subsidiary of Roulston & Company.

     Fees. For services rendered and expenses assumed under the Investment Advisory Agreement, Roulston & Company is entitled to receive a fee computed daily and paid monthly based upon the annual rates of twenty-five one-hundredths of one percent (0.25%) of the average daily net assets of the Fund up to $100 Million and one hundred twenty-five one thousandths of one percent (0.125%) of the average daily net assets of the Fund of $100 Million or more

     The table below shows the amounts that Roulston & Company earned with respect to its investment advisory services to the Fund for each fiscal year.


================================================== =================
               Fiscal Year Ending                   Advisory Fees
                                                        Earned
================================================== =================
-------------------------------------------------- -----------------
October 31, 2003                                           $144,194
-------------------------------------------------- -----------------
-------------------------------------------------- -----------------
October 31, 2002                                           $159,967
-------------------------------------------------- -----------------
-------------------------------------------------- -----------------
October 31, 2001                                           $159,886
-------------------------------------------------- -----------------


     Roulston & Company agreed to waive its fees and reimburse fund expenses to the extent necessary to keep total fund operating expenses from exceeding 0.90% for the Fund through the fiscal year ended October 31, 2002. From March 1, 2004 through February 28, 2005, Roulston & Company has agreed to waive its fees and/or reimburse the Fund's expenses, but only to the extent necessary to maintain the Fund's total annual operating expenses from exceeding 1.00%. If Roulston so requests, any operating expenses of the Fund reimbursed by Roulston pursuant to the Expense Limitation Letter Agreement will be repaid to Roulston by the Fund in the first, second, and third fiscal years following the fiscal year ending October 31, 2004 (for reimbursement during the period from November 1, 2002 through March 1, 2004) and following the fiscal year ending October 31, 2005 (for reimbursement during the period from March 1, 2004 through February 28, 2005), if the total annual operating expenses of the Fund for each such year or years, after giving effect to the repayment, do not exceed, respectively, the percentage of the Fund's average daily net assets for that period, as indicated above.


The Distributor


     Roulston Research Corp., 3636 Euclid Avenue, Cleveland, OH 44115 (the "Distributor"), is a wholly owned subsidiary of Roulston & Company, and the distributor for the Fund. Pursuant to a Distribution Agreement, the Distributor acts as agent for the Fund in the distribution of their shares on a continuous basis and, in such capacity, solicits orders for the sale of shares, advertises and pays the costs and expenses associated with such advertising. The Distributor receives no compensation for distribution of shares of the Fund under the Distribution Agreement, but receives payments under the Trust's Distribution and Shareholder Service Plan described below. There are no sales charges imposed by the Distributor upon the purchase or redemption of shares of the Fund, nor does the Distributor receive any commissions on the purchase or sale of portfolio securities by the Fund.


Distribution and Shareholder Service Plan

     The Trust has adopted a Distribution and Shareholder Service Plan (the "Plan") pursuant to Rule 12b-1 under the 1940 Act under which the Fund is authorized to compensate the Distributor for payments it makes to broker-dealers, banks and other institutions (collectively, "Participating Organizations") for providing distribution or shareholder service assistance, or for distribution assistance and/or shareholder service provided by the Distributor. Payments to such Participating Organizations are made pursuant to agreements entered into with the Distributor. The Plan authorizes the Fund to make payments to the Distributor in an amount not in excess, on an annual basis, of 0.25% of the average daily net asset value of the Fund.

     As authorized by the Plan, the Distributor has agreed to provide certain distribution and shareholder services in connection with shares purchased and held by the Distributor for the accounts of its customers and shares purchased and held by customers of the Distributor directly, including, but not limited to, answering shareholder questions concerning the Fund, marketing of the Fund, providing information to shareholders on their investments in the Fund and providing such personnel and communication equipment as is necessary and appropriate to accomplish such matters. Fees paid are borne solely by the applicable Fund. Such fees compensate the Distributor regardless of its expenses and may exceed the actual costs incurred by the Distributor in providing such services.

     As required by Rule 12b-1, continuance of the Plan was approved for the Fund by the Board of Trustees, including a majority of the Trustees who are not interested persons of the Fund and who have no direct or indirect financial interest in the operation of the Plan (the "Independent Trustees") on October 30, 2003. The Plan may be terminated by the Fund by vote of a majority of the Independent Trustees, or by vote of a majority of the outstanding shares of the Fund. The Board of Trustees reviews quarterly a written report of such costs and the purposes for which such costs have been incurred. The Plan may be amended by a vote of the Board of Trustees, including a majority of the Independent Trustees, cast in person at a meeting called for that purpose, provided that any change in the Plan that would materially increase the distribution cost to the Fund requires shareholder approval. For so long as the Plan is in effect and the Fund rely on certain rules under the 1940 Act, the selection and nomination of those Trustees who are not interested persons of the Trust is required to be committed to the discretion of such disinterested persons. All agreements with any person relating to the implementation of the Plan with respect to the Fund may be terminated at any time upon 60 days' written notice without payment of any penalty, by vote of a majority of the Independent Trustees or by a vote of the majority of the outstanding shares of the Fund.

     The Plan continues in effect for successive one-year periods, provided that each such continuance is specifically approved (i) by the vote of a majority of the Independent Trustees, and (ii) by a vote of a majority of the entire Board of Trustees cast in person at a meeting called for that purpose. The Board of Trustees has a duty to request and evaluate such information as may be reasonably necessary for them to make an informed determination of whether the Plan should be implemented or continued. In addition the Board of Trustees in approving the Plan must determine that there is a reasonable likelihood that the Plan will benefit the Fund and their shareholders.

     The Board of Trustees believes that the Plan is in the best interests of the Fund since it encourages Fund growth and retention of Fund assets. As the Fund grows in size, certain expenses, and therefore total expenses per share, may be reduced and overall performance per share may be improved.

     For the fiscal year ended October 31, 2003, the 12b-1 fees totaled $127,343, all of which were paid to the Distributor for the services described above. All expenses were paid to broker dealers, including the Distributor.

     In addition, the Distributor has entered into Rule 12b-1 Agreements with selected dealers pursuant to which such dealers agree to provide certain shareholder services and distribution assistance including, but not limited to, those discussed above.

Codes of Ethics

     Federal securities laws and regulations, including Rule 17j-1 under the 1940 Act, require the Trust, Roulston & Company and the Distributor to adopt codes of ethics that govern the personal securities transactions of their respective personnel. Accordingly, each of them has adopted a code of ethics pursuant to which their respective personnel may invest in securities for their personal account, including securities that may be purchased or held by the Fund. You may obtain a copy of each Code of Ethics from the SEC.

The Administrator, Transfer Agent and Fund Accountant

     Unified Fund Services, Inc. ("Unified"), 431 North Pennsylvania Street, Indianapolis, Indiana 46204-1806, serves as the Administrator for the Fund and the Trust. Pursuant to the terms of a Mutual Fund Services Agreement between the Trust and Unified dated July 1, 2000, Unified assists in supervising all operations of the Fund (other than those performed by Roulston & Company and by U.S. Bank, N.A. as the custodian for the Fund).

     Under the Services Agreement, Unified has agreed to furnish clerical, and certain bookkeeping services; prepare the periodic reports to the SEC on Form N-SAR or any replacement forms therefor; prepare compliance filings pursuant to state securities laws; assist to the extent requested by the Trust with the Trust's preparation of its Annual and Semi-Annual Reports to Shareholders and its Registration Statement (on Form N-1A or any replacement therefor); compile data for, prepare and file timely Notices to the SEC required pursuant to Rule 24f-2 under the 1940 Act; keep and maintain the financial accounts and records of the Fund, including calculation of daily expense accruals; and generally assist in all aspects of the Fund's operations other than those performed by Roulston & Company and by U.S. Bank as custodian to the Fund.

     Unified also serves as the transfer and dividend disbursing agent for the Fund and provides certain fund accounting services to the Fund. Such fund accounting services include maintaining the accounting books and records for the Fund, including journals containing an itemized daily record of all purchases and sales of portfolio securities, all receipts and disbursements of cash and all other debits and credits, general and auxiliary ledgers reflecting all asset, liability, reserve, capital, income and expense accounts, including interest accrued and interest received, and other required separate ledger accounts; maintaining a monthly trial balance of all ledger accounts; performing certain accounting services for the Fund, including calculation of the net asset value per share, calculation of the dividend and capital gain distributions, if any, and of yield, reconciliation of cash movements with the Fund's custodian, affirmation to the Fund's custodian of all portfolio trades and cash settlements, verification and reconciliation with the Fund's custodian of all daily trade activity; providing certain reports; obtaining dealer quotations, prices from a pricing service or matrix prices on all portfolio securities in order to mark the portfolio to the market; and preparing an interim balance sheet, statement of income and expense, and statement of changes in net assets for the Fund.

     In consideration for such services as administrator, transfer agent and fund accountant, the Trust has agreed to pay Unified a fee, computed daily and paid periodically, at an annual rate calculated as follows:

     Administrator: 0.07% of the first $100 million in average net assets per year; 0.05% from $100 million to $250 million in average net assets per year; 0.03% from $250 million to $500 million in average net assets per year; and 0.02% over $500 million in average net assets per year - subject to a minimum annual fee of $15,000.

     Transfer Agent: $15.00 per active shareholder account per year - subject to a minimum of $12,000 per year, per initial fund, and $9,000 per year for each additional fund.

     Fund Accountant: 0.05% of the first $50 million in average net assets per year; 0.04% from $50 million to $100 million in average net assets per year; 0.03% from $100 million to $350 million in average net assets per year; and 0.02% over $350 million in average net assets per year - subject to a minimum annual fee of $18,000.

     For the fiscal years ended October 31, 2003, October 31, 2002, and October 31, 2001, Unified earned $98,164, $71,198, and $71,753, respectively, with respect to the administration, fund accounting and transfer agency services provided to the Fund as described above.

The Custodian

     U.S. Bank, N.A., 425 Walnut Street, Cincinnati, Ohio 45201, serves as the Fund's Custodian, pursuant to a Custody Agreement. In such capacity, U.S. Bank holds or arranges for the holding of all portfolio securities and other assets of the Fund.

Independent Auditors


     The firm of Pricewaterhouse Coopers LLP, 100 East Broad Street, Suite 2100, Columbus, Ohio 43215, has been selected as independent auditors for the Trust for the fiscal year ending October 31, 2004. Pricewaterhouse Coopers LLP performs an annual audit of the Fund's financial statements and provides financial, tax and accounting consulting services as requested.


                PORTFOLIO TRANSACTIONS AND BROKERAGE COMMISSIONS

Portfolio Transactions

     Roulston & Company is authorized to select brokers and dealers to effect securities transactions for the Fund. Roulston & Company will seek to obtain the most favorable net results by taking into account various factors, including price, commission, if any, size of the transactions and difficulty of executions, the firm's general execution and operational facilities and the firm's risk in positioning the securities involved. While Roulston & Company generally seeks reasonably competitive spreads or commissions, the Fund will not necessarily be paying the lowest spread or commission available. Roulston & Company may select brokers or dealers that offer the Fund best price and execution or that provide other services, such as research, which benefit the Trust or other accounts managed by Roulston & Company.

Brokerage Commissions

     Roulston & Company may, consistent with the interests of the Fund, select brokers on the basis of the research services they provide to Roulston & Company. Such services may include analyses of the business or prospects of a company, industry or economic sector, or statistical and pricing services. Information so received by Roulston & Company will be in addition to and not in lieu of the services required to be performed by Roulston & Company under the Advisory Agreement. If, in the judgment of Roulston & Company, the Fund or other accounts managed by Roulston & Company will be benefited by supplemental research services, Roulston & Company is authorized to pay brokerage commissions to a broker furnishing such services which are in excess of commissions which another broker may have charged for effecting the same transaction. These research services include advice, either directly or through publications or writings, as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; furnishing of analyses and reports concerning issuers, securities or industries; providing information on economic factors and trends; assisting in determining portfolio strategy; providing computer software used in security analyses; and providing portfolio performance evaluation and technical market analyses. The expenses of Roulston & Company will not necessarily be reduced as a result of the receipt of such supplemental information, such services may not be used exclusively, or at all, with respect to the Fund or account generating the brokerage, and there can be no guarantee that Roulston & Company will find all of such services of value in advising the Fund. The Fund may direct commission business to one or more designated broker/dealers, in connection with such broker/dealer's payment of certain of the Fund's or the Trust's expenses.

     For the fiscal years ended October 31, 2003 and October 31, 2002, the Fund did not incur any brokerage commissions. For the fiscal year ended October 31, 2001, the Fund incurred $454 of the total brokerage commissions. .

     During the fiscal year ended October 31, 2003, the Fund did not hold any securities of its regular brokers or dealers, as defined in Rule 10b-1 of the 1940 Act, or the parent companies thereof.

                                 NET ASSET VALUE

     As indicated in the Prospectus, the net asset value of the Fund is determined and the shares of the Fund are priced as of the earlier of 4:00 p.m., Eastern Time, or the close of regular trading on the New York Stock Exchange (the "Exchange"), on each Business Day. A "Business Day" is any day the Exchange is open for regular business. Currently the Exchange is closed in observance of the following holidays: New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas Day.

     Equity securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Advisor believes such prices accurately reflect the fair market value of such securities. Securities that are traded on any stock exchange are generally valued by the pricing service at the last quoted sale price. Lacking a last sale price, an exchange traded security is generally valued by the pricing service at its last bid price. Securities traded in the NASDAQ over-the-counter market are generally valued by the pricing service at the NASDAQ Official Closing Price. When market quotations are not readily available, when the Advisor determines that the market quotation or the price provided by the pricing service does not accurately reflect the current market value or when restricted or illiquid securities are being valued, such securities are valued as determined in good faith by the Advisor, in conformity with guidelines adopted by and subject to review of the Board of Trustees of the Trust.

     Fixed income securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Advisor believes such prices accurately reflect the fair market value of such securities. A pricing service utilizes electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading units of debt securities without regard to sale or bid prices. If the Advisor decides that a price provided by the pricing service does not accurately reflect the fair market value of the securities, when prices are not readily available from a pricing service, or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Advisor, in conformity with guidelines adopted by and subject to review of the Board of Trustees. Short term investments in fixed income securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by using the amortized cost method of valuation, which the Board has determined will represent fair value.


                 ADDITIONAL PURCHASE AND REDEMPTION INFORMATION


     The Fund's shares may be purchased at the public offering price, which is the net asset value next computed, and are sold on a continuous basis through the Distributor, principal underwriter of the Fund's shares, at its address and number set forth under the heading "The Distributor", and through other broker-dealers who are members of the National Association of Securities Dealers, Inc. and have sales agreements with the Distributor.


     The Trust has also authorized one or more brokers and other financial intermediaries to accept on its behalf purchase and redemption orders. Such brokers and other financial intermediaries are authorized to designated other intermediaries to accept purchase and redemption orders on the Trust's behalf. The Trust will be deemed to have received a purchase or redemption order when an authorized broker or financial intermediary or, if applicable, its authorized designee, accepts the order and that orders will be priced at the Fund's Net Asset Value next computed after they are accepted by such authorized broker or financial intermediary.


     The Fund reserves the right to pay redemptions in kind with portfolio securities in lieu of cash. In accordance with its election pursuant to Rule 18f-1 under the 1940 Act, the Fund may limit the amount of redemption proceeds paid in cash. The Fund may, under normal circumstances, limit redemptions in cash with respect to each shareholder during any ninety-day period to the lesser of (i) $250,000 or (ii) 1% of the net asset value of the Fund at the beginning of such period. A shareholder may incur brokerage costs if the securities received were sold.


     The Trust may suspend the right of redemption or postpone the date of payment for shares during any period when (a) trading on the Exchange is restricted by applicable rules and regulations of the SEC, (b) the Exchange is closed for other than customary weekend and holiday closings, (c) the SEC has by order permitted such suspension, or (d) an emergency exists as a result of which
(i) disposal by the Trust of securities owned by it is not reasonably practical or (ii) it is not reasonably practical for the Trust to determine the fair value of its net assets.

Systematic Withdrawal Plan

     The Fund offers a Systematic Withdrawal Plan ("SWP") if you wish to receive regular distributions from your account in the Fund. However, before you can utilize the SWP, your account in the Fund must have a current value of $10,000 or more, your dividend and distributions must be automatically reinvested and your requested distribution must be $100 or more made on a monthly, quarterly, semi-annual or annual basis.


     Your automatic payments under the SWP will either be made by check mailed to your address as shown on the books of the Transfer Agent or via ACH to your bank account designated on your Account Application form. An application form for the SWP may be obtained by calling the Distributor or Transfer Agent at 1-800-332-6459. You may change or cancel the SWP at any time, upon written notice to the Transfer Agent at least five days prior to SWP withdrawal date for which you want such change or cancellation.

     Please note that if your redemptions from the Fund exceed your dividends from the Fund, your invested principal in the account may decrease. Thus depending on the frequency and amounts of the withdrawals and/or any fluctuations in the net asset value per share, your original investment could be exhausted entirely using the SWP.

                                      TAXES


     The Fund intends to qualify as a "regulated investment company" under the Code for so long as such qualification is in the best interest of the Fund's shareholders. In order to qualify as a regulated investment company, the Fund must, among other things: derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of securities or foreign currencies, or other income derived with respect to its business of investing in such stock, securities, or currencies; and diversify its investments within certain prescribed limits. In addition, to utilize the tax provisions specifically applicable to regulated investment companies, the Fund must distribute to its shareholders at least 90% of its investment company taxable income for the year. In general, the Fund's investment company taxable income will be its taxable income subject to certain adjustments and excluding the excess of any net long-term capital gain for the taxable year over the net short-term capital loss, if any, for such year. If the Fund fails to qualify as a regulated investment company under the Code, the Fund would be required to pay federal income taxes like a corporation.

     Although the Fund expects to qualify as a "regulated investment company" and to be relieved of all or substantially all Federal income taxes, depending upon the extent of its activities in states and localities in which its offices are maintained, in which its agents or independent contractors are located, or in which it is otherwise deemed to be conducting business, the Fund may be subject to the tax laws of such states or localities. In addition, if for any taxable year the Fund does not qualify for the special tax treatment afforded regulated investment companies, all of its taxable income will be subject to Federal tax at regular corporate rates (without any deduction for distributions to its shareholders). In such event, dividend distributions would be taxable to shareholders to the extent of earnings and profits, and would be eligible for the dividends received deduction for corporations.

     The Fund may be required by Federal law to withhold and remit to the U.S. Treasury 31% of taxable dividends, if any, and capital gain distributions paid to any shareholder, and the proceeds of redemption or the values of any exchanges of shares of a Fund, if such shareholder (1) fails to furnish the Trust with a correct tax identification number, (2) under-reports dividend or interest income, or (3) fails to certify to the Fund that he or she is not subject to such withholding. An individual's taxpayer identification number is his or her Social Security Number.

     Information set forth in the Prospectus and this Statement of Additional Information which relates to Federal taxation is only a summary of some of the important Federal tax considerations generally affecting purchasers of shares of the Fund. No attempt has been made to present a detailed explanation of the Federal income tax treatment of the Fund or its shareholders and this discussion is not intended as a substitute for careful tax planning. Accordingly, you are urged to consult your tax adviser with specific reference to your own tax situation. In addition, the tax discussion in the Prospectus and this Statement of Additional Information is based on tax laws and regulations which are in effect on the date of the Prospectus and this Statement of Additional Information; such laws and regulations may be changed by legislative or administrative action.

                             PERFORMANCE INFORMATION


     From time to time, the Fund may advertise its yield and total return. These figures will be based on historical earnings and are not intended to indicate future performance. No representation can be made regarding future yields or returns.

     The yield of the Fund refers to the annualized income generated by an investment in the Fund over a specified 30-day period. The "total return" or "average annual total return" of the Fund reflects the change in the value of an investment in the Fund over a stated period of time. Total returns and average annual returns measure both the net investment income from and any realized or unrealized appreciation or depreciation of the Fund's holdings for a stated period and assume that the entire investment is redeemed at the end of each period and the reinvestment of all dividends and capital gain distributions.

     The yield of the Fund will be computed by annualizing net investment income per share for a recent 30-day period and dividing that amount by a share's maximum offering price (reduced by any undeclared earned income expected to be paid shortly as a dividend) on the last trading day of that period. Net investment income will reflect amortization of any market value premium or discount of fixed income securities (except for obligations backed by mortgages or other assets) and may include recognition of a pro rata portion of the stated dividend rate of dividend paying portfolio securities. The yield of the Fund will vary from time to time depending upon market conditions, the composition of the Fund's portfolio and operating expenses of the Trust allocated to the Fund. These factors and possible differences in the methods used in calculating yield should be considered when comparing the Fund's yield to yields published for other investment companies and other investment vehicles. Yield should also be considered relative to changes in the value of the Fund's shares and to the relative risks associated with the investment objective and policies of the Fund.


     For the 30-day period ended October 31, 2003, the yield for the Fund was 4.98%.


Calculation of Total Return

     Each quotation of average annual total return will be computed by finding the average annual compounded rate of return over that period which would equate the value of an initial amount of $1,000 invested in the Fund equal to the ending redeemable value, according to the following formula:

                                P(T + 1)n = ERV


     Where: P = a hypothetical initial payment of $1,000, T = average annual total return, n = number of years, and ERV = ending redeemable value of a hypothetical $1,000 payment at the beginning of the period at the end of the period for which average annual total return is being calculated assuming a complete redemption. The calculation of average annual total return assumes the deduction of the maximum sales charge, if any, from the initial investment of $1,000, assumes the reinvestment of all dividends and distributions at the price stated in the then effective Prospectus on the reinvestment dates during the period and includes all recurring fees that are charged to all shareholder accounts assuming the Fund's average account size.


     Each quotation of average annual total return after taxes on distributions will be computed by finding the average annual compounded rates of return over that period which would equate the value of an initial amount of $1,000 invested in the Fund equal to the ending redeemable value, according to the following formula:

                                  P(1+T)n=ATVD

     Where: P= a hypothetical initial payment of $1,000, T = average annual total return (after taxes on distributions), n = number of years, and ATVD = ending value at the end of the period of the hypothetical $1,000 payment at the beginning of the applicable period, after taxes on fund distributions but not after taxes on redemption. The calculation of average annual total return after taxes on distributions assumes that dividends and distributions, less the taxes due on such distributions, are reinvested at the price stated in the prospectus (including any applicable sales load) on the reinvestment dates during the period.

     Each quotation of average annual total return after taxes on distributions and redemption will be computed by finding the average annual compounded rates of return for the period which would equate the value of an initial amount of $1,000 invested in the Fund equal to the ending redeemable value, according to the following formula:

                                 P(1+T)n=ATVDR

     Where: P = a hypothetical initial payment of $1,000, T = average annual total return (after taxes on distributions and redemption), n = number of years, and ATVDR = ending value at the end of the period of the hypothetical $1,000 payment at the beginning of the applicable period, after taxes on fund distributions and redemption. The calculation of average annual total return after taxes on distributions and redemption assumes that dividends and distributions, less the taxes due on such distributions, are reinvested at the price stated in the prospectus (including any applicable sales load) on the reinvestment dates during the period.

     The Fund, however, may also advertise aggregate total return in addition to or in lieu of average annual total return. Aggregate total return is a measure of the change in value of an investment in the Fund over the relevant period and is calculated similarly to average annual total return except that the result is not annualized.

         For the following periods ended October 31, 2003, the average annual total returns for the Fund were as follows:


------------------------------------------------------- ---------------------- ----------------------- ------------------------
                                                                1 Year                  5 Year                 10 Year
                                                                ------                  ------                 --------
-------------------------------------------------------- ---------------------- ----------------------- ------------------------
-------------------------------------------------------- ---------------------- ----------------------- ------------------------
Average Annual Total Return                                      2.47%                  5.10%                    5.36%
-------------------------------------------------------- ---------------------- ----------------------- ------------------------
-------------------------------------------------------- ---------------------- ----------------------- ------------------------
Average Annual Total Return After Taxes on
Distributions                                                    0.31%                  2.90%                    3.26%
-------------------------------------------------------- ---------------------- ----------------------- ------------------------
-------------------------------------------------------- ---------------------- ----------------------- ------------------------
Average Annual Total Return After Taxes on
Distributions and Redemptions                                    1.64%                  2.99%                    3.25%
-------------------------------------------------------- ---------------------- ----------------------- ------------------------




     The performance figures above reflect Roulston & Company's fee waivers and expense reimbursements. Absent such fee waivers and expense reimbursements, the yield and total returns of the Fund would have been lower.

     At any time in the future, yields and total return may be higher or lower than past yields and total return and there can be no assurance that any historical results will continue. Investors in the Fund are specifically advised that share prices, expressed as the net asset values per share, will vary just as yields and total return will vary.

Performance Comparisons

     The performance of the Fund may periodically be compared with that of other mutual funds or broad groups of comparable mutual funds tracked by mutual fund rating services (such as Lipper Analytical Services, Inc.) and financial and business publications and periodicals. In addition, the Fund's performance may be compared with unmanaged indices of various investments for which reliable performance data is available. These may assume investment of dividends but generally do not reflect deductions for administrative and management costs. The performance of the Fund may also be compared in various publications to averages, performance rankings or other information prepared by recognized mutual fund statistical services. The Fund may quote Morningstar, Inc., a service that ranks mutual funds on the basis of risk-adjusted performance, or Ibbotson Associates of Chicago, Illinois, which provides historical returns of the capital markets in the United States. The Fund may use the long-term performance of these capital markets to demonstrate general long-term risk versus reward scenarios and could include the value of a hypothetical investment in any of the capital markets.

     The Fund may also quote financial and business publications and periodicals, such as SMART MONEY, as they relate to Trust management, investment philosophy, and investment techniques. The Fund may also quote from time to time various measures of volatility and benchmark correlations in advertising and may compare these measures with those of other mutual funds. Measures of volatility attempt to compare historical share price fluctuations or total returns to a benchmark while measures of benchmark correlation indicate how valid a comparative benchmark might be. Measures of volatility and correlation are calculated using averages of historical data and cannot be calculated precisely.


                          SHARES OF BENEFICIAL INTEREST

Description of Shares

     The Trust's Declaration of Trust authorizes the Board of Trustees to issue an unlimited number of shares, which are units of beneficial interest, without par value. The Trust presently has five series of shares, which represent interests in the Fund. The Trust's Declaration of Trust authorizes the Board of Trustees to divide or redivide any unissued shares of the Trust into one or more additional series by setting or changing in any one or more respects their respective preferences, conversion or other rights, voting power, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemption.


     Shares have no subscription or preemptive rights and only such conversion or exchange rights as the Board of Trustees may grant in its discretion. When issued for payment as described in the Prospectus and this Statement of Additional Information, the Fund's shares will be fully paid and non-assessable. In the event of a liquidation or dissolution of the Trust, shareholders of the Fund are entitled to receive the assets available for distribution belonging to the Fund, and a proportionate distribution, based upon the relative asset values of the Fund, of any general assets not belonging to any particular Fund which are available for distribution. As used in the Prospectus and in this Statement of Additional Information, "assets belonging to a Fund" means the consideration received by the Fund upon the issuance or sale of shares in the Fund, together with all income, earnings, profits, and proceeds derived from the investment thereof, including any proceeds from the sale, exchange, or liquidation of such investments, and any funds or amounts derived from any reinvestment of such proceeds, and any general asset of the Trust not readily identified as belonging to the Fund that is allocated to the Fund by the Board of Trustees. The Board of Trustees may allocate such general assets in any manner it deems fair and equitable. Determinations by the Board of Trustees as to the timing of the allocation of general liabilities and expenses and as to the timing and allocable portion of any general assets with respect to the Fund are conclusive.


Voting Rights


     Shareholders are entitled to one vote for each dollar of value invested and a proportionate fractional vote for any fraction of a dollar invested, and will vote in the aggregate with other shareholders of the Trust and not by Fund except as otherwise expressly required by law. However, shareholders of the Fund will vote as a portfolio, and not in the aggregate with other shareholders of the Trust, for purposes of approval of amendments to the Fund's investment advisory agreement or any of the Fund's fundamental policies.


     The Trust does not expect to have an annual or special meeting of shareholders except, under certain circumstances, when the Declaration of Trust, the 1940 Act or other authority requires such a meeting, such as the election or removal of trustees or certain amendments to the Declaration of Trust or the investment advisory agreement.

     The Trust has represented to the SEC that the Board of Trustees will call a special meeting of shareholders for purposes of considering the removal of one or more trustees upon written request thereof from shareholders holding not less than 10% of the outstanding votes of the Trust and that the Trust will assist in communications with other shareholders as required by Section 16(c) of the 1940 Act. At such meeting, a quorum of shareholders (constituting a majority of votes attributable to all outstanding shares of the Trust), by majority vote, has the power to remove one or more trustee.


     A "vote of a majority of the outstanding shares" of a Fund means the affirmative vote, at a meeting of shareholders duly called, of the lesser of (a) 67% or more of the votes of shareholders of the Fund present at a meeting at which the holders of more than 50% of the votes attributable to shareholders of record of the Fund are represented in person or by proxy, or (b) the holders of more than 50% of the outstanding votes of shareholders of the Fund.


     Rule 18f-2 under the 1940 Act provides that any matter required to be submitted to the holders of the outstanding voting securities of an investment company such as the Trust shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each series affected by the matter. For purposes of determining whether the approval of a majority of the outstanding shares of a series will be required in connection with a matter, a series will be deemed to be affected by a matter unless it is clear that the interests of each series in the matter are identical, or that the matter does not affect any interest of the series. Under Rule 18f-2, the approval of any amendment to the Advisory Agreement or any change in investment policy submitted to shareholders would be effectively acted upon with respect to a series only if approved by a majority of the outstanding shares of such series. However, Rule 18f-2 also provides that the ratification of independent public accountants, the approval of principal underwriting contracts, and the election of trustees may be effectively acted upon by shareholders of the Trust voting without regard to series.

                              PROXY VOTING POLICIES

     The proxy voting policies of the Fund and Roulston & Company are attached hereto as Appendix B.

                              FINANCIAL STATEMENTS

     The financial statements and independent auditors' report required to be included in the Statement of Additional Information are hereby incorporated by reference to the Fund's Annual Report to the shareholders for the period ended October 31, 2003. The Trust will provide the Annual Report without charge upon written request or request by telephone.

                                  Appendix "A"

                              RATINGS OF SECURITIES

                            Commercial Paper Ratings

Standard & Poor's Corporation:

Commercial paper ratings of Standard & Poor's Corporation ("S&P") are current assessments of the likelihood of timely payment of debts having original maturities of no more than 365 days. Commercial paper rated "A-1" by S&P indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a (+) designation. Commercial paper rated "A-2" by S&P indicates that capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated "A-1."

Moody's Investors Service, Inc.:

The rating "Prime-1" is the highest commercial paper rating assigned by Moody's Investors Service, Inc. ("Moody's"). Issuers rated Prime-1 (or related supporting institutions) are considered to have a superior ability for repayment of senior short-term debt obligations. Issuers rated "Prime-2" (or related supporting institutions) have a strong capacity for repayment of senior short-term debt obligations.

This will normally be evidenced by many of the characteristics of "Prime-1" rated issuers, but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions.

Ample alternative liquidity is maintained.

Fitch IBCA:

Commercial paper rated "F-1" by Fitch IBCA ("Fitch") is regarded as having the strongest capacity for timely payment of financial commitments relative to other issuers or issues in the same country. Under Fitch's national rating scale, this rating is assigned to the "best" credit risk relative to all others in the same country and is normally assigned to all financial commitments issued or guaranteed by the sovereign state. Commercial paper rated "F-2" by Fitch is regarded as having an assurance of timely payment only slightly less than the strongest rating, i.e., "F-1." The plus (+) sign is used after a rating symbol to designate where the credit risk is particularly strong.

                             Corporate Debt Ratings

Standard & Poor's Corporation:

An S&P corporate debt rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. Debt rated "AAA" has the highest rating assigned by S&P. The obligor's capacity to pay interest and repay principal is extremely strong. Debt rated "AA has a very strong capacity to pay interest and to repay principal and differs from the highest rated issues only in small degree. Debt rated "A" has a strong capacity to pay interest and repay principal. Debt rated "BBB" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories. Debt rated "BB" and "B" is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. "BB" indicates the least degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions. Debt rated "BB" is less vulnerable to non-payment than other speculative issues. However, adverse economic conditions could lead to inadequate capacity to meet its financial commitment on the obligation. Debt rated "B" is more vulnerable to nonpayment but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation. The "B" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "BB" or "BB-" rating.

Moody's Investors Service, Inc.:

The following summarizes the six highest ratings used by Moody's for corporate debt. Bonds that are rated "Aaa" by Moody's are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues. Bonds that are rated "Aa" are judged to be of high quality by all standards. Together with the "Aaa" group, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than in "Aaa" securities. Bonds that are rated "A" by Moody's possess many favorable investment attributes and are to be considered as upper medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future. Bonds that are rated "Baa" by Moody's are considered as medium-grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well. Bonds that are rated "Ba" are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class. Bonds which are rated "B" generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small. Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from "Aa" through "Caa." The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Duff & Phelps, Inc.:

The following summarizes the six highest long-term debt ratings by Duff & Phelps, Inc. ("Duff"). Debt rated "AAA" has the highest credit quality. The risk factors are negligible being only slightly more than for risk-free U.S. Treasury debt. Debt rated "AA" has a high credit quality and protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions. Debt rated "A" has protection factors that are average but adequate. However, risk factors are more variable and greater in periods of economic stress. Debt rated "BBB" has below average protection factors but is still considered sufficient for prudent investment. However, there is considerable variability in risk during economic cycles. Debt rated "BB" is below investment-grade but deemed likely to meet obligations when due. Present or prospective financial protection factors fluctuate according to industry conditions or company fortunes. Overall quality may move up or down frequently within this category. Debt rated "B" is below investment-grade and possesses risk that obligations will not be met when due. Financial protection factors will fluctuate widely according to economic cycles, industry conditions and/or company fortunes. Potential exists for frequent changes in the rating within this category or into a higher or lower rating grade. To provide more detailed indications of credit quality, the ratings from "AA" to "B" may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within this major rating category.

Fitch IBCA:

The following summarizes the six highest long-term debt ratings by Fitch IBCA (except for "AAA" ratings, plus (+) or minus (-) signs are used with a rating symbol to indicate the relative position of the credit within the rating category). Bonds rated "AAA" are considered to be investment-grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events. Bonds rated "AA" are considered to be investment-grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated "AAA." Because bonds rated in the "AAA" and "AA" categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issues is generally rated "F-1+." Bonds rated as "A" are considered to be investment-grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings. Bonds rated "BBB" are considered to be investment-grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore, impair timely payment. The likelihood that the ratings for these bonds will fall below investment-grade is higher than for bonds with higher ratings. Bonds rated "BBB" are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements. Bonds rated "B" are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

Thompson BankWatch, Inc.:

The following summarizes the six highest long-term debt ratings by Thompson BankWatch, Inc. ("Thompson"). "AAA" is the highest category and indicates that the ability to repay principal and interest on a timely basis is very high. "AA" is the second highest category and indicates a superior ability to repay principal and interest on a timely basis with limited incremental risk versus issues rated in the highest category. "A" is the third highest category and indicates the ability to repay principal and interest is strong. Issues rated "A" could be more vulnerable to adverse developments (both internal and external) than obligations with higher ratings. "BBB" is the lowest investment-grade category and indicates an acceptable capacity to repay principal and interest. Issues rated "BBB" are, however, more vulnerable to adverse developments (both internal and external) than obligations with higher ratings. While not investment-grade, the "BB" rating suggests that the likelihood of default is considerably less than for lower-rated issues. However, there are significant uncertainties that could affect the ability to adequately service debt obligations. Issuer rated "B" show a higher degree of uncertainty and therefore greater likelihood of default that higher rated issuers. Adverse developments could well negatively affect the payment of interest and principal on a timely basis. Thomson may include a plus (+) or minus (-) designation to indicate where within the respective category the issue is placed.

                                  Appendix "B"

                             PROXY VOTING GUIDELINES

1.       AUDITORS:

         Vote FOR proposals to ratify auditors, unless any of the following apply:

          o An auditor has a financial interest in or association with the company, and is therefore not independent
          o    Fees for non-audit services are excessive, or
          o There is reason to believe that the independent auditor has rendered an opinion, which is neither accurate nor indicative of the company's financial position.

2.        BOARD OF DIRECTORS:

          Voting on Director Nominees in Uncontested Elections
          Votes on director nominees should be made on a case-by-case basis, examining the following factors: independence of the board and key board committees, attendance at board meetings, corporate governance provisions and takeover activity, long-term company performance, responsiveness to shareholder proposals, any egregious board actions, and any excessive non-audit fees or other potential auditor conflicts.

          Classification/Declassification of the Board
          Vote AGAINST proposals to classify the board. Vote FOR proposals to repeal classified boards and to elect all directors annually.

          Independent Chairman (Separate Chairman/CEO)
          Vote on a case-by-case basis shareholder proposals requiring that the positions of Chairman and CEO be held separately. Because some companies have governance structures in place that counterbalance a combined position, certain factors should be taken into account in determining whether the proposal warrants support. These factors include the presence of a lead director, board and committee independence, governance guidelines, company performance, and annual review by outside directors of CEO pay.

          Majority of Independent Directors/Establishment of Committees
          Vote FOR shareholder proposals asking that a majority or more of directors be independent unless the board composition already meets the proposed threshold by the accepted definition of independence. Vote FOR shareholder proposals asking that board audit, compensation, and/or nominating committees be composed exclusively of independent directors if they currently do not meet that standard.

3.        SHAREHOLDER RIGHTS:

          Shareholder Ability to Act by Written Consent
          Vote AGAINST proposals to restrict or prohibit shareholder ability to take action by written consent. Vote FOR proposals to allow or make easier shareholder action by written consent.

          Shareholder Ability to Call Special Meetings
          Vote AGAINST proposals to restrict or prohibit shareholder ability to call special meetings. Vote FOR proposals that remove restrictions on the right of shareholders to act independently of management.

          Supermajority Vote Requirements
          Vote AGAINST proposals to require a supermajority shareholder vote. Vote FOR proposals to lower supermajority vote requirements.

          Cumulative Voting
          Vote AGAINST proposals to eliminate cumulative voting. Vote proposals to restore or permit cumulative voting on a case-by-case basis relative to the company's other governance provisions.

          Confidential Voting
          Vote FOR shareholder proposals requesting that corporations adopt confidential voting, use independent vote tabulators and use independent inspectors of election, as long as the proposal includes a provision for proxy contests as follows: In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents will not agree, the confidential voting policy is waived. Vote FOR management proposals to adopt confidential voting.

4.        PROXY CONTESTS:

          Voting for Director Nominees in Contested Elections
          Votes in a contested election of directors must be evaluated on a case-by-case basis, considering the factors that include the long-term financial performance, management's track record, qualifications of director nominees (both slates), and an evaluation of what each side is offering shareholders.

          Reimbursing Proxy Solicitation Expenses
          Vote case-by-case. When in favor of dissident, recommend voting for reimbursing proxy solicitation expenses.

5.        POISON PILLS:

          Vote FOR shareholder proposals that ask a company to submit its poison pill for shareholder ratification. Review on a case-by-case basis shareholder proposals to redeem a company's poison pill and management proposals to ratify a poison pill.

6.        MERGERS AND CORPORATE RESTRUCTURINGS:

          Vote case-by-case on mergers and corporate restructurings based on such features as the fairness opinion, pricing, strategic rationale, and the negotiating process.

7.        REINCORPORATION PROPOSALS:

          Proposals to change a company's state of incorporation should be evaluated on a case-by-case basis, giving consideration to both financial and corporate governance concerns, including the reasons for reincorporating, a comparison of the governance provisions, and a comparison of the jurisdictional laws. Vote FOR reincorporation when the economic factors outweigh any neutral or negative governance changes.

8.        CAPITAL STRUCTURE:

          Common Stock Authorization

          Votes on proposals to increase the number of shares of common stock authorized for issuance are determined on a case-by-case basis. Vote AGAINST proposals at companies with dual-class capital structures to increase the number of authorized shares of the class of stock that has superior voting rights. Vote FOR proposals to approve increases beyond the allowable increase when a company's shares are in danger of being delisted or if a company's ability to continue to operate as a going concern is uncertain.

          Dual-class Stock

          Vote AGAINST proposals to create a new class of common stock with superior voting rights. Vote FOR proposals to create a new class of nonvoting or subvoting common stock if:

          o It is intended for financing purposes with minimal or no dilution to current shareholders
          o It is not designed to preserve the voting power of an insider or significant shareholder

9.        EXECUTIVE AND DIRECTOR COMPENSATION:

          Votes with respect to compensation plans should be determined on a case-by-case basis. Methodology for reviewing compensation plans primarily focuses on the transfer of shareholder wealth (the dollar cost of pay plans to shareholders instead of simply focusing on voting power dilution). Vote AGAINST equity plans that explicitly permit repricing or where the company has a history of repricing without shareholder approval.

          Management Proposals Seeking Approval to Reprice Options

          Votes on management  proposals seeking approval to reprice options are
          evaluated  on  a  case-by-case  basis  giving   consideration  to  the
          following:

               o    Historic trading patterns
               o    Rationale for the repricing
               o    Value-for-value exchange
               o    Option vesting
               o    Term of the option
               o    Exercise price
               o    Participation

          Employee Stock Purchase Plans

          Votes on employee stock purchase plans should be determined on a case-by-case basis. Vote FOR employee stock purchase plans where all of the following apply:

               o    Purchase price is at least 85 percent of fair market value
               o    Offering period is 27 months or less, and
               o Potential voting power dilution (VPD) is ten percent or less.

          Vote AGAINST employee stock purchase plans where any of the opposite conditions obtain.


          Shareholder Proposals on Compensation
          Vote on a case-by-case basis for all other shareholder proposals regarding executive and director pay, taking into account company performance, pay level versus peers, pay level versus industry, and long term corporate outlook.

10.       SOCIAL AND ENVIRONMENTAL ISSUES:

          These issues cover a wide range of topics, including consumer and public safety, environment and energy, general corporate issues, labor standards and human rights, military business, and workplace diversity.

          In general, vote case-by-case. While a wide variety of factors goes into each analysis, the overall principal guiding all vote recommendations focuses on how the proposal will enhance the economic value of the company.

          If you have any questions about these guidelines, or if you are interested in obtaining information on how a proxy was voted on your behalf, please contact us at:

                         Fairport Asset Management, LLC
                               Compliance Officer
                               3636 Euclid, Avenue
                              Cleveland, Ohio 44115
                                 (216) 431-3000


         July 1, 2003

                                 FAIRPORT FUNDS

                               Proxy Voting Policy



At the Fairport Funds, we understand that it is our important responsibility to serve as a fiduciary voice on behalf of all of our shareholders in the proxy voting process. As a result, the Fairport Funds Board of Trustees have reviewed and adopted the guidelines established below (Attached Appendix A) as well as those procedures established within this Proxy Voting Policy:



1. The Fairport Funds defer to and rely on the Funds' investment adviser (the "Adviser") to make decisions on casting proxy votes. The officers of the Fairport Funds are responsible to monitor the Adviser's adherence to both the spirit of the guidelines established in Appendix A and to ensure that the proxy voting process remains, above all, in the best interest of the shareholders of the Fairport Funds.



2. The Adviser must present to the Board any instances where a vote presents a potential conflict of interest between the Adviser or an affiliate of the Adviser, and the shareholders of the Fairport Funds. In the case of a conflict, the Board will review the recommended vote presented by the Adviser for appropriateness prior to authorizing execution or recommending changes to the Adviser. When the Board is required to make a proxy voting decision, only the Board members without a conflict of interest with regard to the security in question or the matter to voted upon shall be permitted to participate in the decision of how the Fund's vote will be cast.



3. Changes to the Adviser's Proxy Voting Guidelines established in conjunction with the third-party service provider, ISS, must be reviewed and approved by the Board prior to any vote that effects shareholders of the Fairport Funds.



4. A copy of this Proxy Voting Policy will be available, without charge, through the Fairport Funds website at www.fairportfunds.com or, upon request, by calling the Funds' toll-free telephone number at (800) 332-6459. The Funds will send a copy of this Proxy Voting Policy within three business days of receipt of a request, by first-class mail or other means designed to ensure equally prompt delivery.

REGISTRATION STATEMENT OF FAIRPORT FUNDS ON FORM N-1A

PART C.  OTHER INFORMATION

Item 23. EXHIBITS

(a)  Articles of Incorporation.

     (i) Declaration of Trust, dated as of September 16, 1994 and amended as of March 1, 1996 - incorporated herein by reference to Post-Effective Amendment No. 2 to Registration Statement #33-84186 filed via EDGAR on February 29, 1996.

     (ii) Amendment to ARTICLE IV, Section 4.2 of the Declaration of Trust, effective as of March 15, 1999 -- incorporated herein by reference to Post-Effective Amendment No. 6 to Registration Statement #33-84186 filed via EDGAR on April 16, 1999.

     (iii)Amendment to ARTICLE I, Section 1.1 and ARTICLE IV, Section 4.2 of the Declaration of Trust, effective as of July 1, 1999 -- incorporated herein by reference to Post-Effective Amendment No. 7 to Registration Statement #33-84186 filed via EDGAR on February 28, 2000.

     (iv) Amendment to ARTICLE I, Section 1.1 and ARTICLE IV, Section 4.2 of the Declaration of Trust, effective as of February 14, 2002 - incorporated herein by reference to Post-Effective Amendment No. 11 to Registration Statement #33-84186 filed via EDGAR on February 11, 2002.

(b) By-Laws. Amended and Restated By-Laws - incorporated herein by reference to Post- Effective Amendment No. 12 to Registration Statement #33-84186 filed via EDGAR on February 27, 2003.


(c) Instruments Defining Rights of Security Holders None, other than in the Declaration of Trust, as amended, and Amended and Restated By-Laws of the Registrant.


(d) Investment Advisory Contracts. Investment Advisory Agreement dated October 25, 2001, between Registrant and Roulston & Company Inc. -- incorporated herein by reference to Post-Effective Amendment No. 10 to Registration Statement #33-84186 filed via EDGAR on December 14, 2001.

(e)  Underwriting Contracts.

     (i) Distribution Agreement dated October 25, 2001, between Registrant and Roulston Research Corp. - incorporated herein by reference to Post-Effective Amendment No. 10 to Registration Statement #33-84186 filed via EDGAR on December 14, 2001.

     (ii) Form of Selected Dealer Agreement as amended - incorporated herein by reference to Post-Effective Amendment No. 9 to Registration Statement #33-84186 filed via EDGAR on February 28, 2001. Letter Amendment -- incorporated herein by reference to Post-Effective Amendment No. 10 to Registration Statement #33-84186 filed via EDGAR on December 14, 2001.


     (iii)Charles Schwab Mutual Fund Marketplace Operating Agreement dated October 25, 1996, between Charles Schwab & Co., Inc. and the Fund Company -- incorporated herein by reference to Post-Effective Amendment No. 4 to Registration Statement #33-84186 filed via EDGAR on February 27, 1998.


          (A) Order Placement Procedures Amendment to the Operating Agreement dated December 1, 1997, between Charles Schwab & Co., Inc., and the Fund Company -- incorporated herein by reference to Post-Effective Amendment No. 4 to Registration Statement #33-84186 filed via EDGAR on February 27, 1998.

          (B) Retirement Plan Order Processing Amendment dated October 15, 1998, to the Operating Agreement dated October 25, 1996, among Charles Schwab & Co., Inc., the Charles Schwab Trust Company and the Fund Company -- incorporated herein by reference to Post-Effective Amendment No. 6 to Registration Statement #33-84186 filed via EDGAR on April 16, 1999.

          (C) Amendment dated as of January 1, 1999, to Operating Agreement dated October 25, 1996, between Charles Schwab & Co., Inc. and the Fund Company -- incorporated herein by reference to Post-Effective Amendment No. 6 to Registration Statement #33-84186 filed via EDGAR on April 16, 1999.

          (D) Amendment dated as of December 24, 1999, to Operating Agreement dated October 25, 1996, between Charles Schwab & Co., Inc. and the Fund Company -- incorporated herein by reference to Post-Effective Amendment No. 8 to Registration Statement #33-84186 filed via EDGAR on February 29, 2000.

          (E) Amendment dated as of October 18, 1999, to Operating Agreement dated October 25, 1996, between Charles Schwab & Co., Inc. and the Fund Company -- incorporated herein by reference to Post-Effective Amendment No. 8 to Registration Statement #33-84186 filed via EDGAR on February 28, 2000.

          (F) Amendment dated as of October 1, 2000, to Operating Agreement dated October 25, 1996, between Charles Schwab & Co., Inc. and the Fund Company -- incorporated herein by reference to Post-Effective Amendment No. 9 to Registration Statement #33-84186 filed via EDGAR on February 28, 2001.


          (G) Amendment dated as of February 27, 2004, to Operating Agreement dated October 25, 1996, between Charles Schwab & Co., Inc. and the Fund Company -- filed herewith.


(f)  Bonus or Profit Sharing Contracts - None.

(g)  Custodian Agreements.


     (i) Custody Agreement between Registrant and U.S. Bank, N.A. -- incorporated herein by reference to Post-Effective Amendment No. 9 to Registration Statement #33-84186 filed via EDGAR on February 28, 2001.


(h) Other Material Contracts. Mutual Fund Services Agreement dated July 1, 2000, between Registrant and Unified Fund Services, Inc. -- incorporated herein by reference to Post-Effective Amendment No. 10 to Registration Statement #33-84186 filed via EDGAR on December 14, 2001.

(i)  Legal Opinion.


     (i) Opinion of Thompson Hine LLP - incorporated herein by reference to Post- Effective Amendment No. 12 to Registration Statement #33-84186 filed via EDGAR on February 27, 2003.


     (ii) Consent of Thompson Hine LLP - filed herewith.

(j)  Other Opinions.


     (i)  Consent of PricewaterhouseCoopers LLP - filed herewith.


(k)  Omitted Financial Statements - None.

(l)  Initial Capital Agreements - None.

(m)  Rule 12b-1 Plan.

     (i) Distribution and Shareholder Services Plan dated January 20, 1995, as amended September 7, 2001 -- incorporated herein by reference to Post-Effective Amendment No. 10 to Registration Statement #33-84186 filed via EDGAR on December 14, 2001.

     (ii) Form of Selected Dealer Agreement, as amended - see (e)(ii) above.


     (iii)Shareholder Service Agreement dated December 12, 1996, between Roulston Research Corp. and First Trust Corporation -- incorporated herein by reference to Post-Effective Amendment No. 3 to Registration Statement #33-84186 filed via EDGAR on February 27, 1997. Letter
          Amendment - - incorporated herein by reference to Post-Effective Amendment No. 10 to Registration Statement #33-84186 filed via EDGAR on December 14, 2001. Second Amendment - incorporated herein by reference to Post-Effective Amendment No. 12 to Registration Statement #33-84186 filed via EDGAR on February 27, 2003.


     (iv) Services Agreement dated September 22, 2000, between Goldman, Sachs & Co. and Roulston Research Corp. -- incorporated herein by reference to Post-Effective Amendment No. 9 to Registration Statement #33-84186 filed via EDGAR on February 28, 2001.

(n)  Rule 18f-3 Plan - None.

(o)  Reserved.

(p) Code of Ethics. Code of Ethics of Fairport Funds - incorporated herein by reference to Post-Effective Amendment No. 12 to Registration Statement #33-84186 filed via EDGAR on February 27, 2003.


(q)  Powers of Attorney -

     (i) Powers of Attorney of the officers and trustees - incorporated herein by reference to Post-Effective Amendment No. 10 to Registration Statement #33-84186 filed via EDGAR on December 14, 2001.

(ii) Power of Attorney of the Registrant (and  Certificate with respect thereto)
     - incorporated herein by reference to Post-Effective Amendment No. 12 to Registration Statement #33- 84186 filed via EDGAR on February 27, 2003.



Item 24.  PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

         None.


                            Item 25. INDEMNIFICATION

     Article VI, Section 6.4 of the Registrant's Declaration of Trust, filed as Exhibit (a) hereto, provides for the indemnification of Registrant's Trustees and officers. Indemnification of Registrant's principal underwriter, custodian, investment adviser, administrator, and transfer agent is provided for, respectively, in Section 1.11 of the Distribution Agreement filed as Exhibit
(e)(i) hereto, Article VIII of the Custody Agreement filed as Exhibit (g)(i) hereto, Section 5 of the Investment Advisory Agreement filed as Exhibit (d) hereto, and Section 8 of the Mutual Fund Services Agreement filed as Exhibit
(h)(i) hereto.

     The Registrant may maintain a standard mutual fund and investment advisory professional and directors and officers liability policy. The policy, if maintained, would provide coverage to the Registrant, its Trustees and officers, and could cover its advisers, among others. Coverage under the policy would include losses by reason of any act, error, omission, misstatement, misleading statement, neglect or breach of duty.

     Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to trustees, officers, and controlling persons of Registrant pursuant to the foregoing provisions, or otherwise, Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a trustee, officer, or controlling person of Registrant in the successful defense of any action, suit, or proceeding) is asserted by such trustee, officer, or controlling person in connection with the securities being registered, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the Securities Act of 1933 and will be governed by the final adjudication of such issue.

Item 26. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER


(a) Roulston & Company ("Roulston"), 3636 Euclid Avenue, Suite 3000, Cleveland, Ohio 44115, adviser to Funds, is a registered investment adviser.

(i)  Roulston has engaged in no other business during the past two fiscal years.

     (ii) Information regarding any other business activities of a substantial nature engaged in during the past two fiscal years by the officers and directors of Roulston is set forth below.



        ---------------------------- --------------------------------------- ---------------------------------------
                   Name                      Position with Adviser                 Other Business Activities
        ---------------------------- --------------------------------------- ---------------------------------------
        ---------------------------- --------------------------------------- ---------------------------------------
        Scott D. Roulston            Director, President and CEO             Senior   Managing   Director,    Chief
                                                                             Executive  Officer  and  President  of
                                                                             Fairport   Asset   Management.   Chief
                                                                             Executive  Officer  and  President  of
                                                                             Roulston Research Corp.
        ---------------------------- --------------------------------------- ---------------------------------------
        ---------------------------- --------------------------------------- ---------------------------------------
        Kenneth J. Coleman           Director,   Executive  Vice  President  Senior Managing Director, Chief
                                     and Treasurer                           Operating Officer and Chief Financial
                                                                             Officer of Fairport Asset Management,
                                                                             LLC.

        ---------------------------- --------------------------------------- ---------------------------------------
        ---------------------------- --------------------------------------- ---------------------------------------
        Heather R. Ettinger          Director and Secretary                  Senior  Managing  Director,  Executive
                                                                             Vice   President   and   Director   of
                                                                             Fairport   Asset   Management,    LLC.
                                                                             Secretary for Roulston Research Corp.
        ---------------------------- --------------------------------------- ---------------------------------------



Item 27. PRINCIPAL UNDERWRITER

(a)  None.

(b) Information with respect to each director and officer of Roulston Research Corp. is incorporated by reference to Schedule A of Form BD filed by it under the Securities Exchange Act of 1934 (file no. 8-35861).

(c)  None.

Item 28. LOCATION OF ACCOUNTS AND RECORDS

(a) Roulston & Company, Inc., 3636 Euclid Avenue, Suite 3000, Cleveland, Ohio 44115 (records relating to its functions as investment adviser).

(b) Roulston Research Corp., 3636 Euclid Avenue, Suite 3000, Cleveland, Ohio 44115 (records relating to its function as distributor).

(c) Unified Fund Services, Inc., 431 N. Pennsylvania Street, Indianapolis, Indiana 46204 (records relating to its functions as administrator, dividend and transfer agent, and fund accounting agent).

(d) U.S. Bank, N.A., 425 Walnut Street, Cincinnati, Ohio 45202 (records relating to its functions as custodian).

(e) Thompson Hine LLP, 312 Walnut Street, Suite 1400, Cincinnati, Ohio 45202 (records relating to Registrant's Declaration of Trust and By-Laws).


Item 29. MANAGEMENT SERVICES

         None.

Item 30. UNDERTAKINGS

         None.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it has duly caused this Post Effective Amendment No. 13 to its Registration Statement under the Securities Act of 1933 and Amendment No. 14 to its Registration Statement under the Investment Company Act of 1940 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Indianapolis and State of Indiana on the 26th day of February, 2004.


                                            FAIRPORT FUNDS



                                            By:________/s/_____________
                                                 Carol J. Highsmith
                                                 Attorney-in-fact

     Pursuant  to  the   requirements  of  the  Securities  Act  of  1933,  this
Registration Statement has been signed below by the following persons in the capacities and on the date indicated.



SIGNATURE                           TITLE



*Scott D. Roulston         President (Principal Executive Officer)




*Kenneth J. Coleman                 Treasurer (Principal Financial Officer
                                    And Principal Accounting Officer)



*Thomas V. Chema                    Trustee

*David B. Gale                      Trustee


*Mark S. Biviano                    Trustee


*Carolyn D. Pizzuto                 Trustee



*By:___________/s/__________________________         February 26, 2004
         Carol J. Highsmith, Attorney-In-Fact

                                  EXHIBIT INDEX



1. Amendment of Charles Schwab  Mutual Fund  Marketplace
Operating  Agreement .............................................EX-99.23.e.iv
2. Opinion and Consent of Thompson Hine LLP..........................EX-99.23.i
3. Consent of Pricewaterhouse Coopers LLP..........................EX-99.23.j.i